                                                                 EXHIBIT 10.4(a)



                 ASSIGNMENT, AMENDMENT AND RESTATEMENT AGREEMENT

         THIS ASSIGNMENT, AMENDMENT AND RESTATEMENT AGREEMENT, dated as of May 23, 2001 (this "Agreement"), is made by and among GLOBAL POWER EQUIPMENT GROUP, INC. (formerly known as GEEG, Inc.), a Delaware corporation (the "Borrower") and successor by the Mergers (as defined in the Restated Credit Agreement defined below) to each of Global Energy Equipment, L.L.C. and GEEG Holdings, L.L.C., the Subsidiaries of the Borrower listed on the signature pages hereto under the caption "Obligors" (together with the Borrower, the "Obligors"), the lenders listed on the signature pages hereof under the captions "Departing Lenders" (the "Departing Lenders"), "Continuing Lenders" (the "Continuing Lenders") and "Additional Lenders" (the "Additional Lenders"), and BANKERS TRUST COMPANY ("BTCo"), as administrative agent (the "Administrative Agent").

                                   WITNESSETH:

         WHEREAS, Global Energy Equipment, L.L.C., GEEG Holdings, L.L.C., the Departing Lenders, the Continuing Lenders and the Administrative Agent are parties to a Credit Agreement dated as of August 1, 2000 (as amended, the "Existing Credit Agreement");

         WHEREAS, the Departing Lenders and certain Continuing Lenders wish to assign all or a portion of their interests in the loans and letters of credit outstanding under the Existing Credit Agreement to the Additional Lenders and certain other Continuing Lenders, and the Additional Lenders and such Continuing Lenders are willing to accept such assignments; and

         WHEREAS, the Borrower has requested, and the other parties hereto have agreed, upon the terms and subject to the conditions set forth herein, that the Existing Credit Agreement be amended and restated upon the effectiveness of the assignments referred to in the immediately preceding recital in the form of the Amended and Restated Credit Agreement set forth as Exhibit A hereto (the "Restated Credit Agreement").

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1 Defined Terms. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Restated Credit Agreement.

         Section 2 Amendment to Existing Credit Agreement. On and as of the time the conditions set forth in Section 8(a) hereof have been satisfied, the Existing Credit Agreement shall be amended by inserting a new Section 11.16 to read as follows:

                  11.16 Replacement of Non-Consenting Lenders. If, in connection with any proposed amendment, modification or waiver to any of the provisions of this Agreement as contemplated by clauses (a) through (g) inclusive, of the first proviso to Section 11.1.1, the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Borrower shall have the right to replace each such non-consenting Lender or Lenders with one or more financial institutions or other Persons (each a "Consenting Lender") pursuant to this Section 11.16 so long as at the time of such replacement, each such Consenting Lender consents to the proposed amendment, modification or waiver. At the time of any replacement pursuant to this Section 11.16, the Consenting Lender shall enter into one or more assignment agreements, in form and substance reasonably satisfactory to the Administrative Agent, pursuant to which the Consenting Lender shall acquire all of the Commitments and outstanding Loans of, and participation in Letters of Credit and Swing Line Loans by, the non-consenting Lender and (ii) all obligations of the Borrower owing to the non-consenting Lender shall be paid in full to such non-consenting Lender concurrently with such replacement. Upon the payment of amounts referred to in clauses (i) and (ii) above, the Consenting Lender shall become a Lender hereunder and the non-consenting Lender shall cease to constitute a Lender hereunder.

         Section 3 Assignments. (a) On and as of the Restatement Date (as defined in Section 14 hereof), subject to the conditions set forth in Section 8 hereof, each of the Departing Lenders, Continuing Lenders and Additional Lenders shall sell, assign and transfer, or purchase and assume, as the case may be, such interests in (i) the Commitments (as defined in the Existing Credit Agreement, the "Existing Commitments"), (ii) the Loans (as defined in the Existing Credit Agreement, the "Existing Loans") and (iii) the participations in the Letters of Credit (as defined in the Existing Credit Agreement, the "Existing Letters of Credit"), in each case, outstanding immediately prior to the Restatement Date, as shall be necessary in order that, after giving effect to all such assignments and purchases, the Existing Commitments, the Existing Loans and the participations in the Existing Letters of Credit will be held by the Continuing Lenders and Additional Lenders as set forth in Schedule 1.1(a) hereto (or, in the case of the Existing Letters of Credit, ratably in accordance with the Revolving Loan Commitments set forth in such Schedule). Each Additional Lender and Continuing Lender purchasing interests of any type under this Section 3 shall be deemed to have purchased such interests from each Departing Lender and Continuing Lender selling interests of such type ratably in accordance with the amounts of such interests sold by such Departing Lenders and Continuing Lenders. The purchase price for each such assignment and purchase shall equal the principal amount of the Loans purchased. Concurrently with the effectiveness of the assignments and purchases provided for above, the Departing Lenders shall cease to be parties to the Existing Credit Agreement and shall be released from all further obligations thereunder and shall have no further rights to or interest in any of the Collateral (as defined in the Existing Credit Agreement); provided, however, that the Departing Lenders shall continue to be entitled to the benefits of Sections 4.3, 4.4, 4.5, 4.6 and 11.3 and 11.4 of the Existing Credit Agreement as in effect immediately prior to the Restatement Date. Any Departing Lender that shall not have executed this Agreement as of the date hereof shall, in accordance with the provisions of Section 11.16 of the Existing Credit Agreement, (i) be deemed to have assigned and transferred its interests in the Commitments, Loans and participations in Letters of Credit, as applicable, as set forth above in this Section 3 and cease to be a Lender under the Existing Credit Agreement and (ii) have no further right to any benefits under the Existing Credit Agreement to which it would previously have been entitled (including, without limitation, any benefits pursuant to Sections 4.4, 4.5, 4.6, 11.3 and 11.4 of the Existing Credit Agreement.

         (b) On the Restatement Date, (i) each Additional Lender and Continuing Lender that is purchasing interests in the Existing Loans and Existing Commitments pursuant to paragraph (a) above shall pay the purchase price for the interests purchased by it pursuant to such paragraph (a) by wire transfer of immediately available funds to the Administrative Agent in New York, New York, not later than 12:00 (noon), New York City time, and (ii) the Administrative Agent shall pay to each Departing Lender and Continuing Lender that is assigning interests in Existing Loans and Existing Commitments pursuant to paragraph (a) above, out of the amounts received by the Agent from each Additional Lender and Continuing Lender pursuant to clause (i) of this paragraph (b), the purchase price for the interests assigned by it pursuant to such paragraph (a) by wire transfer of immediately available funds not later than 3:00 p.m., New York City time.

         (c) Each of the parties hereto hereby consents to the assignments and purchases provided for in paragraphs (a) and (b) above and agrees that (i) each Additional Lender and Continuing Lender that is purchasing or accepting interests in the Existing Commitments, the Existing Loans or the Existing Letters of Credit pursuant to paragraph (a) above are assignees of the Departing Lenders and certain Continuing Lenders permitted under Section 11.11.1 of the Existing Credit Agreement and (ii) each Additional Lender and each Continuing Lender shall have all the rights and obligations of a Lender under the Restated Credit Agreement with respect to the interests purchased by it pursuant to such paragraphs. Each Additional Lender designates its Domestic Office and its LIBOR Office to be the respective offices of such Additional Lender set forth under the captions "Domestic Office" and "LIBOR Office", respectively, on its signature page hereto.

         (d) Each of the parties hereto represents and warrants that it is legally authorized to enter into and deliver this Agreement and that this Agreement constitutes the legal, valid and binding obligation of such Person. Each Continuing Lender and Departing Lender represents and warrants that it is the legal and beneficial owner of such rights and obligations that it is assigning pursuant to this Section 3, free and clear of any adverse claim created by it. Except as set forth in the preceding sentence, no Continuing Lender or Departing Lender makes any representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made pursuant to or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Existing Credit Agreement or any other Loan Document (as defined in the Existing Credit Agreement) or any other instrument or document furnished pursuant hereto or thereto, including the financial condition of the Borrower or any of the Borrower's Subsidiaries or the performance or observance by any Obligor or any Lender of any of its obligations under the Existing Credit Agreement, any other Loan Document (as defined in the Existing Credit Agreement) or any other instrument or document furnished pursuant hereto or thereto. Each Continuing Lender and each Additional Lender confirms and agrees that in becoming a Lender and in making its Commitments and Loans under the Restated Credit Agreement, such actions have and will be made without recourse to, or representation or warranty by, the Administrative Agent.

         (e) The Administrative Agent hereby agrees to waive receipt of the payment of processing fees that would otherwise be payable pursuant to Section
11.11.1 of the Existing Credit Agreement or Section 10.11.1 of the Restated Credit Agreement in respect of the assignments effected under this Section 3.

         Section 4 Amendment and Restatement of the Existing Credit Agreement.
(a) Subject to the conditions set forth in Section 7(b) hereof, the Borrower, the Additional Lenders, the Continuing Lenders, and the Administrative Agent agree that the Existing Credit Agreement (including all Exhibits and Schedules thereto) is hereby amended and restated, effective as of the Restatement Date, to read in its entirety as set forth in Exhibit A hereto. As used in the Restated Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires and except as provided above, mean the Existing Credit Agreement as amended and restated by this Agreement.

         (b) On the Restatement Date, upon the effectiveness of this Agreement, notwithstanding any provision of the Existing Credit Agreement or the Restated Credit Agreement that would require a different application of the proceeds of the IPO, (i) the Existing Loans constituting Term A Loans under and as defined in the Existing Credit Agreement shall be deemed to be Term A Loans under the Restated Credit Agreement; (ii) a portion of the Existing Loans constituting Term B Loans under and as defined in the Existing Credit Agreement shall be repaid upon consummation of the IPO and the remaining Existing Loans constituting Term B Loans under and as defined in the Existing Credit Agreement shall be deemed to be Term A Loans under the Restated Credit Agreement, (iii) the Existing Loans constituting Term C Loans under and as defined in the Existing Credit Agreement shall be repaid in full upon consummation of the IPO,
(iv) each Existing Loan constituting a Revolving Loan under and as defined in the Existing Credit Agreement shall be deemed to be a Revolving Loan under the Restated Credit Agreement and (v) each Existing Letter of Credit shall be deemed to be a Letter of Credit issued under the Restated Credit Agreement, and the amount of the unused Revolving Loan Commitments under the Restated Credit Agreement shall be adjusted accordingly.

         (c) The Borrower shall cause all LIBO Rate Loans (as defined in the Existing Credit Agreement) outstanding immediately prior to the Restatement Date to be Base Rate Loans (as defined in the Existing Credit Agreement) and pay to the Administrative Agent all breakage costs pursuant to Section 4.4 of the Existing Credit Agreement.

         Section 5 Affirmation and Acknowledgement of Obligors. The Obligors hereby acknowledge the amendments to the Existing Credit Agreement contained in the Restated Credit Agreement and each hereby reaffirms as of the Restatement Date, its covenants and agreements contained in each of the Loan Documents (as defined in the Existing Credit Agreement) to which it is a party. Each Obligor further confirms that each such Loan Document to which it is a party is and shall continue to be in full force and effect and the same are hereby ratified, approved and confirmed in all respects after giving effect to this Agreement and the Restated Credit Agreement (it being understood that upon the occurrence of the Restatement Date, all references in such Loan Documents to the "Credit Agreement", "thereunder", "thereof", "therein" or words of like or similar import shall mean and be a reference to the Restated Credit Agreement). Each Obligor hereby further acknowledges and agrees that the acceptance by the Administrative Agent and each of the Lenders of this affirmation and acknowledgement shall not be construed in any manner to establish (or indicate) any course of dealing on the Administrative Agent's or any Lender's part, including, without limitation, the providing of any notice or the requesting of any acknowledgement not otherwise expressly provided for in any Loan Document with respect to any future amendment, waiver, supplement or other modification to any Loan Document or any arrangement contemplated by any Loan Document.

         Section 6 Representations and Warranties. The Borrower hereby (i) makes to each of the other parties hereto, as of the Restatement Date, each of the representations and warranties contained in Article VI of the Restated Credit Agreement, and each of such representations and warranties is hereby incorporated by reference herein and (ii) represents and warrants to each of the other parties hereto, that as of the Restatement Date, no Default or Event of Default exists or is continuing.

         Section 7 Fees, Expenses and Interest. (a) On the Restatement Date, simultaneously with the making of the assignments provided for in Section 3, the Borrower shall pay (i) to the Administrative Agent, for the accounts of the Lenders (as defined in the Existing Credit Agreement), the fees payable pursuant to Section 3.3 of the Existing Credit Agreement which have accrued for the period from the last date such fees were paid to but excluding the Restatement Date and the breakage costs payable pursuant to Section 4.4 of the Existing Credit Agreement, and (ii) for the account of the Administrative Agent, the Continuing Lenders and the Additional Lenders, the fees and expenses referred to in the Agent's Fee Letter (as defined in the Restated Credit Agreement). The fees, costs and expenses described in this Section 7 shall be payable in immediately available funds. Once paid, such fees shall not be refundable under any circumstances.

         (b) On the Restatement Date, simultaneously with the making of the assignments provided for in Section 3, the Borrower shall pay to the Administrative Agent, for the accounts of the Lenders (as defined in the Existing Credit Agreement), all unpaid interest accrued to but excluding the Restatement Date on the Existing Loans of each such Lender.

         Section 8 Conditions Precedent. (a) The amendment provided for in
Section 2 hereof shall be subject to the receipt by the Administrative Agent of signed counterparts of this Agreement, duly executed and delivered by the signatories hereto, which, when taken together, bear the signatures of the Borrower and the Required Lenders (as defined in the Existing Credit Agreement).

         (b) The obligation of each Continuing Lender and each Additional Lender to purchase the assignments provided for in Section 3 hereof and the amendment and restatement of the Existing Credit Agreement provided for in Section 4 hereof on the Restatement Date shall be subject to the satisfaction of all of the following conditions.

                  (i) Restated Credit Agreement Conditions. All of the conditions set forth in Section 5.1 of the Restated Credit Agreement shall have been satisfied.

                  (ii) Agreement. The Administrative Agent shall have received signed counterparts of this Agreement, duly executed and delivered by the signatories hereto, which, when taken together, bear the signatures of the following:

                           (1) the Borrower and each Obligor;

                           (2) each Continuing Lender and Additional Lender; and

                          (3) the Administrative Agent.

         Section 9 Applicable Law. THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT (OTHER THAN THE LETTERS OF CREDIT, TO THE EXTENT SPECIFIED IN THE RESTATED CREDIT AGREEMENT AND EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN A LOAN DOCUMENT) WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

         Section 10 No Novation. Neither this Agreement nor the execution, delivery or effectiveness of the Restated Credit Agreement shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the Lien or priority of any security agreement, any pledge agreement or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Agreement, the Restated Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower under the Existing Credit Agreement or any Guarantor under any Loan Document (as defined in the Existing Credit Agreement) from any of its obligations and liabilities thereunder. Each of the Existing Credit Agreement and the other Loan Documents (as defined in the Existing Credit Agreement) shall remain in full force and effect, until and except as modified hereby in connection herewith or in connection with the Restated Credit Agreement. This Agreement shall constitute a Loan Document for all purposes of the Existing Credit Agreement and the Restated Credit Agreement.

         Section 11 Notices. All notices hereunder shall be given in accordance with the provisions of Section 10.2 of the Restated Credit Agreement or, in the case of the Departing Lenders, to the addresses referred to in Section 11.2 of the Existing Credit Agreement.

         Section 12 Counterparts. This Agreement may be executed in two or more counterparts, each of which when taken together shall constitute but one contract, and shall become effective as provided in Section 14 hereof. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart hereof.

         Section 13 Headings. The headings of this Agreement are for convenience of reference only, are not part of this Agreement and are not to be taken into consideration in interpreting this Agreement.

         Section 14 Effectiveness; Amendment. This Agreement shall become effective on the date (the "Restatement Date") that each of the conditions specified in Section 8 have been satisfied. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto; provided that the provisions of Section 11.1 of the Restated Credit Agreement shall govern any amendment, waiver or modification of the Restated Credit Agreement or any other Loan Document.

                            [signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, all as of the date and year first above written.


                                      GLOBAL POWER EQUIPMENT GROUP INC.,
                                      as the Borrower


                                      By:    /s/ Larry Edwards
                                             -----------------------------------
                                      Name:  Larry Edwards
                                             -----------------------------------
                                      Title: Chief Executive Officer
                                             -----------------------------------


                                      Obligors:

                                      DELTAK, L.L.C.


                                      By:    /s/ Larry Edwards
                                             -----------------------------------
                                      Name:  Larry Edwards
                                             -----------------------------------
                                      Title: Chief Executive Officer
                                             -----------------------------------


                                      BRADEN MANUFACTURING, L.L.C.


                                      By:    /s/ Larry Edwards
                                             -----------------------------------
                                      Name:  Larry Edwards
                                             -----------------------------------
                                      Title: Chief Executive Officer
                                             -----------------------------------


                                      DELTAK CONSTRUCTION SERVICES, INC.


                                      By:    /s/ Larry Edwards
                                             -----------------------------------
                                      Name:  Larry Edwards
                                             -----------------------------------
                                      Title: Chief Executive Officer
                                             -----------------------------------

                                      BRADEN CONSTRUCTION SERVICES, INC.

                                      By:    /s/ Larry Edwards
                                             -----------------------------------
                                      Name:  Larry Edwards
                                             -----------------------------------
                                      Title: Chief Executive Officer
                                             -----------------------------------


              Signature Page to Global Power Equipment Group Inc.
                Assignment, Amendment and Restatement Agreement

                                      BRADEN-EUROPE B.V.



                                      By:    /s/ Larry Edwards
                                             -----------------------------------
                                      Name:  Larry Edwards
                                             -----------------------------------
                                      Title:
                                             -----------------------------------


                                      DELTAK B.V.


                                      By:    /s/ Larry Edwards
                                             -----------------------------------
                                      Name:  Larry Edwards
                                             -----------------------------------
                                      Title:
                                             -----------------------------------



                                      CFI HOLDINGS, INC.


                                      By:    /s/ Larry Edwards
                                             -----------------------------------
                                      Name:  Larry Edwards
                                             -----------------------------------
                                      Title: President
                                             -----------------------------------


                                      CONSOLIDATED FABRICATORS, INC.


                                      By:    /s/ James P. Wilson
                                             -----------------------------------
                                      Name:  James P. Wilson
                                             -----------------------------------
                                      Title: Secretary
                                             -----------------------------------



                                      CFI MEXICANA S.A. DE C.V.


                                       By:
                                             -----------------------------------
                                      Name:
                                             -----------------------------------
                                     Title:
                                             -----------------------------------


              Signature Page to Global Power Equipment Group Inc.
                Assignment, Amendment and Restatement Agreement

                                      Continuing Lenders:


                                      BANKERS TRUST COMPANY,
                                      Individually and as Administrative Agent


                                      By:    /s/ Mary Jo Jolly
                                             -----------------------------------
                                      Name:  Mary Jo Jolly
                                             -----------------------------------
                                      Title: Assistant Vice President
                                             -----------------------------------


                                      CREDIT SUISSE FIRST BOSTON



                                      By:    /s/ Jay Chall
                                             -----------------------------------
                                      Name:  Jay Chall
                                             -----------------------------------
                                      Title: Director
                                             -----------------------------------


                                      NATIONAL CITY BANK, CLEVELAND



                                      By:    /s/ Julie I. Sabroff
                                             -----------------------------------
                                      Name:  Julie I. Sabroff
                                             -----------------------------------
                                      Title: Senior Vice President
                                             -----------------------------------


                                      FLEET BANK (formerly Summit Bank)



                                      By:    /s/ Richard M. Williams
                                             -----------------------------------
                                      Name:  Richard M. Williams
                                             -----------------------------------
                                      Title: Assistant Vice President
                                             -----------------------------------


                                      US BANK NATIONAL ASSOCIATION



                                      By:    /s/ Sam S. Pepper, Jr.
                                             -----------------------------------
                                      Name:  Sam S. Pepper, Jr.
                                             -----------------------------------
                                      Title: Vice President
                                             -----------------------------------


              Signature Page to Global Power Equipment Group Inc.
                Assignment, Amendment and Restatement Agreement

                                      Additional Lenders:


                                      BARCLAYS BANK PLC, as an Additional Lender



                                      By:    /s/ John Giannone
                                             -----------------------------------
                                      Name:  John Giannone
                                             -----------------------------------
                                      Title: Director
                                             -----------------------------------



              Signature Page to Global Power Equipment Group Inc.
                Assignment, Amendment and Restatement Agreement

                                   CITICORP USA, INC., as an Additional Lender


                                   By:    /s/ Julie Persily
                                          --------------------------------------
                                   Name:  Julie Persily
                                          --------------------------------------
                                   Title: Vice President and Managing Director
                                          --------------------------------------





              Signature Page to Global Power Equipment Group Inc.
                Assignment, Amendment and Restatement Agreement

                                   ALLIED IRISH BANKS PLC, as an Additional
                                     Lender


                                   By:    /s/ John F. Farrace
                                          --------------------------------------
                                   Name:  John F. Farrace
                                          --------------------------------------
                                   Title: Senior Vice President
                                          --------------------------------------





              Signature Page to Global Power Equipment Group Inc.
                Assignment, Amendment and Restatement Agreement

                                   Departing Lenders:


                                   NORSE CBO LTD., as a Departing Lender


                                   By:  Regiment  Capital  Management,  LLC as
                                        its Investment Advisor

                                   By:  Regiment Capital Advisors, LLC
                                   Its  Manager and pursuant to delegated
                                        authority

                                   By:  /s/ Timothy Peterson
                                        ----------------------------------------
                                        President
                                        ----------------------------------------


              Signature Page to Global Power Equipment Group Inc.
                Assignment, Amendment and Restatement Agreement

                                        NORTHWOODS CAPITAL, LIMITED, as
                                        a Departing Lender
                                        By: Angelo Gordon & Co., L.P. as
                                            Collateral Manager


                                        By:    /s/ John W. Fraser
                                              ----------------------------------
                                        Name:  John W. Fraser
                                              ----------------------------------
                                        Title: Managing Director
                                              ----------------------------------


                                        NORTHWOODS CAPITAL II, LIMITED, as a
                                        Departing Lender
                                        By: Angelo Gordon & Co., L.P. as
                                            Collateral Manager


                                        By:    /s/ John W. Fraser
                                               ---------------------------------
                                        Name:  John W. Fraser
                                               ---------------------------------
                                        Title: Managing Director
                                               ---------------------------------



              Signature Page to Global Power Equipment Group Inc.
                Assignment, Amendment and Restatement Agreement

                                        ARES IV CLO, LTD., as a Departing Lender

                                        By: Ares CLO Management IV, L.P.
                                            Investment Manager

                                        By: Ares CLO GP IV, LLC,
                                            Its Managing Member


                                        By:    /s/ Christopher N. Jacobs
                                               ---------------------------------
                                        Name:  Christopher N. Jacobs
                                               ---------------------------------
                                        Title:
                                               ---------------------------------




              Signature Page to Global Power Equipment Group Inc.
                Assignment, Amendment and Restatement Agreement

                                        BLUE SQUARE FUNDING LIMITED, as a
                                        Departing Lender

                                        By: Bankers Trust Company, as Trustee



                                        By:    /s/ Stephen T. Hessler
                                               ---------------------------------
                                        Name:  Stephen T. Hessler
                                               ---------------------------------
                                        Title: Vice President
                                               ---------------------------------





              Signature Page to Global Power Equipment Group Inc.
                Assignment, Amendment and Restatement Agreement

                                        FRANKLIN CLO I LTD, as a
                                        Departing Lender



                                        By:    /s/ Chauncey Lufkin
                                               ---------------------------------
                                        Name:  Chauncey Lufkin
                                               ---------------------------------
                                        Title: Vice President
                                               ---------------------------------


                                        FRANKLIN FLOATING RATE MASTER
                                        SERIES, as a Departing Lender


                                        By:    /s/ Chauncey Lufkin
                                               ---------------------------------
                                        Name:  Chauncey Lufkin
                                               ---------------------------------
                                        Title: Vice President
                                               ---------------------------------


                                        FRANKIN FLOATING RATE DAILY
                                        ACCESS FUND, as a Departing Lender


                                        By:    /s/ Chauncey Lufkin
                                               ---------------------------------
                                        Name:  Chauncey Lufkin
                                               ---------------------------------
                                        Title: Vice President
                                               ---------------------------------




              Signature Page to Global Power Equipment Group Inc.
                Assignment, Amendment and Restatement Agreement

                                        FRANKLIN CLO II LTD, as a Departing
                                        Lender


                                        By:    /s/ Chauncey Lufkin
                                               ---------------------------------
                                        Name:  Chauncey Lufkin
                                               ---------------------------------
                                        Title: Vice President
                                               ---------------------------------



              Signature Page to Global Power Equipment Group Inc.
                Assignment, Amendment and Restatement Agreement

                                    APEX (IDM) CDO I, LTD., as a Departing
                                    Lender


                                    By:    /s/ William A. Hayes
                                           ---------------------------------
                                    Name:  William A. Hayes
                                           ---------------------------------
                                    Title: Director
                                           ---------------------------------


                                    ELC (CAYMAN) LTD. 1999-II, as a Departing
                                    Lender


                                    By:    /s/ William A. Hayes
                                           ---------------------------------
                                    Name:  William A. Hayes
                                           ---------------------------------
                                    Title: Director
                                           ---------------------------------


                                    ELC (CAYMAN) LTD. 1999-III, as a Departing
                                    Lender


                                    By:    /s/ William A. Hayes
                                           ---------------------------------
                                    Name:  William A. Hayes
                                           ---------------------------------
                                    Title: Director
                                           ---------------------------------


                                    ELC (CAYMAN) LTD. 2000-I, as a Departing
                                    Lender


                                    By:    /s/ William A. Hayes
                                           ---------------------------------
                                    Name:  William A. Hayes
                                           ---------------------------------
                                    Title: Director
                                           ---------------------------------


                                    TYRON CLO LTD. 2000-1, as a Departing
                                    Lender


                                    By:    /s/ William A. Hayes
                                           ---------------------------------
                                    Name:  William A. Hayes
                                           ---------------------------------
                                    Title: Director
                                           ---------------------------------



              Signature Page to Global Power Equipment Group Inc.
                Assignment, Amendment and Restatement Agreement

                                    GLENEAGLES TRADING LLC, as a
                                    Departing Lender



                                    By:    /s/ Ann E. Morris
                                           -------------------------------------
                                    Name:  Ann E. Morris
                                           -------------------------------------
                                    Title: Assistant Vice President
                                           -------------------------------------



                                    SRV-HIGHLAND, INC., as a Departing Lender



                                    By:    /s/ Ann E. Morris
                                           -------------------------------------
                                    Name:  Ann E. Morris
                                           -------------------------------------
                                    Title: Assistant Vice President
                                           -------------------------------------



              Signature Page to Global Power Equipment Group Inc.
                Assignment, Amendment and Restatement Agreement

                                    HELLER FINANCIAL INC., as a Departing Lender



                                    By:    /s/ Robert M. Reeg
                                           -------------------------------------
                                    Name:  Robert M. Reeg
                                           -------------------------------------
                                    Title: Assistant Vice President
                                           -------------------------------------








              Signature Page to Global Power Equipment Group Inc.
                Assignment, Amendment and Restatement Agreement

                                    ELF FUNDING TRUST I, as a Departing
                                    Lender


                                    By:    /s/ Todd Travers
                                           -------------------------------------
                                    Name:  Todd Travers
                                           -------------------------------------
                                    Title: Senior Portfolio Manager
                                           -------------------------------------


                                    KZH HIGHLAND-2 LLC, as a Departing
                                    Lender


                                    By:    /s/ Kimberly Rowe
                                           -------------------------------------
                                    Name:  Kimberly Rowe
                                           -------------------------------------
                                    Title: Authorized Agent
                                           -------------------------------------


                                    HIGHLAND LOAN FUNDING V LTD., as a
                                    Departing Lender

                                    By:    /s/ Todd Travers
                                           -------------------------------------
                                    Name:  Todd Travers
                                           -------------------------------------
                                    Title: Senior Portfolio Manager
                                           -------------------------------------


                                    HIGHLAND LEGACY LIMITED, as a
                                    Departing Lender

                                    By:    /s/ Todd Travers
                                           -------------------------------------
                                    Name:  Todd Travers
                                           -------------------------------------
                                    Title: Senior Portfolio Manager
                                           -------------------------------------




              Signature Page to Global Power Equipment Group Inc.
                Assignment, Amendment and Restatement Agreement

                                    KATONAH I, LTD., as a Departing Lender


                                    By:    /s/ Ralph Della Rocca
                                           -------------------------------------
                                    Name:  Ralph Della Rocca
                                           -------------------------------------
                                    Title: Authorized Officer
                                           -------------------------------------
                                           Katonah Capital, L.L.C., as Manager
                                           -------------------------------------





              Signature Page to Global Power Equipment Group Inc.
                Assignment, Amendment and Restatement Agreement

                                    MET LIFE-MADISON AVENUE CDO I, as a
                                    Departing Lender


                                    By:    /s/ James R. Dingler
                                           -------------------------------------
                                    Name:  James R. Dingler
                                           -------------------------------------
                                    Title: Authorized Signatory
                                           -------------------------------------



                                    METROPOLITAN PROPERTY AND CASUALTY, as a
                                    Departing Lender


                                    By:    /s/ James R. Dingler
                                           -------------------------------------
                                    Name:  James R. Dingler
                                           -------------------------------------
                                    Title: Authorized Signatory
                                           -------------------------------------



              Signature Page to Global Power Equipment Group Inc.
                Assignment, Amendment and Restatement Agreement

                        STEIN ROE FLOATING RATE LIMITED, as a
                        Departing Lender


                        By:    /s/ James R. Fellows
                               --------------------------------------------
                        Name:  James R. Fellows
                               --------------------------------------------
                        Title: Senior Vice President Stein Roe & Farnham
                               --------------------------------------------
                               Incorporated, as Advisor to the Stein Roe
                               --------------------------------------------
                               Floating Rate Limited Liability Company
                               --------------------------------------------



                         LIBERTY-STEIN ROE ADVISOR, as a
                        Departing Lender


                        By:    /s/ James R. Fellows
                               --------------------------------------------
                        Name:  James R. Fellows
                               --------------------------------------------
                        Title: Senior Vice President and Portfolio Manager
                               --------------------------------------------



              Signature Page to Global Power Equipment Group Inc.
                Assignment, Amendment and Restatement Agreement

                                       VAN KAMPEN AMERICAN CAPITAL, as a
                                       Departing Lender


                                       By:    /s/ Brian T. Buscher
                                              ----------------------------------
                                       Name:  Brian T. Buscher
                                              ----------------------------------
                                       Title: Manager Operations and Compliance
                                              ----------------------------------



                                       VAN KAMPEN AMERICAN CAPITAL, as a
                                       Departing Lender


                                       By:    /s/ Brian T. Buscher
                                              ----------------------------------
                                       Name:  Brian T. Buscher
                                              ----------------------------------
                                       Title: Manager Operations and Compliance
                                              ----------------------------------



              Signature Page to Global Power Equipment Group Inc.
                Assignment, Amendment and Restatement Agreement

                                  SCHEDULE 1.1

                                   COMMITMENTS

                                    Revolving Loan            RL                 Term A Loan                Term A
Lender                                Commitment          Percentage             Commitment               Percentage
------                              --------------        ----------             -----------              ----------
BANKERS TRUST COMPANY               $ 8,333,333.34        11.1111111%           $6,666,666.66             11.1111111%
CITICORP USA, INC.                  $ 8,333,333.33        11.1111111%           $6,666,666.67             11.1111111%
CREDIT SUISSE FIRST BOSTON          $ 8,333,333.33        11.1111111%           $6,666,666.67             11.1111111%
NATIONAL CITY BANK, CLEVELAND       $11,111,111.11        14.8148148%           $8,888,888.89             14.8148148%
FLEET BANK                          $11,111,111.11        14.8148148%           $8,888,888.89             14.8148148%
BARCLAYS BANK PLC                   $11,111,111.11        14.8148148%           $8,888,888.89             14.8148148%
US BANK NATIONAL ASSOCIATION        $11,111,111.11        14.8148148%           $8,888,888.89             14.8148148%
ALLIED IRISH BANKS PLC              $ 5,555,555.56         7.4074075%           $4,444,444.44              7.4074075%

TOTALS                              $75,000,000.00       100.0000000%           $60,000,000.00           100.0000000%

                                                              Execution Version

                                    EXHIBIT A

================================================================================


                              AMENDED AND RESTATED

                                CREDIT AGREEMENT,

                            dated as of May 23, 2001,

                                      among

                       GLOBAL POWER EQUIPMENT GROUP INC.,
                                as the Borrower,

                VARIOUS FINANCIAL INSTITUTIONS AND OTHER PERSONS
                        FROM TIME TO TIME PARTIES HERETO,
                                 as the Lenders,

                                       and

                             BANKERS TRUST COMPANY,
                     as Administrative Agent for the Lenders

                      -------------------------------------

                                      with

                          DEUTSCHE BANC ALEX.BROWN INC.
                                as Lead Arranger,

                           CREDIT SUISSE FIRST BOSTON
                                       and
                              SALOMON SMITH BARNEY,
                            as Co-Syndication Agents,

                                       and

                          NATIONAL CITY BANK, CLEVELAND
                                       and
                          US BANK NATIONAL ASSOCIATION,
                           as Co-Documentation Agents


================================================================================

                                Table of Contents

                                                                            Page
                                                                            ----

ARTICLE I DEFINITIONS AND ACCOUNTING TERMS....................................3
   Section 1.1  Defined Terms.................................................3
   Section 1.2  Use of Defined Terms.........................................33
   Section 1.3  Cross-References.............................................33
   Section 1.4  Accounting and Financial Determinations......................33
ARTICLE II COMMITMENTS, BORROWING AND ISSUANCE PROCEDURES, NOTES AND
   LETTERS OF CREDIT.........................................................34
   Section 2.1  Commitments..................................................34
       2.1.1  Revolving Loan Commitment and Swing Line Loan Commitment.......34
       2.1.2  Letter of Credit Commitment....................................35
       2.1.3  Term A Loan Commitment.........................................35
   Section 2.2  Reduction of the Commitment Amounts..........................36
       2.2.1  Optional.......................................................36
       2.2.2  Mandatory..................................................... 36
   Section 2.3  Borrowing Procedures.........................................37
       2.3.1  Borrowing Procedure............................................37
       2.3.2  Swing Line Loans...............................................37
   Section 2.4  Continuation and Conversion Elections........................38
   Section 2.5  Funding......................................................39
   Section 2.6  Issuance Procedures..........................................39
       2.6.1  Other Lenders' Participation...................................39
       2.6.2  Disbursements..................................................40
       2.6.3  Reimbursement..................................................40
       2.6.4  Deemed Disbursements...........................................40
       2.6.5  Nature of Reimbursement Obligations............................41
       2.6.6  Existing Letters of Credit.....................................41
   Section 2.7  Register; Notes..............................................42
   Section 2.8  Additional Facility; Increase in Facilities..................43
ARTICLE III REPAYMENTS, PREPAYMENTS, INTEREST AND FEES.......................44
   Section 3.1  Repayments and Prepayments; Application......................44
       3.1.1  Repayments and Prepayments.....................................44
       3.1.2  Application ...................................................47
   Section 3.2  Interest Provisions..........................................47
       3.2.1  Rates..........................................................48
       3.2.2  Post-Maturity Rates............................................48
       3.2.3  Payment Dates..................................................48
   Section 3.3  Fees.........................................................49
       3.3.1  Commitment Fee.................................................49
       3.3.2  Agent's Fee ...................................................49
       3.3.3  Letter of Credit Fees..........................................49
ARTICLE IV CERTAIN EURODOLLAR RATE AND OTHER PROVISIONS......................50
   Section 4.1  Eurodollar Rate Lending Unlawful.............................50
   Section 4.2  Deposits Unavailable.........................................50
   Section 4.3  Increased Eurodollar Rate Loan Costs, etc....................50

                                Table of Contents
                                   (continued)

                                                                            Page
                                                                            ----

   Section 4.4  Funding Losses...............................................51
   Section 4.5  Increased Capital Costs......................................51
   Section 4.6  Taxes........................................................51
   Section 4.7  Payments, Computations, etc..................................54
   Section 4.8  Sharing of Payments..........................................54
   Section 4.9  Setoff.......................................................55
   Section 4.10  Replacement of Lenders......................................55
   Section 4.11  Change of Lending Office....................................56
ARTICLE V CONDITIONS TO CREDIT EXTENSIONS....................................56
   Section 5.1  Effective Date...............................................56
       5.1.1  Resolutions, etc...............................................56
       5.1.2  Transactions Consummated.......................................57
       5.1.3  Revolving Loans; Cash on Hand..................................58
       5.1.4  Closing Date Certificate.......................................58
       5.1.5  Delivery of Notes..............................................58
       5.1.6  Payment of Outstanding Indebtedness, etc.......................58
       5.1.7  Effective Date Fees, Expenses, etc.............................58
       5.1.8  Financial Information, Material Adverse Change.................58
       5.1.9  Opinions of Counsel............................................59
       5.1.10  Filing Agent, etc.............................................59
       5.1.11  Solvency Certificate..........................................60
       5.1.12  Security and Pledge Agreements................................60
       5.1.13  Foreign Pledge Agreements.....................................60
       5.1.14  Patent Security Agreement, Copyright Security Agreement and
                Trademark Security Agreement.................................61
       5.1.15  Mortgage Amendments...........................................61
       5.1.16  Perfection Certificate........................................61
       5.1.17  Insurance.....................................................61
       5.1.18  Litigation....................................................61
       5.1.19  Approvals.....................................................61
   Section 5.2  All Credit Extensions........................................61
       5.2.1  Compliance with Warranties, No Default, etc....................61
       5.2.2  Credit Extension Request, etc..................................62
ARTICLE VI REPRESENTATIONS AND WARRANTIES....................................62
   Section 6.1  Organization, etc............................................62
   Section 6.2  Due Authorization, Non-Contravention, etc....................62
   Section 6.3  Government Approval, Regulation, etc.........................63
   Section 6.4  Validity, etc................................................63
   Section 6.5  Financial Information........................................63
   Section 6.6  No Material Adverse Change...................................64
   Section 6.7  Litigation...................................................64
   Section 6.8  Labor Matters................................................64
   Section 6.9  Subsidiaries.................................................64
   Section 6.10  Ownership of Properties.....................................65

                                Table of Contents
                                   (continued)

                                                                            Page
                                                                            ----

   Section 6.11  Taxes.......................................................65
   Section 6.12  Pension and Welfare Plans...................................65
   Section 6.13  Environmental Warranties....................................65
   Section 6.14  Accuracy of Information.....................................66
   Section 6.15  Regulations U and X.........................................67
   Section 6.16  Status of Obligations as Senior Indebtedness, etc...........67
   Section 6.17  Solvency....................................................67
   Section 6.18  Other Representations and Warranties........................67
ARTICLE VII COVENANTS........................................................68
   Section 7.1  Affirmative Covenants........................................68
       7.1.1  Financial Information, Reports, Notices, etc...................68
       7.1.2  Maintenance of Existence; Compliance with Laws, etc............70
       7.1.3  Maintenance of Properties......................................70
       7.1.4  Insurance......................................................70
       7.1.5  Bank Meeting; Books and Records................................72
       7.1.6  Environmental Law Covenant.....................................72
       7.1.7  Use of Proceeds................................................73
       7.1.8  Mortgages .....................................................73
       7.1.9  Future Subsidiaries............................................74
       7.1.10  Additional Collateral.........................................76
   Section 7.2  Negative Covenants...........................................77
       7.2.1  Business Activities............................................77
       7.2.2  Indebtedness ..................................................77
       7.2.3  Liens..........................................................80
       7.2.4  Financial Condition and Operations.............................82
       7.2.5  Investments....................................................82
       7.2.6  Restricted Payments, etc.......................................84
       7.2.7  Capital Expenditures, etc......................................85
       7.2.8  No Prepayment of Subordinated Debt.............................86
       7.2.9  Capital Stock of Subsidiaries..................................87
       7.2.10  Consolidation, Merger, etc....................................87
       7.2.11  Permitted Dispositions........................................87
       7.2.12  Modification of Certain Agreements............................88
       7.2.13  Transactions with Affiliates..................................88
       7.2.14  Restrictive Agreements, etc...................................89
       7.2.15  Sale and Leaseback............................................90
       7.2.16  Take or Pay Contracts.........................................90
       7.2.17  Accounting Changes............................................90
ARTICLE VIII EVENTS OF DEFAULT...............................................91
   Section 8.1  Listing of Events of Default.................................91
       8.1.1  Non-Payment of Obligations.....................................91
       8.1.2  Breach of Warranty.............................................91
       8.1.3  Non-Performance of Certain Covenants and Obligations...........91
       8.1.4  Non-Performance of Other Covenants and Obligations.............91

                                Table of Contents
                                   (continued)

                                                                            Page
                                                                            ----

       8.1.5  Default on Other Indebtedness..................................91
       8.1.6  Judgments......................................................92
       8.1.7  Pension Plans..................................................92
       8.1.8  Change in Control..............................................92
       8.1.9  Bankruptcy, Insolvency, etc....................................92
       8.1.10  Impairment of Security, etc...................................93
       8.1.11  Failure of Subordination......................................93
   Section 8.2  Action if Bankruptcy.........................................93
   Section 8.3  Action if Other Event of Default.............................93
ARTICLE IX THE AGENT.........................................................94
   Section 9.1  Appointments and Authorizations; Actions.....................94
   Section 9.2  Funding Reliance, etc........................................95
   Section 9.3  Exculpation..................................................95
   Section 9.4  Successor....................................................96
   Section 9.5  Credit Extensions by each Agent..............................96
   Section 9.6  Credit Decisions.............................................97
   Section 9.7  Copies, etc..................................................97
   Section 9.8  Reliance by Agents...........................................97
   Section 9.9  Notice of Defaults...........................................97
   Section 9.10  Other Titles................................................98
ARTICLE X MISCELLANEOUS PROVISIONS...........................................98
   Section 10.1  Waivers, Amendments, etc....................................98
       10.1.1  Waiver and Amendment Requirements.............................98
       10.1.2  Replacement of Non-Consenting Lenders........................101
   Section 10.2  Notices; Time..............................................102
   Section 10.3  Payment of Costs and Expenses..............................102
   Section 10.4  Indemnification............................................102
   Section 10.5  Survival...................................................104
   Section 10.6  Severability...............................................104
   Section 10.7  Headings...................................................104
   Section 10.8  Execution in Counterparts..................................104
   Section 10.9  Governing Law; Entire Agreement............................104
   Section 10.10  Successors and Assigns....................................104
   Section 10.11  Sale and Transfer of Credit Extensions; Participations
                    in Credit Extensions Notes..............................105
       10.11.1  Assignments.................................................105
       10.11.2  Participations..............................................107
   Section 10.12  Other Transactions........................................108
   Section 10.13  Independence of Covenants.................................108
   Section 10.14  Confidentiality...........................................108
   Section 10.15  Forum Selection and Consent to Jurisdiction...............109
   Section 10.16  Waiver of Jury Trial......................................109

EXHIBIT A-1  -        Form of Revolving Note
EXHIBIT A-2  -        Form of Swing Line Note
EXHIBIT A-3  -        Form of Term A Note
EXHIBIT B-1  -        Form of Borrowing Request
EXHIBIT B-2  -        Form of Issuance Request
EXHIBIT C    -        Form of Continuation/Conversion Notice
EXHIBIT D    -        Form of Borrower Closing Date Certificate
EXHIBIT E    -        Form of Compliance Certificate
EXHIBIT F    -        Form of Subsidiary Guaranty
EXHIBIT G-1  -        Form of Borrower Security and Pledge Agreement
EXHIBIT G-2  -        Form of Subsidiary Security and Pledge Agreement
EXHIBIT G-3  -        Form of Mortgage
EXHIBIT H    -        Form of Perfection Certificate
EXHIBIT I    -        Form of Solvency Certificate
EXHIBIT J    -        Form of Interco Subordination Agreement
EXHIBIT K    -        Form of Lender Assignment Agreement

DISCLOSURE SCHEDULE
Item 1.1          Existing Management
Item 2.6.6        Existing Letters of Credit
Item 6.9          Subsidiaries
Item 6.10         Ownership of Properties
Item 6.11         Taxes
Item 7.1.4        Insurance
Item 7.2.2(c)     Indebtedness Existing as of the Effective Date
Item 7.7.3(c)     Liens Existing as of the Effective Date
Item 7.2.5(a)     Investments Exiting as of the Effective Date

                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

         THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 23, 2001, is made by and among GLOBAL POWER EQUIPMENT GROUP INC. (formerly known as GEEG, Inc.), a Delaware corporation (the "Borrower") and successor by the Mergers defined below to each of Global Energy Equipment Group, L.L.C. and GEEG Holdings, L.L.C., the various financial institutions and other Persons from time to time parties hereto (the "Lenders"), and BANKERS TRUST COMPANY ("Bankers Trust"), as administrative agent (in such capacity, the "Administrative Agent") for the Lenders.

                                   WITNESSETH:

         WHEREAS, Global Energy Equipment Group, L.L.C., a Delaware limited liability company ("GEEG"), GEEG Holdings, L.L.C., a Delaware limited liability company ("Holdings"), the Administrative Agent and certain financial institutions (the "Existing Lenders") have entered into that certain Credit Agreement dated as of August 1, 2000 (as amended, the "Existing Credit Agreement"), whereunder the Existing Lenders agreed to: (i) make term loans to GEEG in the original aggregate principal amount of $30,000,000 maturing on July 28, 2006 (the "Existing Term A Loan"), (ii) make term loans to GEEG in the original aggregate principal amount of $110,000,000 maturing on July 28, 2008 (the "Existing Term B Loan"), (iii) make term loans to GEEG in the original aggregate principal amount of $15,000,000 maturing on July 28, 2006 ("Existing Term C Loan") and (iv) provide a revolving credit facility with a letter of credit subfacility to GEEG in an aggregate amount not to exceed $55,000,000 at any time outstanding and maturing on July 28, 2006 (the "Existing Revolving Loan" and together with the Existing Term A Loan, the Existing Term B Loan and the Existing Term C Loan, the "Existing Loans");

         WHEREAS, immediately prior to giving effect to the Transactions defined below, Harvest Partners III, L.P. ("Harvest Partners") and its co-investors and certain current equity owners and management employees of Holdings (collectively, the "Equity Investors"), GEEG Acquisition Holdings Corp., a Delaware corporation ("GEEG Acquisition Holdings Co.") and GEEG Acquisition Holdings LLC, a Delaware limited liability company ("GEEG Acquisition Holdings LLC") owned 100% of the issued and outstanding Capital Stock of Holdings;

         WHEREAS, in connection with the Transactions, and pursuant to the Transaction Documents, GEEG Acquisition Holdings LLC and the Equity Investors contributed all of the Capital Stock of Holdings owned by them to the Borrower in exchange for Borrower Common Stock, and simultaneously therewith, GEEG Acquisition Holdings Co. contributed substantially all of its assets (consisting of Capital Stock of Holdings) to the Borrower in exchange for Borrower Common Stock (collectively, the "Contributions");

         WHEREAS, immediately prior to giving effect to the Transactions, Holdings owned all of the issued and outstanding Capital Stock of GEEG, and, in connection with the Transactions, and pursuant to the Transaction Documents, Holdings and GEEG immediately prior to giving effect to the Transactions, consummated a merger of GEEG with and into Holdings (the "First Step Merger") with Holdings as the surviving entity and pursuant to which Holdings assumed all of the obligations of GEEG (including all the Existing Loans);

         WHEREAS, immediately following the Contributions and the First Step Merger and immediately prior to the consummation of the IPO defined below, the Borrower owned all of the issued and outstanding Capital Stock of Holdings, and in connection with the Transactions, and pursuant to the Transaction Documents, the Borrower and Holdings consummated a merger of Holdings with and into the Borrower (the "Second Step Merger" and together with the First Step Merger, the "Mergers") with the Borrower as the surviving entity and pursuant to which the Borrower assumed all of the obligations of Holdings (including all the Existing Loans and certain options to purchase Holdings Capital Stock, which options will be converted into options to purchase Borrower Common Stock);

         WHEREAS, substantially concurrent with the Mergers, the Borrower consummated an initial public offering of shares of Borrower Common Stock pursuant to an underwritten public offering registered on Form S-1 with the Securities and Exchange Commission (the "IPO");

         WHEREAS, the cash proceeds of the IPO were used (i) to repay Existing Loans and related interest, costs, fees and expenses under the Existing Credit Agreement (including, without limitation, breakage costs pursuant to Section 4.4 of the Existing Credit Agreement) aggregating to approximately $86,000,000 (the "Prepayment"), (ii) to repay in part Subordinated Loans (including, without limitation, premium of approximately $3,000,000) under and as defined in the Subordinated Debt Documents aggregating to approximately $25,500,000 (as increased pursuant to the terms of Section 5.1.2(c), the "Sub Debt Prepayment"),
(iii) to pay dividends on outstanding Preferred Membership Interests aggregating to approximately $6,550,000 (the "Dividend Payments" and together with the Contributions, the Mergers, the IPO, the Prepayment, the Sub Debt Prepayment and all transactions related thereto, including those described in the recitals hereto, the "Transactions"), (iv) to pay not more than $18,500,000 in fees and expenses related to the Transactions and (v) for general corporate purposes (including tax payments and excess distributions to members of Holdings in an aggregate amount reasonably satisfactory to the Administrative Agent);

         WHEREAS, the Continuing Lenders (as defined in the AAR Agreement) are willing to continue to make term loans and to continue to extend commitments to make revolving credit loans and the Additional Lenders (as defined in the AAR Agreement) are willing to make the term loans and to extend commitments to make revolving credit loans to the Borrower, in each case for the respective purposes specified above and only on the terms and subject to the conditions set forth herein;

         WHEREAS, the Borrower, the Existing Lenders (including the Continuing Lenders), the Additional Lenders and the Administrative Agent now desire to amend and restate the Existing Credit Agreement to, among other things, permit the Transactions and to restate the Existing Credit Agreement to reflect the amendments thereto; and

         WHEREAS, this Agreement shall become effective upon the date on which
(i) the Assignment, Amendment and Restatement Agreement dated as of the date hereof has been duly executed by the Borrower, the Administrative Agent, the Continuing Lenders, the Departing Lenders and the Additional Lenders (the "AAR Agreement") and (ii) the Borrower has satisfied all of the conditions precedent more particularly set forth in Section 5.1 (but in the event such conditions have not been satisfied or waived on or before June 15, 2001, this Agreement shall be of no force or effect and the Existing Credit Agreement shall continue in full force and effect).

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged the parties hereto agree as follows:

                                   ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

         Section 1.1 Defined Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "AAR Agreement" is defined in the recitals hereto.

         "Acquired Person" is defined in clause (m) of Section 7.2.2.

         "Acquisition" means the acquisition, by purchase or otherwise, of all or substantially all of the assets (or any part of the assets constituting all or substantially all of a business or line of business) of any Person, whether such acquisition is direct or indirect, including through the acquisition of the Capital Stock of, such Person, and whether such acquisition is effected in a single transaction or in a series of related transactions.

         "Administrative Agent" is defined in the preamble and includes each other Person appointed as the successor Administrative Agent pursuant to Section 9.4.

         "Affected Lender" is defined in Section 4.10.

         "Affiliate" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person. "Control" of a Person means the power, directly or indirectly, to vote 10% or more of the Capital Stock (on a fully diluted basis) of such Person having ordinary voting power for the election of directors, managing members or general partners (as applicable); or to direct or cause the direction of the management and policies of such Person (whether by contract or otherwise).

         "Agent's Fee Letter" means the confidential letter captioned "Fee Letter", dated April 16, 2001, between the Administrative Agent, Deutsche Banc Alex. Brown and Global Energy Equipment Group, L.L.C.

         "Agreement" means, on any date, this Amended and Restated Credit Agreement as originally in effect on the Effective Date and as thereafter from time to time amended, supplemented, amended and restated or otherwise modified from time to time and in effect on such date.

         "Alternate Base Rate" means, on any date and with respect to all Base Rate Loans, a fluctuating rate of interest per annum (rounded upward, if necessary, to the next highest 1/100 of 1%) equal to the higher of

                  (a) the Reference Rate in effect on such day; and

                  (b) the Federal Funds Rate in effect on such day plus 1/2 of 1%.

         Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Administrative Agent will give notice promptly to the Borrower and the Lenders of changes in the Alternate Base Rate; provided, that the failure to give such notice shall not affect the Alternate Base Rate in effect after such change.

         "Applicable Margin" means, at all times during the applicable periods set forth below,

                  (a) from the Effective Date to (but excluding) the date upon which the Compliance Certificate for the first full Fiscal Quarter to have commenced and ended after the Effective Date is required to be delivered by the Borrower to the Administrative Agent pursuant to clause (c) of Section 7.1.1, with respect to the unpaid principal amount of each

                           (i) Swing Line Loan (which shall be borrowed and
                  maintained only as a Base Rate Loan), Revolving Loan and Term A Loan maintained as a Base Rate Loan, 0.50%; and

                           (ii) Revolving Loan and Term A Loan maintained as a
                  Eurodollar Rate Loan, 1.50%.

                  (b) at all times from and after the date the Compliance Certificate described in clause (a) above is required to be delivered, with respect to the unpaid principal amount of each Swing Line Loan (which shall be borrowed and maintained only as a Base Rate Loan), Revolving Loan and Term A Loan, the rate per annum determined by reference to the applicable Leverage Ratio set forth below under the column entitled "Applicable Margin for Base Rate Loans", in the case of such Loans made or maintained as Base Rate Loans, or by reference to the applicable Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for Eurodollar Rate Loans", in the case of such Loans made or maintained as Eurodollar Rate Loans:

                                                                 Applicable               Applicable
                             Leverage                            Margin For               Margin for
                               Ratio                           Base Rate Loans       Eurodollar Rate Loans
                             --------                          ---------------       ---------------------
         greater than or equal to 2.00:1.00                         1.25%                   2.25%

         greater than or equal to 1.50:1.00 and less than
         2.00:1.00                                                  0.75%                   1.75%

         greater than or equal to 1.00:1.00 and less than
         1.50:1.00                                                  0.25%                   1.25%

         less than 1.00:1.00                                        0.00%                   1.00%

The Leverage Ratio used to compute the Applicable Margin shall be the Leverage Ratio set forth in the Compliance Certificate most recently delivered by the Borrower to the Administrative Agent; changes in the Applicable Margin resulting from a change in the Leverage Ratio shall become effective upon delivery by the Borrower to the Administrative Agent of a new Compliance Certificate pursuant to clause (c) of Section 7.1.1. If the Borrower shall fail to deliver a Compliance Certificate by the delivery due date specified in such clause, the Applicable Margin from and including the day immediately following such delivery due date to (but excluding) the date the Borrower delivers to the Administrative Agent a Compliance Certificate shall conclusively be equal to the highest Applicable Margin set forth above. Notwithstanding anything to the contrary in this definition, at any time a Payment Default exists and is continuing, the Applicable Margin shall conclusively be equal to the highest Applicable Margin set forth above.

         "Assignee Lender" is defined in Section 10.11.1.

         "Assignor Lender" is defined in Section 10.11.1.

         "Attributable Debt" is defined in Section 7.2.15.

         "Authorized Officer" is defined in clause (b) of Section 5.1.1.

         "Bankers Trust" is defined in the preamble.

         "Base Rate Loan" means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate.

         "Borrower" is defined in the preamble.

         "Borrower Closing Date Certificate" means the closing date certificate executed and delivered by the Borrower pursuant to the terms of this Agreement, substantially in the form of Exhibit D hereto.

         "Borrower Common Stock" means the Borrower's common stock, $.01 par value per share.

         "Borrower Security and Pledge Agreement" means the Amended and Restated Security and Pledge Agreement executed and delivered by an Authorized Officer of the Borrower pursuant to Section 5.1.13, substantially in the form of Exhibit G-1 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Borrowing" means the Loans of the same type and, in the case of Eurodollar Rate Loans, having the same Interest Period made by all Lenders required to make such Loans on the same Business Day and pursuant to the same Borrowing Request in accordance with Section 2.1.

         "Borrowing Request" means a Loan request and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit B-1 hereto.

         "Business Day" means

                  (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York; and

                  (b) relative to the making, continuing, prepaying or repaying of any Eurodollar Rate Loans, any day which is a Business Day described in clause (a) above and which is also a day on which dealings in Dollars are carried on in the London interbank eurodollar market.

         "Capital Expenditures" means, for any period, the aggregate amount of all expenditures of the Borrower and its Subsidiaries for fixed or capital assets (including capitalized costs in respect of intellectual property) made during such period which, in accordance with GAAP, would be classified as capital expenditures.

         "Capital Stock" means, with respect to any Person, any and all shares, interests (including membership interests in limited liability companies), participations or other equivalents (however designated, whether voting or non-voting) of such Person's capital, whether now outstanding or issued after the Effective Date.

         "Capitalized Lease Liabilities" means all monetary obligations of the Borrower or any of its Subsidiaries under any leasing or similar arrangement which have been (or, in accordance with GAAP, should be) classified as capitalized leases, and for purposes of each Loan Document the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a premium or a penalty.

         "Cash Collateralize" means, with respect to a Letter of Credit, the deposit of immediately available funds into a cash collateral account maintained with (or on behalf of) the Administrative Agent on terms reasonably satisfactory to the Administrative Agent in an amount equal to the Stated Amount of such Letter of Credit.

         "Cash Equivalent Investment" means, at any time:

                  (a) any direct obligation of (or obligation unconditionally guaranteed by) the United States of America or a State thereof (or any agency or political subdivision thereof, to the extent such obligations are supported by the full faith and credit of the United States of America or a State thereof) maturing not more than six months after such time;

                  (b) commercial paper maturing not more than 180 days from the date of issue, which is issued by

                           (i) a corporation (other than an Affiliate of any
                  Obligor) organized under the laws of any State of the United States or of the District of Columbia and rated A-1 or higher by S&P or P-1 or higher by Moody's, or

                           (ii) any Lender (or its holding company);

                  (c) any certificate of deposit, time deposit or bankers acceptance, maturing not more than six months after its date of issuance, which is issued by either

                           (i) any bank organized under the laws of the United
                  States (or any State thereof) and which has (x) a credit rating of A2 or higher from Moody's or A or higher from S&P and (y) a combined capital and surplus greater than $500,000,000, or

                           (ii) any Lender; or

                  (d) any repurchase agreement having a term of 7 days or less entered into with any Lender or any commercial banking institution satisfying the criteria set forth in clause (c)(i) which

                  (e) is secured by a fully perfected security interest in any obligation of the type described in clause (a), and

                  (f) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such commercial banking institution thereunder.

         "Casualty Event" means the damage, destruction or condemnation, as the case may be, of any property of the Borrower or any of its Subsidiaries.

         "Casualty Proceeds" means, with respect to any Casualty Event, the amount of any insurance proceeds or condemnation awards received by the Borrower or any of its Subsidiaries in connection therewith, but excluding any proceeds or awards required to be paid to a creditor (other than any Secured Party) which holds a first-priority Lien permitted by Section 7.2.3 on the property which is the subject of such Casualty Event.

         "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

         "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System List.

         "Change of Control" means (i) the sale, lease or transfer of all or substantially all of the Borrower's assets to any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act), (ii) the liquidation or dissolution of the Borrower, (iii) (A) any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act) (other than the Permitted Holders) shall at any time become the owner, directly or indirectly, beneficially or of record, of shares representing more than (x) 20% of the outstanding Voting Stock of the Borrower or (y) the aggregate number of shares of outstanding Voting Stock of the Borrower (including fully vested options to acquire Voting Stock of the Borrower held by the Existing Management) owned beneficially and of record by Harvest Partners and the Existing Management, or (B) the replacement of a majority of the directors on the board of directors of the Borrower over a two-year period from the directors who constituted the board of directors of the Borrower at the beginning of such period, and such replacement shall not have been approved by a vote of at least a majority of the board of directors of the Borrower then still in office who either were members of such board of directors at the beginning of such period or whose election as a member of such Board of Directors was previously so approved, or
(iv) a "Change of Control" (or other similarly used defined term) under and as defined in any of the Subordinated Debt Documents.

         "Closing Date" means August 1, 2000.

         "Code" means the Internal Revenue Code of 1986, and the final and temporary regulations thereunder, in each case as amended, reformed or otherwise modified from time to time.

         "Commitment" means, as the context may require, a Lender's Term A Loan Commitment, Revolving Loan Commitment or Letter of Credit Commitment, or the Swing Line Lender's Swing Line Loan Commitment.

         "Commitment Amount" means, as the context may require, the Term A Loan Commitment Amount, the Revolving Loan Commitment Amount, the Letter of Credit Commitment Amount or the Swing Line Loan Commitment Amount.

         "Commitment Fee" means, a fee which shall accrue at a rate of 1/2 of 1% per annum.

         "Commitment Letter" means the confidential letter captioned "Commitment Letter", dated April 16, 2001 between the Administrative Agent, Deutsche Banc Alex. Brown Inc. and Global Energy Equipment Group, L.L.C., together with Exhibit A thereto.

         "Commitment Termination Date" means, as the context may require, the Term A Loan Commitment Termination Date, or the Revolving Loan Commitment Termination Date.

         "Commitment Termination Event" means

                  (a) the occurrence of any Event of Default with respect to the Borrower described in clauses (a) through (d) of Section 8.1.9; or

                  (b) the occurrence and continuance of any other Event of Default and either

                           (i) the declaration of all or any portion of the
                  Loans to be due and payable pursuant to Section 8.3, or

                           (ii) the giving of notice by the Administrative
                  Agent, acting at the direction of the Required Lenders, to the Borrower that the Commitments referred to in such notice have been terminated.

         "Compliance Certificate" means a certificate duly completed and executed by the chief financial or accounting Authorized Officer of the Borrower, substantially in the form of Exhibit E hereto, together with such changes thereto as the Administrative Agent may from time to time reasonably request for the purpose of conforming the terms thereof with the terms hereof.

         "Contingent Liability" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the Indebtedness of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the Capital Stock of any other Person; provided that Contingent Liabilities shall not include customary indemnities set forth in agreements entered into in the ordinary course of business between the Borrower and its Subsidiaries, on the one hand, and their customers on the other hand. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount of the debt, obligation or other liability guaranteed thereby.

         "Continuation/Conversion Notice" means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit C hereto.

         "Contributions" is defined in the recitals hereto.

         "Controlled Group" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

         "Copyright Security Agreement" means any Copyright Security Agreement executed and delivered by any Obligor in substantially the form of Exhibit D to the applicable Security and Pledge Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Credit Documents" means, collectively, the Loan Documents and each Rate Protection Agreement.

         "Credit Extension" means, as the context may require,

                  (a) the making of a Loan by a Lender; or

                  (b) the issuance of any Letter of Credit, or the extension of any Stated Expiry Date of any existing Letter of Credit, by the Issuer.

         "Credit Extension Request" means, as the context may require, any Borrowing Request or Issuance Request.

         "Current Assets" means, on any date, without duplication, all assets which, in accordance with GAAP, would be included as current assets on a consolidated balance sheet of the Borrower and its Subsidiaries at such date as current assets.

         "Current Liabilities" means, on any date, without duplication, all amounts which, in accordance with GAAP, would be included as current liabilities on a consolidated balance sheet of the Borrower and its Subsidiaries at such date, excluding current maturities of Indebtedness.

         "Default" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

         "Disbursement" is defined in Section 2.6.2.

         "Disbursement Date" is defined in Section 2.6.2.

         "Disclosure Schedule" means the Disclosure Schedule attached hereto as
Schedule I, as it may be amended, supplemented, amended and restated or otherwise modified from time to time by the Borrower with (unless otherwise provided hereunder) the written consent of the Required Lenders.

         "Disposition" (or similar words such as "Dispose") means any sale, transfer, lease, contribution or other conveyance (including by way of merger) of, or the granting of options, warrants or other rights to, any of the Borrower's or its Subsidiaries' assets (including accounts receivables and Capital Stock of Subsidiaries) to any Person other than to the Borrower or another Subsidiary in a single transaction or series of related transactions.

         "Dividend Payments" is defined in the recitals hereto.

         "Dollar" and the sign "$" mean lawful money of the United States.

         "Domestic Office" means the office of a Lender designated as its "Domestic Office" on its signature page hereto or in a Lender Assignment Agreement, or such other office within the United States as may be designated from time to time by notice from such Lender to the Administrative Agent and the Syndication Agent and the Borrower.

         "Domestic Subsidiary" means any Subsidiary that is not a Foreign Subsidiary.

         "EBITDA" means, with respect to any Person for any applicable period, the sum of

                  (a) Net Income of such Person,

         plus

                  (b) to the extent deducted in determining such Net Income (without duplication), the sum of (i) income tax expense (whether paid or deferred), (ii) Interest Expense, (iii) fees, costs and expenses paid by the Borrower or any of its Subsidiaries in respect of the Transaction in an amount not exceeding $18,500,000, (iv) amounts attributable to amortization and depreciation of assets and (v) other non-cash charges (including, and together with, non-cash charges resulting from the granting to officers and employees of the Borrower and its Subsidiaries of options to acquire Capital Stock of the Borrower to the extent such charges arise in respect of the differential between the exercise price of such options and the fair market value of such Capital Stock at the time of such grant or at any time thereafter prior to the exercise hereof), minus

                  (c) to the extent included in such Net Income, non-cash credits.

         "Effective Date" means May 23, 2001.

         "Environmental Laws" means all applicable federal, state or local statutes, laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to public health and safety and protection of the environment, including the Clean Air Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Resource Conservation and Recovery Act of 1976, as amended, the Toxic Substances Control Act of 1976, as amended, the Federal Water Pollution Control Act Amendments of 1972, the Clean Water Act of 1977, as amended, the Hazardous Materials Transportation Act, as amended, any so-called "Superfund" and "Superlien" law (including those already referenced in this definition), and any other law having a similar subject matter.

         "Equity Investors" is defined in the recitals hereto.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to Sections of ERISA also refer to any successor Sections thereto.

         "Eurodollar Rate" means, relative to any Interest Period for Eurodollar Rate Loans, the rate of interest determined by the Administrative Agent to be equal to the average (rounded upwards, if necessary, to the nearest 1/100 of 1%) of the rate per annum at which Dollar deposits in immediately available funds are offered by Bankers Trust in the interbank eurodollar market as at or about 10:00 a.m. New York City time two Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period, and in an amount approximately equal to the amount of the Administrative Agent's Eurodollar Rate Loan and for a period approximately equal to such Interest Period.

         "Eurodollar Rate Loan" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a rate of interest determined by reference to the Eurodollar Rate (Reserve Adjusted).

         "Eurodollar Rate (Reserve Adjusted)" means, relative to any Loan to be made, continued or maintained as, or converted into, a Eurodollar Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined pursuant to the following formula:

         Eurodollar Rate          =              Eurodollar Rate
                                         -------------------------------
          (Reserve Adjusted)             1.00 - LIBOR Reserve Percentage

The Eurodollar Rate (Reserve Adjusted) for any Interest Period for Eurodollar Rate Loans will be determined by the Administrative Agent on the basis of the LIBOR Reserve Percentage in effect two Business Days before the first day of such Interest Period. The determination of the Eurodollar Rate (Reserve Adjusted) by the Administrative Agent shall, so long as made in accordance with the provisions of this definition, be conclusive and binding on the Borrower absent manifest error.

         "Event of Default" is defined in Section 8.1.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Exemption Certificate" is defined in clause (e) of Section 4.6.

         "Existing Credit Agreement" is defined in the recitals hereto.

         "Existing Lenders" is defined in the recitals hereto.

         "Existing Letters of Credit" means those Letters of Credit issued by the Issuer outstanding on the Effective Date and listed in Item 2.6.6 of the Disclosure Schedule.

         "Existing Loans" is defined in the recitals hereto.

         "Existing Management" means each of the management employees of the Borrower and its Subsidiaries identified in Item 1.1 of the Disclosure Schedule.

         "Existing Revolving Loan" is defined in the recitals hereto.

         "Existing Term A Loan" is defined in the recitals hereto.

         "Existing Term B Loan" is defined in the recitals hereto.

         "Existing Term C Loan" is defined in the recitals hereto.

         "Federal Funds Rate" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor publication, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Administrative Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Administrative Agent.

         "Filing Agent" is defined in Section 5.1.10.

         "Filing Statements" is defined in Section 5.1.10.

         "First Step Merger" is defined in the recitals hereto.

         "Fiscal Month" shall mean a period, determined by the Borrower, to be no shorter than four (4) weeks and no longer than five (5) weeks.

         "Fiscal Quarter" means a quarter ending on a day specified in Section 7.2.17.

         "Fiscal Year" means any period of twelve consecutive calendar months ending on a day specified in Section 7.2.17; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the "2001 Fiscal Year") refer to the Fiscal Year ending on the relevant day specified in Section 7.2.17 of such calendar year.

         "Fixed Charge Coverage Ratio" means, as of the close of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters of:

                  (a) EBITDA (for all such Fiscal Quarters) of the Borrower minus Capital Expenditures (for all such Fiscal Quarters) of the Borrower and its Subsidiaries;

         to

                  (b) the sum (for all such Fiscal Quarters) of, without duplication, (i) Interest Expense of the Borrower during such period and (ii) scheduled principal repayments of Indebtedness of the Borrower and its Subsidiaries required to be made during such period;

provided, that for purposes of calculating the Fixed Charge Coverage Ratio, Net Income, Capital Expenditures, Interest Expense, amounts referred to in subclauses (i) and (iv) of the definition of EBITDA, and scheduled principal repayments of Indebtedness (i) for the four Fiscal Quarter period ending the last day of the third Fiscal Quarter of 2001, shall equal the actual amounts of each such component for the period from the first day of the third Fiscal Quarter of 2001 to the last day of the third Fiscal Quarter of 2001 multiplied by four, (ii) for the four Fiscal Quarter period ending on the last day of the fourth Fiscal Quarter of 2001, shall equal the actual amount of each such component for the period from the first day of the third Fiscal Quarter of 2001 to the last day of the fourth Fiscal Quarter of 2001 multiplied by two and (iii) for the four Fiscal Quarter period ending on the last day of the first Fiscal Quarter of 2002, shall equal the actual amount of each such component for the period from the first day of the third Fiscal Quarter of 2001 to the last day of the first Fiscal Quarter of 2002 multiplied by 4/3.

         "Foreign Pledge Agreement" means any supplemental pledge agreement governed by the laws of a jurisdiction other than the United States or a State thereof executed and delivered by the Borrower or any of its Subsidiaries pursuant to the terms of this Agreement, in form and substance reasonably satisfactory to the Administrative Agent, as may be necessary or desirable under the laws of organization or incorporation of a Subsidiary to further protect or perfect the Lien on and security interest in any Collateral (as defined in the Security and Pledge Agreement).

         "Foreign Subsidiary" means any Subsidiary of the Borrower which is organized under the laws of any jurisdiction outside of the United States of America.

         "F.R.S. Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

         "GAAP" is defined in Section 1.4.

         "GEEG" is defined in the recitals hereto.

         "GEEG Acquisitions Holdings Co." is defined in the recitals hereto.

         "GEEG Acquisitions Holdings LLC" is defined in the recitals hereto.

         "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to such governments.

         "Harvest Partners" is defined in the recitals hereto.

         "Hazardous Material" means

                  (a) any "hazardous substance", as defined by CERCLA;

                  (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended;

                  (c) any solid waste that is generated in the diagnosis, treatment (e.g., provision of medical services) or immunization of human beings or animals, in research pertaining thereto, or in the production or testing of biologicals;

                  (d) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance (including any petroleum product) within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended.

         "Hedging Obligations" means, with respect to any Person, all liabilities of such Person under currency exchange agreements, interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

         "herein", "hereof", "hereto", "hereunder" and similar terms contained in any Loan Document refer to such Loan Document as a whole and not to any particular Section, paragraph or provision of such Loan Document.

         "Holdings" is defined in the recitals hereto.

         "Impermissible Qualification" means any qualification or exception to the opinion or certification of any independent public accountant as to any financial statement of the Borrower or any other Obligor

                  (a) which is of a "going concern" or similar nature;

                  (b) which relates to the limited scope of examination of matters relevant to such financial statement; or

                  (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Borrower or such other Obligor to be in Default.

         "including" and "include" means including without limiting the generality of any description preceding such term, and, for purposes of each Loan Document, the parties hereto agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

         "Indebtedness" of any Person means, without duplication:

                  (a) all obligations of such Person for borrowed money or advances and all obligations of such Person evidenced by bonds, debentures, notes or similar instruments;

                  (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

                  (c) all Capitalized Lease Liabilities of such Person;

                  (d) net liabilities of such Person under all Hedging Obligations;

                  (e) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services (excluding trade accounts payable in the ordinary course of business) and indebtedness secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien on property owned or being acquired by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse (provided that, to the extent such indebtedness is not assumed by such Person or the recourse against such Person by the obligee of such indebtedness is limited to the assets so secured, the amount of such indebtedness shall be deemed to be the lesser of (x) the aggregate amount of such indebtedness and (y) the fair market value of the assets securing such indebtedness);

                  (f) obligations arising under Synthetic Leases of such Person;

                  (g) Redeemable Capital Stock of such Person; and

                  (h) all Contingent Liabilities of such Person in respect of any of the foregoing.

The Indebtedness of any Person shall include, without duplication, the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

         "Indemnified Liabilities" is defined in Section 10.4.

         "Indemnified Parties" is defined in Section 10.4.

         "Interco Subordination Agreement" means the Intercompany Subordination Agreement, substantially in the form of Exhibit J hereto, executed and delivered by two or more Obligors pursuant to the terms of this Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Intercompany Note" means, with respect to the Borrower or any of its Subsidiaries, as the maker thereof, a promissory note substantially in the form of Exhibit A to the relevant Security and Pledge Agreement (with such modifications as the Administrative Agent may consent to, such consent not to be unreasonably withheld), which promissory note shall be duly endorsed and pledged by the payee in favor of the Administrative Agent.

         "Interest Coverage Ratio" means, as of the last day of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters of:

                  (a) EBITDA (for all such Fiscal Quarters) of the Borrower

         to

                  (b) the sum (for all such Fiscal Quarters) of Interest Expense of the Borrower accrued during such period;

provided, that for purposes of calculating the Interest Coverage Ratio, Net Income, Interest Expense and amounts referred to in subclauses (i) and (iv) of the definition of EBITDA (i) for the four Fiscal Quarter period ending the last day of the third Fiscal Quarter of 2001, shall equal the actual amounts of each such component for the period from the first day of the third Fiscal Quarter of 2001 to the last day of the third Fiscal Quarter of 2001 multiplied by four,
(ii) for the four Fiscal Quarter period ending on the last day of the third Fiscal Quarter of 2001, shall equal the actual amount of each such component for the period from the first day of the third Fiscal Quarter of 2001 to the last day of the fourth Fiscal Quarter of 2001 multiplied by two and (iii) for the four Fiscal Quarter period ending on the last day of the first Fiscal Quarter of 2002, shall equal the actual amount of each such component for the period from the first day of the third Fiscal Quarter of 2001 to the last day of the first Fiscal Quarter of 2002 multiplied by 4/3.

         "Interest Expense" means, with respect to any Person for any Fiscal Quarter, the aggregate interest expense (both accrued and paid) of such Person and its Subsidiaries for such Fiscal Quarter that has been paid or is payable in cash, including the portion of any payments made in respect of Capitalized Lease Liabilities and Synthetic Leases allocable to interest expense (net of interest income paid during such period to the Borrower and its Subsidiaries).

         "Interest Period" means, relative to any Eurodollar Rate Loan, the period beginning on (and including) the date on which such Eurodollar Rate Loan is made or continued as, or converted into, a Eurodollar Rate Loan pursuant to Sections 2.3 or 2.4 and shall end on (but exclude) the day which numerically corresponds to such date one, two, three, six, or if then available to each applicable Lender, nine or twelve months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), as the Borrower may select in its relevant notice pursuant to Sections 2.3 or 2.4; provided, however, that

                  (a) the Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than ten different dates;

                  (b) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

                  (c) no Interest Period for any Loan may end later than the Stated Maturity Date for such Loan.

         "Investment" means, relative to any Person,

                  (a) any loan, advance or extension of credit made by such Person to any other Person, including (i) the issuance of any letter of credit with respect to which such Person is obligated to reimburse the issuer thereof for drawings thereunder and any other Person is the account party with respect to such letter of credit and (ii) the purchase by such Person of any bonds, notes, debentures or other debt securities of any other Person (exclusive of receivables owing to such Person to the extent created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms of such Person); and

                  (b) any Capital Stock held by such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of such Investment.

         "IPO" is defined in the recitals hereto.

         "IPO Documents" means the registration statement on Form S-1, as amended, declared effective by the Securities Exchange Commission and the underwriting agreement executed and delivered in connection therewith.

         "ISP Rules" is defined in Section 10.9.

         "Issuance Request" means a Letter of Credit request and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit B-2 hereto.

         "Issuer" means the Administrative Agent in its capacity as Issuer of the Letters of Credit. At the request of the Administrative Agent and with the Borrower's consent, another Lender or an Affiliate of the Administrative Agent may issue one or more Letters of Credit hereunder.

         "Lender Assignment Agreement" means an assignment agreement substantially in the form of Exhibit K hereto.

         "Lender Default" means (i) the refusal (which has not been retracted) or other failure of a Lender to make available its portion of any Borrowing or to fund its portion of any unreimbursed payment under Section 2.6.1 or (ii) a Lender having notified the Borrower and/or the Administrative Agent in writing that it does not intend to comply with its obligations under Section 2.1 or 2.6.1, including in either case as a result of any takeover of such Lender by any regulatory authority or agency.

         "Lenders" is defined in the preamble and includes each Person that becomes a Lender pursuant to Section 10.11.1.

         "Lender's Environmental Liability" means any and all losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, costs, judgments, suits, proceedings, damages (including consequential damages), disbursements or expenses of any kind or nature whatsoever (including reasonable attorneys' fees at trial and appellate levels and experts' fees and disbursements and expenses incurred in investigating, defending against or prosecuting any litigation, claim or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against any Agent, any Lender, the Issuer or any of such Person's Affiliates, shareholders, directors, officers, employees, and agents in connection with or arising from:

                  (a) any Hazardous Material on, in, under or affecting all or any portion of any property of the Borrower or any of its Subsidiaries, the groundwater thereunder, or any surrounding areas thereof to the extent caused by Releases from the Borrower's or any of its Subsidiaries' or any of their respective predecessors' properties;

                  (b) any misrepresentation, inaccuracy or breach of any warranty, contained or referred to in Section 6.13;

                  (c) any violation or claim of violation by the Borrower or any of its Subsidiaries of any Environmental Laws; or

                  (d) the imposition of any lien for damages caused by or the recovery of any costs for the cleanup, Release or threatened Release of Hazardous Material by the Borrower or any of its Subsidiaries, or in connection with any property owned or formerly owned by the Borrower or any of its Subsidiaries.

         "Letter of Credit" is defined in Section 2.1.2.

         "Letter of Credit Commitment" means the Issuer's obligation to issue Letters of Credit pursuant to Section 2.1.2 and, with respect to each Revolving Loan Lender, the obligations of each such Lender to participate in such Letters of Credit pursuant to Section 2.6.1.

         "Letter of Credit Commitment Amount" means, on any date, a maximum amount of $40,000,000, as such amount may be permanently reduced from time to time pursuant to Section 2.2.

         "Letter of Credit Outstandings" means, on any date, an amount equal to the sum of (i) the then aggregate amount which is undrawn and available under all issued and outstanding Letters of Credit, and (ii) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations.

         "Leverage Ratio" means, as of the last day of any Fiscal Quarter, the ratio of

                  (a) the excess of (i) Total Debt outstanding on the last day of such Fiscal Quarter over (ii) the lesser of (A) the amount of Unrestricted Cash on the last day of such Fiscal Quarter and (B) $35,000,000 to

                  (b) EBITDA of the Borrower computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters;

provided, that for purposes of calculating the Interest Coverage Ratio, Net Income, Interest Expense and amounts referred to in subclauses (i) and (iv) of the definition of EBIDTA (i) for the four Fiscal Quarter period ending the last day of the third Fiscal Quarter of 2001, shall equal the actual amounts of each such component for the period from the first day of the third Fiscal Quarter of 2001 to the last day of the third Fiscal Quarter of 2001 multiplied by four,
(ii) for the four Fiscal Quarter period ending on the last day of the fourth Fiscal Quarter of 2001, shall equal the actual amount of each such component for the period from the first day of the third Fiscal Quarter of 2001 to the last day of the fourth Fiscal Quarter of 2001 multiplied by two and (iii) for the four Fiscal Quarter period ending on the last day of the first Fiscal Quarter of 2002, shall equal the actual amount of each such component for the period from the first day of the third Fiscal Quarter of 2001 to the last day of the first Fiscal Quarter of 2002 multiplied by 4/3;

provided further that (x) in calculating the Leverage Ratio for purposes of determining the Applicable Margin, Total Debt in clause (a) above shall not be reduced by the amount described in subclause (ii) thereof and (y)(1) for purposes of determining Total Debt outstanding on the last day of a Fiscal Quarter the determination thereof shall be based on the average daily utilized portion of the Revolving Loan Commitment Amount for the 28-day period commencing on the fourteenth day preceding the last day of such Fiscal Quarter (inclusive of such last day) and ending on the fourteenth day following the last day of such Fiscal Quarter (exclusive of such last day) and (2) for purposes of determining Unrestricted Cash on the last day of a Fiscal Quarter the determination thereof shall be based on the average daily amount of Unrestricted Cash for such 28-day period.

         "LIBOR Office" means the office of a Lender designated as its "LIBOR Office" on its signature page hereto or in a Lender Assignment Agreement, or such other office designated from time to time by notice from such Lender to the Borrower and the Administrative Agent, whether or not outside the United States, which shall be making or maintaining the Eurodollar Rate Loans of such Lender.

         "LIBOR Reserve Percentage" means, relative to any Interest Period for Eurodollar Rate Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of or including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

         "Lien" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property, or other priority or preferential arrangement of any kind or nature whatsoever, to secure payment of a debt or performance of an obligation.

         "Loan" means, as the context may require, a Revolving Loan, a Term A Loan or a Swing Line Loan of any type.

         "Loan Documents" means, collectively, (i) this Agreement, the Letters of Credit, the Notes, the Interco Subordination Agreement, the Agent's Fee Letter, the Subsidiary Guaranty, each agreement pursuant to which the Administrative Agent is granted a Lien to secure the Obligations (including, without limitation, each Security and Pledge Agreement, each Foreign Pledge Agreement, each Mortgage, each Patent Security Agreement and each Trademark Security Agreement) and the provisions of the Commitment Letter relating to the syndication of the Commitments and the Loans (including paragraphs five, six and seven thereof) and (ii) each other agreement, certificate, document or instrument delivered in connection with any Loan Document and designated to be a "Loan Document", whether or not specifically mentioned herein or therein.

         "Loan Obligations" means all obligations (monetary or otherwise, whether absolute or contingent, matured or unmatured) of each Obligor arising under or in connection with a Loan Document, including the principal of and premium, if any, and interest (including interest accruing during the pendency of any proceeding of the type described in Section 8.1.9, whether or not allowed in such proceeding) on the Loans and all Reimbursement Obligations.

         "Management Investors " is defined in clause (m) of Section 7.2.5.

         "Management Notes" is defined in clause (m) of Section 7.2.5.

         "Material Adverse Effect" means a material adverse effect on (i) the business, operations, financial condition or prospects of the Borrower and its Subsidiaries, taken as a whole, (ii) the ability of any Obligor to perform its respective obligations under any Loan Document to which its is a party, or (iii) the validity or enforceability (other than in accordance with its terms) of this Agreement or any Loan Document or the rights or remedies of the Administrative Agent or any Lender hereunder or thereunder.

         "Material Documents" means the Reorganization Documents, the IPO Documents, the Sub Debt Prepayment Documents, the Organic Documents of the Borrower and its Subsidiaries, and the Subordinated Debt Documents, in each case as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with Section 7.2.12.

         "Material Subsidiary" means each Subsidiary of the Borrower other than a Non-Material Subsidiary.

         "Mergers" is defined in the recitals hereto.

         "Moody's" means Moody's Investors Service, Inc.

         "Mortgage" means each mortgage, deed of trust or agreement executed and delivered by any Obligor in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to the requirements of this Agreement, under which a Lien is granted on the real property and fixtures described therein, in substantially the form of Exhibit G-3 hereto, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Net Debt Proceeds" means with respect to the incurrence, sale or issuance by the Borrower or any of its Subsidiaries of any Indebtedness (other than any Indebtedness permitted by Section 7.2.2), the excess of:

                  (a) the gross cash proceeds received by such Person from such incurrence, sale or issuance,

         over

                  (b) all underwriting commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements actually incurred in connection with such incurrence, sale or issuance which have not been paid to the Borrower or any of its Subsidiaries in connection therewith.

         "Net Disposition Proceeds" means, with respect to any Disposition of any assets of the Borrower or any of its respective Subsidiaries (other than sales permitted pursuant to clause (a), (b), (c) or (e) of Section 7.2.11), the excess of

                  (a) the gross cash proceeds received by such Person from any such Disposition and any cash payments received in respect of promissory notes or other non-cash consideration delivered to such Person in respect thereof, over

                  (b) the sum (without duplication) of (i) all customary legal, investment banking, brokerage and accounting and other professional fees and disbursements actually incurred in connection with such Disposition which have not been paid to the Borrower or any of its Subsidiaries in connection therewith, (ii) all taxes and other governmental costs and expenses actually paid or estimated by such Person (in good faith) to be payable in cash in connection with such Disposition, and (iii) payments made by such Person to retire Indebtedness (other than the Credit Extensions) of such Person where payment of such Indebtedness is required in connection with such Disposition;

provided, however, that if, after the payment of all taxes with respect to such Disposition, the amount of estimated taxes, if any, pursuant to clause (b)(ii) above exceeded the tax amount actually paid in cash in respect of such Disposition, the aggregate amount of such excess shall, at such time, constitute Net Disposition Proceeds.

         "Net Equity Proceeds" means with respect to the sale or issuance by the Borrower or any of its Subsidiaries to any Person of any Capital Stock, warrants or options or the exercise of any such warrants or options, the excess of:

                  (a) the gross cash proceeds received by such Person from such sale, exercise or issuance,

         over

                  (b) all underwriting commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements actually incurred in connection with such sale or issuance which have not been paid to the Borrower or any of its Subsidiaries in connection therewith.

         "Net Income" means, with respect to any Person for any period, the aggregate of all amounts (including and together with all amounts in respect of extraordinary gains and extraordinary losses) which would be included as net income on the consolidated financial statements of such Person and its Subsidiaries for such period; provided, however, that the Net Income of any Subsidiary of such Person that is not a Subsidiary Guarantor shall be excluded from Net Income to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of its Net Income is not at the date of determination permitted without any prior governmental approval that has not been obtained or, directly or indirectly, by operation of the terms of its Organic Documents or any agreement (other than an agreement with the Borrower or its Subsidiaries), instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary or its stockholders.

         "Non-Domestic Lender" means any Lender that is not a "United States person", as defined under Section 7701(a)(30) of the Code.

         "Non-Excluded Taxes" means any Taxes other than net income, profits, gains and franchise taxes imposed with respect to any Secured Party by a Governmental Authority under the laws of which such Secured Party is organized or in which it maintains its applicable lending office.

         "Non-Material Subsidiary" means any Subsidiary that

                  (a) accounted for no more than 5% of consolidated revenues of the Borrower and its Subsidiaries for the four consecutive Fiscal Quarters of the Borrower ending on March 31, 2001, or if later, the last day of the most recently completed Fiscal Quarter with respect to which, pursuant to Section 7.1.1, financial statements have been, or are required to have been, delivered by the Borrower to the Administrative Agent, and

                  (b) has assets which represent no more than 5% of the consolidated assets of the Borrower and its Subsidiaries as of March 31, 2001, or if later, the last day of the last Fiscal Quarter of the most recently completed Fiscal Quarter with respect to which, pursuant to Section 7.1.1, financial statements have been, or are required to have been, delivered by the Borrower to the Administrative Agent, to the extent that Non-Material Subsidiaries do not

                           (i) account in the aggregate for more than 10% of
                  consolidated revenues of the Borrower and its Subsidiaries for the four consecutive Fiscal Quarters of ending on March 31, 2001, or if later, the last day of the most recently completed Fiscal Quarter with respect to which, pursuant to Section 7.1.1, financial statements have been, or are required to have been, delivered by the Borrower to the Administrative Agent, and

                           (ii) have assets which represent more than 10% of the
                  consolidated assets of the Borrower and its Subsidiaries as of March 31, 2001, or if later, the last day of the last Fiscal Quarter of the most recently completed Fiscal Quarter with respect to which, pursuant to Section 7.1.1, financial statements have been, or are required to have been, delivered by the Borrower to the Administrative Agent.

         "Note" means, as the context may require, a Revolving Note, a Term A Note or a Swing Line Note.

         "Obligations" means all obligations (monetary or otherwise, whether absolute or contingent, matured or unmatured) of each Obligor arising under or in connection with a Credit Document, including the principal of and premium, if any, and interest (including interest accruing during the pendency of any proceeding of the type described in Section 8.1.9, whether or not allowed in such proceeding) on the Loans and all Reimbursement Obligations.

         "Obligor" means, as the context may require, the Borrower, and each other Person (other than a Secured Party) obligated under any Loan Document.

         "Organic Document" means, relative to any Obligor, as applicable, its certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of formation, limited liability agreement, operating agreement or other similar governing documents and any documents setting forth the designation, amount and/or relative rights, limitations and preferences of any class or series of such Obligor's Capital Stock.

         "Other Person" is defined in the definition of "Subsidiary".

         "Other Taxes" means any and all stamp, documentary or similar taxes, or any other excise or property taxes or similar levies that arise on account of any payment made or required to be made under any Loan Document or from the execution, delivery, registration, recording or enforcement of any Loan Document.

         "Participant" is defined in Section 10.11.2.

         "Patent Security Agreement" means any Patent Security Agreement executed and delivered by any Obligor in substantially the form of Exhibit B to either Security and Pledge Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Payment Default" means any Default described in Section 8.1.1.

         "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

         "Pension Plan" means a "pension plan", as such term is defined in
Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in Section 4001(a)(3) of ERISA), and to which the Borrower or any corporation, trade or business that is, along with the Borrower, a member of a Controlled Group, has liability (actual or contingent), including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

         "Percentage" means, as the context may require, any Lender's RL Percentage or Term A Percentage.

         "Perfection Certificate" means the Perfection Certificate executed and delivered by an Authorized Officer of each Obligor that is a party to the Security and Pledge Agreement pursuant to Section 5.1.13 or 7.1.9, substantially in the form of Exhibit H hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Permitted Acquisition" means an Acquisition (whether pursuant to a merger or an acquisition of Capital Stock, assets or otherwise) by the Borrower or any Subsidiary from any Person in which the following conditions are satisfied:

                  (a) immediately before and after giving effect to such Acquisition, no Default shall have occurred and be continuing or would result therefrom (including under Section 7.2.1);

                  (b) such Acquisition is consummated pursuant to a negotiated merger, purchase or similar agreement between the Borrower and/or any of its Subsidiaries, on the one hand, and such Person and/or any of its Affiliates, on the other hand;

                  (c) in the case of an Acquisition of Capital Stock by the Borrower or a Subsidiary, such Acquisition results in the issuer of such Capital Stock becoming a wholly owned Subsidiary of the Borrower;

                  (d) consideration for such Acquisition shall be comprised of Capital Stock of the Borrower (but not Redeemable Preferred Stock), the issuance of a Permitted Seller Note, the assumption of Indebtedness permitted under clause (m) of Section 7.2.2 and/or cash and the aggregate amount of the consideration for such Acquisition (based on the fair market value of Capital Stock issued, the amount of Indebtedness issued and/or assumed and the cash expended in connection therewith) would not exceed $100,000,000 and, when added to the total aggregate amount of consideration for all other Acquisitions since the Effective Date, would not exceed $150,000,000;

                  (e) after giving effect to such Acquisition, at least $25,000,000 of the Revolving Loan Commitment Amount would be unused; and

                  (f) (i) in the case of any Acquisition the total aggregate amount of consideration therefor is in excess of $5,000,000, the Borrower shall have delivered to the

         Administrative Agent a Compliance Certificate for the period of four full Fiscal Quarters immediately preceding such Acquisition (prepared in good faith and in a manner and using such methodology which is consistent with the most recent financial statements delivered pursuant to Section 7.1.1) giving pro forma effect to the consummation of such Acquisition and evidencing compliance with the covenants set forth in
         Section 7.2.4 and a pro forma Leverage Ratio of not more than 2.00:1.0, in each case, as of the last day of such period and the preceding clauses (a) through (e) and (ii) in the case of any Acquisition the total aggregate amount of consideration therefor is in excess of $35,000,000, the Borrower shall have delivered revised Projections demonstrating, pro forma projected compliance with the covenants set forth in Section 7.2.4 for the one year period following such Acquisition.

         "Permitted Holders" means, collectively, (i) Harvest Partners and (ii) each Affiliate of Harvest Partners.

         "Permitted Seller Note" means an unsecured promissory note issued by the Borrower (including Holdings and GEEG as predecessor entities) in connection with a Permitted Acquisition, which note (i) provides for a final stated maturity date that is not prior to the earlier of (x) the fifth anniversary of the closing of such Permitted Acquisition and (y) January 30, 2011, (ii) bears interest at an annual rate not in excess of 10%, payable with the issuance of additional promissory notes in form and substance substantially similar to such promissory note (it being understood and agreed that each such additional promissory note shall constitute a Permitted Seller Note) which may provide for scheduled amortization of the original principal amount thereof to the extent such amortization does not exceed in the aggregate during each year following the date such promissory note is issued an amount equal to the greater of (A) 20% of the original principal amount thereof and (B) the product of (x) such original principal amount and (y) the percentage obtained by dividing one by the number of years (which number shall not be rounded to the nearest whole number) from the issuance of such note to the final scheduled maturity thereof, (iii) does not provide the holders thereof with the guaranty of any Affiliate of the issuer thereof, (iv) does not contain any financial maintenance covenants or any cross-default provisions (it being understood that a cross-acceleration provision with respect to Indebtedness in an aggregate principal amount in excess of $10,000,000 shall be acceptable) and (v) contains such other terms and provisions (including as to subordination) as are reasonably acceptable to the Administrative Agent.

         "Person" means any natural person, corporation, limited liability company, partnership, joint venture, association, trust or unincorporated organization, Governmental Authority or any other legal entity, whether acting in an individual, fiduciary or other capacity.

         "Pledged Subsidiary" means each Subsidiary in respect of which the Administrative Agent has been granted a security interest in or a pledge of (i) any of the Capital Stock of such Subsidiary or (ii) any intercompany notes of such Subsidiary owing to the Borrower or another Subsidiary.

         "Prepayment" is defined in the recitals hereto.

         "Pro Forma Basis" means, with respect to any determination for any period for any Person, after giving pro forma effect to each Acquisition and Disposition of a Person, business or asset consummated during such period, together with all transactions relating thereto consummated during such period (including any incurrence, assumption, refinancing or repayment of Indebtedness), as if such Acquisition, Disposition and related transactions had been consummated on the first day of such period, in each case (i) based on historical results accounted for in accordance with GAAP and, to the extent applicable, reasonable assumptions that are specified in reasonable detail in the relevant Compliance Certificate or other certificate furnished to any Agent or Lender in connection with the terms of this Agreement and (ii) prepared in accordance with Regulation S-X under the Securities Act of 1933, as amended, and the Exchange Act, and the Securities and Exchange Commission's rules and guidelines with respect to pro forma financial statements.

         "Projections" is defined in clause (a)(iii) of Section 5.1.8.

         "Quarterly Payment Date" means the last Business Day of March, June, September and December.

         "Rate Protection Agreement" means, collectively, any interest rate swap, cap, collar or similar agreement entered into by the Borrower or any of its Subsidiaries under which the counterparty of such agreement is (or at the time such agreement was entered into, was) a Lender or an Affiliate of a Lender, so long as a fully executed copy of such agreement has been provided to the Agents.

         "Redeemable Capital Stock" means Capital Stock of the Borrower or any of its Subsidiaries that, either by its terms or by the terms of any security into which it is convertible or exchangeable at the option of the holder thereof, (i) is or upon the happening of an event (other than a voluntary call by the issuer thereof (which call is prohibited by the terms of this Agreement as of the date hereof)) or passage of time would be required to be redeemed (for consideration other than Borrower Common Stock) on or prior to December 1, 2010,
(ii) is redeemable at the option of the holder thereof (for consideration other than Borrower Common Stock) at any time prior to such date or (iii) is convertible at the option of the holder thereof into or exchangeable for debt securities of the Borrower or any of its Subsidiaries at any time prior to such anniversary.

         "Reference Rate" means, for any day, the rate of interest in effect for such day as publicly announced from time to time by Bankers Trust in New York, New York, as its "reference rate." (The "reference rate" is a rate set by Bankers Trust based upon various factors, including Bankers Trust's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate.) Any change in the reference rate announced by Bankers Trust shall take effect at the opening of business on the day specified in the public announcement of such change.

         "Refunded Swing Line Loans" is defined in clause (b) of Section 2.3.2.

         "Register" is defined in clause (b) of Section 2.7.

         "Reimbursement Obligation" is defined in Section 2.6.3.

         "Related Fund" means, with respect to any Lender that is a fund that invests in commercial loans, any other fund that invests in commercial loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

         "Release" means a "release", as such term is defined in CERCLA.

         "Reorganization Agreement" means the Exchange Agreement by and among the Borrower and Holdings dated as of May 7, 2001.

         "Reorganization Documents" means the Reorganization Agreement, the Agreement and Plan of Merger dated as of May 16, 2001 by and between GEEG and Holdings, with Holdings as the surviving entity, the Certificate of Merger dated as of the Effective Date merging GEEG with and into Holdings, the Agreement and Plan of Merger dated as of May 16, 2001 by and between Holdings and the Borrower, with the Borrower as the surviving corporation, the Certificate of Merger dated as of the Effective Date merging Holdings with and into the Borrower and the Registration Rights Agreement dated as of May 7, 2001 by and among the Borrower and certain shareholders of the Borrower.

         "Replacement Lender" is defined in Section 4.10.

         "Replacement Notice" is defined in Section 4.10.

         "Required Lenders" means, at any time,

                  (a) with respect to any provision of this Agreement or any other Loan Document other than the taking of any remedial action under this Agreement or any other Loan Document following the declaration of the acceleration of the maturity of all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable pursuant to Section 8.3, Lenders holding at least a majority of the sum of (A) the Revolving Loan Commitments (or, following the Revolving Loan Commitment Termination Date, the aggregate principal amount of the Revolving Loans and Swing Line Loans then outstanding plus the Letter of Credit Outstandings (after giving effect to the participation of the Lenders therein)), and (B) the aggregate principal amount of the Term A Loans then outstanding; or

                  (b) with respect to the taking of any remedial action under this Agreement or any other Loan Document following the declaration of the acceleration of the maturity of all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable pursuant to Section 8.3, Lenders holding at least a majority of the sum of the aggregate principal amount of outstanding Loans plus the Letter of Credit Outstandings (after giving effect to the participation of the Lenders therein).

         "Resource Conservation and Recovery Act" means the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as amended.

         "Restricted Payment" means the declaration or payment of any dividend (other than dividends payable solely in Capital Stock (other than Redeemable Capital Stock) of the Borrower or any Subsidiary) on, or the making of any payment or distribution on account of, or setting apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of any class of Capital Stock of the Borrower or any Subsidiary or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or the making of any other payment or distribution in respect thereof, either directly or indirectly, whether in cash or property, obligations of the Borrower or any Subsidiary or otherwise.

         "Revolving Loan" is defined in Section 2.1.1.

         "Revolving Loan Commitment" means, relative to any Lender, such Lender's obligation (if any) to make Revolving Loans pursuant to clause (a) of
Section 2.1.1.

         "Revolving Loan Commitment Amount" means, on any date, $75,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

         "Revolving Loan Commitment Termination Date" means the earliest of

                  (a) the Stated Maturity Date with respect to Revolving Loans;

                  (b) the date on which the Revolving Loan Commitment Amount is terminated in full or reduced to zero pursuant to the terms of this Agreement; and

                  (c) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in the preceding clause (c), the Revolving Loan Commitments shall terminate automatically and without any further action.

         "Revolving Loan Lender" is defined in clause (a) of Section 2.1.1.

         "Revolving Note" means a promissory note of the Borrower payable to any Revolving Loan Lender, in the form of Exhibit A-1 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Revolving Loan Lender resulting from outstanding Revolving Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "RL Percentage" means, relative to any Lender, the applicable percentage relating to Revolving Loans set forth opposite its name under the column "RL Percentage" on Schedule 1.1 to the AAR Agreement or set forth in a Lender Assignment Agreement under the RL Percentage column, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreements executed by such Lender and its Assignee Lender and delivered pursuant to
Section 10.11.1. A Lender shall not have any Revolving Loan Commitment if its percentage under the RL Percentage column is zero.

         "S&P" means Standard & Poor's Rating Services, a division of McGraw-Hill, Inc.

         "SEC" means the Securities and Exchange Commission.

         "Second Step Merger" is defined in the recitals hereto.

         "Secured Parties" means, collectively, (i) the Lenders, each Issuer and the Agents, (ii) for purposes of each agreement pursuant to which the Administrative Agent is granted a Lien to secure any Obligation or receives a guaranty of any Obligation or pursuant to which any Person subordinates any obligation payable by the Borrower or any of its Subsidiaries to it to the Obligations or any insurance or indemnity with respect to the same (including
Section 10.4 hereof), each counterparty to a Rate Protection Agreement that is (or at the time such Rate Protection Agreement was entered into, was) a Lender or an Affiliate thereof, and (iii) in each case, each of their respective successors, transferees and assigns.

         "Security and Pledge Agreement" means, as the context may require the Borrower Security and Pledge Agreement and/or the Subsidiary Security and Pledge Agreement.

         "Solvent" means, with respect to any Person and its Subsidiaries on a particular date, that on such date (a) the fair value of the property of such Person and its Subsidiaries on a consolidated basis is greater than the total amount of liabilities, including contingent liabilities, of such Person and its Subsidiaries on a consolidated basis, (b) the present fair salable value of the assets of such Person and its Subsidiaries on a consolidated basis is not less than the amount that will be required to pay the probable liability of such Person and its Subsidiaries on a consolidated basis on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it or its Subsidiaries will, incur debts or liabilities beyond the ability of such Person and its Subsidiaries to pay as such debts and liabilities mature, and (d) such Person and its Subsidiaries on a consolidated basis is not engaged in business or a transaction, and such Person and its Subsidiaries on a consolidated basis is not about to engage in business or a transaction, for which the property of such Person and its Subsidiaries on a consolidated basis would constitute an unreasonably small capital. The amount of Contingent Liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, can reasonably be expected to become an actual or matured liability.

         "Stated Amount" means, on any date and with respect to a particular Letter of Credit, the total amount then available to be drawn under such Letter of Credit.

         "Stated Expiry Date" is defined in Section 2.6.

         "Stated Maturity Date" means

                  (a) with respect to all Term A Loans, May 23, 2005; and;

                  (b) with respect to all Revolving Loans and Swing Line Loans, May 23, 2005.

         "Sub Debt Prepayment" is defined in the recitals hereto.

         "Sub Debt Prepayment Documents" means the Waiver and Amendment to Senior Subordinated Loan Agreement dated as of May 1, 2001 among GEEG and the various lenders party thereto, the letter agreement by and between GEEG and ARES Leveraged Investment Fund, L.P. dated as of May 16, 2001 and the letter agreement by and between GEEG and ARES Leveraged Investment Fund II, L.P. dated as of May 16, 2001.

         "Subordinated Debt" means unsecured Indebtedness of (a) the Borrower with respect to the Subordinated Loans, (b) the Borrower pursuant to the Permitted Seller Notes (if any) and (c) any Obligor subordinated in right of payment to the Obligations pursuant to documentation containing redemption and other prepayment events, maturities, amortization schedules, covenants, events of default, remedies, acceleration rights, subordination provisions and other material terms satisfactory to the Required Lenders.

         "Subordinated Debt Documents" means, collectively, the Subordinated Loan Agreement, the Permitted Seller Notes (if any), the Sub Debt Prepayment Documents and each of the loan agreements, indentures, note purchase agreements, promissory notes, guarantees, and other material instruments and agreements evidencing the terms of Subordinated Debt, as amended, supplemented, amended and restated or otherwise modified in accordance with Section 7.2.12.

         "Subordinated Loan Agreement" means the Senior Subordinated Loan Agreement, dated as of August 1, 2000, between the Borrower and the lenders party thereto, as amended by that certain Waiver and Amendment to Senior Subordinated Loan Agreement dated as of May 1, 2001 and as further amended, supplemented, amended and restated or otherwise modified in accordance with
Section 7.2.12.

         "Subordinated Loans" means the loans made to Borrower pursuant to the Subordinated Loan Agreement.

         "Subordination Provisions" is defined in Section 8.1.11.

         "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership or other entity ("Other Person") of which more than 50% of the outstanding Voting Stock of such Other Person (irrespective of whether at the time Capital Stock of any other class or classes of such Other Person shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person. Unless the context otherwise specifically requires, the term "Subsidiary" shall be a reference to a Subsidiary of the Borrower.

         "Subsidiary Guarantor" means each Subsidiary of the Borrower that is a Subsidiary which has executed and delivered to the Administrative Agent the Subsidiary Guaranty (or a supplement thereto).

         "Subsidiary Guaranty" means the subsidiary guaranty executed and delivered by certain Subsidiaries of the Borrower pursuant to the terms of the Existing Credit Agreement substantially in the form of Exhibit F hereto, as supplemented by that certain Supplement No. 1 to Subsidiary Guaranty dated as of October 31, 2000 executed by CFI Holdings, Inc. and accepted by the Administrative Agent and by that certain Supplement No. 2 to Subsidiary Guaranty dated as of October 31, 2000 executed by Consolidated Fabricators, Inc. and accepted by the Administrative Agent, and as further amended, supplemented, amended and restated or otherwise modified from time to time.

         "Subsidiary Security and Pledge Agreement" means the Amended and Restated Security and Pledge Agreement executed and delivered by an Authorized Officer of each Subsidiary Guarantor on the Effective Date pursuant to Section
5.1.13 or the Security and Pledge

Agreement executed and delivered by an Authorized Officer of each Person that becomes a Subsidiary Guarantor after the Effective Date pursuant to Section 7.1.9, in each case substantially in the form of Exhibit G-2 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Swing Line Lender" means the Administrative Agent, in its capacity as the Swing Line Lender.

         "Swing Line Loan" is defined in clause (b) of Section 2.1.1.

         "Swing Line Loan Commitment" is defined in clause (b) of Section 2.1.1.

         "Swing Line Loan Commitment Amount" means, on any date, $15,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

         "Swing Line Note" means a promissory note of the Borrower payable to the Swing Line Lender, in the form of Exhibit A-2 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to the Swing Line Lender resulting from outstanding Swing Line Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "Syndication Period" is defined in Section 2.3.1.

         "Synthetic Lease" means, as applied to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (a) that is not a capital lease in accordance with GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for federal income tax purposes, other than any such lease under which that Person is the lessor.

         "Taxes" means any and all income, stamp or other taxes, duties, levies, imposts, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, and all interest and penalties with respect thereto.

         "Term A Loan" is defined in Section 2.1.3.

         "Term A Loan Commitment" means, relative to any Lender, such Lender's obligation (if any) to make Term A Loans pursuant to Section 2.1.3.

         "Term A Loan Commitment Amount" means, on any date, $60,000,000.

         "Term A Loan Commitment Termination Date" means the earliest of

                  (a) the Effective Date (immediately after the continuation of the Existing Term A Loan as Term A Loans hereunder on such date); and

                  (b) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in clause (b), the Term A Loan Commitments shall terminate automatically and without any further action.

         "Term A Note" means a promissory note of the Borrower payable to any Lender, in the form of Exhibit A-3 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term A Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "Term A Percentage" means, relative to any Lender, the applicable percentage relating to Term A Loans set forth opposite its name under the column "Term A Percentage" on Schedule 1.1 to the AAR Agreement or set forth in a Lender Assignment Agreement under the Term A Percentage column, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreements executed by such Lender and its Assignee Lender and delivered pursuant to Section 10.11.1. A Lender shall not have any Term A Loan Commitment if its percentage under the Term A Percentage column is zero.

         "Termination Date" means the date on which all Loan Obligations (other than any indemnities that are not then due and payable) have been paid in full in cash, all Letters of Credit have been terminated, expired or Cash Collateralized and all Commitments shall have terminated.

         "Total Debt" means, on any date, without duplication, the outstanding principal amount of all Indebtedness of the Borrower and its Subsidiaries of the type referred to in clause (a), clause (b) (excluding obligations relative to the face amount of letters of credit to the extent such face amount has not been drawn or, if drawn, to the extent the amount of such drawing has been reimbursed to the issuer thereof by the obligor with respect thereto), clause (c), clause
(e), clause (f) and clause (g), in each case of the definition of "Indebtedness", and any Contingent Liability in respect of any of the foregoing; provided, however, that Indebtedness in respect of Permitted Seller Notes shall not be included in the calculation of Total Debt to the extent that such notes
(i) are issued by the Borrower and not guaranteed by any Subsidiary of the Borrower and (ii) do not provide for any scheduled repayments or mandatory prepayments or redemptions of the principal thereof prior to January 30, 2011 or for any payment of cash interest or fees with respect thereto prior to such date.

         "Total Exposure Amount" means, on any date of determination (and without duplication), the outstanding principal amount of all Loans, the aggregate amount of all Letter of Credit Outstandings and the unfunded amount of the Commitments.

         "Trademark Security Agreement" means any Trademark Security Agreement executed and delivered by any Obligor substantially in the form of Exhibit C to a Security and Pledge Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Tranche" means, as the context may require, the Loans constituting Term A Loans, Revolving Loans or Swing Line Loans.

         "Transaction Documents" means each of the Material Documents.

         "Transactions" is defined in the recitals hereto.

         "type" means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a Eurodollar Rate Loan.

         "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, that if, with respect to any Filing Statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted to the Administrative Agent pursuant to the applicable Loan Document is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than New York, UCC means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of each Loan Document and any Filing Statement relating to such perfection or effect of perfection or non-perfection.

         "United States" or "U.S." means the United States of America, its fifty states and the District of Columbia.

         "Unrestricted Cash" means, at any time, cash and Cash Equivalent Investments of the Borrower and its Subsidiaries to the extent such cash and Cash Equivalent Investments are not subject to any Lien (other than a Lien in favor of the Administrative Agent pursuant to a Loan Document) or any restriction as to its use and is included in "cash and cash equivalents" and not "restricted cash" on the consolidated balance sheet of the Borrower.

         "Voting Stock" means, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the managing body of such Person.

         "Welfare Plan" means a "welfare plan", as such term is defined in
Section 3(1) of ERISA.

         "wholly-owned Subsidiary" means, with respect to any Person, any Subsidiary of such Person all of the outstanding common stock (or similar equity interest) of which (other than any director's qualifying shares or investments by foreign nationals mandated by applicable laws) is owned directly or indirectly by such Person. Unless the context otherwise requires, the term "wholly-owned Subsidiary" shall be a reference to a wholly-owned Subsidiary of the Borrower.

         Section 1.2 Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in each other Loan Document and the Disclosure Schedule, and each notice and other communication delivered from time to time in connection with any Loan Document.

         Section 1.3 Cross-References. Unless otherwise specified, references in a Loan Document to any Article or Section are references to such Article or Section of such Loan Document, and references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

         Section 1.4 Accounting and Financial Determinations.

                  (a) Unless otherwise specified, all accounting terms used in each Loan Document shall be interpreted, and all accounting determinations and computations thereunder (including under Section 7.2.4 and the definitions used in such calculations) shall be made, in accordance with those generally accepted accounting principles ("GAAP") applied in the preparation of the financial statements referred to in clause (a) of Section 5.1.8. Unless otherwise expressly provided, all financial covenants and defined financial terms shall be computed on a consolidated basis for Holdings and its Subsidiaries, in each case without duplication.

                  (b) For purposes of computing the Leverage Ratio, the Interest Coverage Ratio and the Fixed Charge Ratio (under Section 7.2.4), such ratios (and any financial calculations or components required to be made or included therein, including EBITDA) shall be determined on a Pro Forma Basis.

                                   ARTICLE II
                       COMMITMENTS, BORROWING AND ISSUANCE
                     PROCEDURES, NOTES AND LETTERS OF CREDIT

         Section 2.1 Commitments. On the terms and subject to the conditions of this Agreement, the Lenders and the Issuer severally agree to make Credit Extensions as set forth below.

                  2.1.1 Revolving Loan Commitment and Swing Line Loan Commitment. Borrower and the Lenders acknowledge the making of the Existing Revolving Loan and each Lender that has a Revolving Loan Commitment (referred to as a "Revolving Loan Lender"), severally and for itself alone, hereby agrees, on the terms and subject to the conditions hereinafter set forth and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, that such Existing Revolving Loan (to the extent not prepaid with the proceeds of the IPO) shall continue to be outstanding as loans (each such loan, an "Original Revolving Loan") pursuant to the terms and conditions of this Agreement (together with loans advanced pursuant to clause (a) below, relative to such Lender, its "Revolving Loans") such that, on the Effective Date, each Lender that has a Revolving Loan Commitment shall be deemed to have outstanding Revolving Loans in an aggregate principal amount equal to its RL Percentage of the aggregate principal amount of Revolving Loans outstanding on the Effective Date.

                  From time to time on any Business Day occurring on and after the Effective Date but prior to the Revolving Loan Commitment Termination Date,

                      (a) each Revolving Loan Lender agrees that it will make Revolving Loans to the Borrower equal to such Lender's RL Percentage of the aggregate amount of each Borrowing of the Revolving Loans requested by the Borrower to be made on such day; and

                      (b) the Swing Line Lender agrees that it will make loans (its "Swing Line Loans") to the Borrower equal to the principal amount of the Swing Line Loan requested by the Borrower to be made on such day. The Commitment of the Swing Line Lender described in this clause is herein referred to as its "Swing Line Loan Commitment".

On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow Revolving Loans and Swing Line Loans. No Revolving Loan Lender shall be permitted or required to make any Revolving Loan if, after giving effect thereto, the aggregate outstanding principal amount of all Revolving Loans of such Revolving Loan Lender, together with such Lender's RL Percentage of the aggregate amount of all Swing Line Loans and Letter of Credit Outstandings, would exceed such Lender's RL Percentage of the then existing Revolving Loan Commitment Amount. Furthermore, the Swing Line Lender shall not be permitted or required to make Swing Line Loans if, after giving effect thereto, the aggregate outstanding principal amount of all Swing Line Loans would exceed (i) the then existing Swing Line Loan Commitment Amount or (ii) when combined with the aggregate outstanding principal amount of Revolving Loans and Letter of Credit Outstandings, the then existing Revolving Loan Commitment Amount.

                  2.1.2 Letter of Credit Commitment. From time to time on any Business Day occurring on and after the Effective Date but prior to the Revolving Loan Commitment Termination Date, the Issuer agrees that it will

                      (a) issue at sight one or more trade letters of credit or standby letters of credit (each, a "Letter of Credit") for the account of the Borrower or any Subsidiary in the Stated Amount in Dollars requested by the Borrower on such day; or

                      (b) extend the Stated Expiry Date of an existing Letter of Credit previously issued hereunder.

No Stated Expiry Date shall extend beyond the earlier of (i) 30 days prior to the Revolving Loan Commitment Termination Date in the case of trade Letters of Credit or 10 days prior to the Revolving Loan Commitment Termination Date in the case of standby Letters of Credit and (ii) (A) unless otherwise agreed to by the Issuer in its sole discretion 364 days from the date of such issuance or extension in the case of trade Letters of Credit or (B) (1) with respect to standby Letters of Credit having Letter of Credit Outstandings at any time of $5,000,000 or less in the aggregate, the date 10 days prior to the Revolving Loan Commitment Termination Date and (2) unless otherwise agreed to by the Issuer in its sole discretion, 548 days from the date of such issuance or extension in the case of all other standby Letters of Credit provided, however that each standby Letter of Credit may without violating this clause (ii) provide by its terms that it will be automatically extended for additional successive periods of up to one (1) year on terms acceptable to the Issuer of such Letter of Credit. The Issuer shall not be permitted or required to issue any Letter of Credit if, after giving effect thereto, (i) the aggregate amount of all Letter of Credit Outstandings would exceed the Letter of Credit Commitment Amount or (ii) the sum of the aggregate amount of all Letter of Credit Outstandings plus the aggregate principal amount of all Revolving Loans and Swing Line Loans then outstanding would exceed the Revolving Loan Commitment Amount.

                  2.1.3 Term A Loan Commitment. The Borrower and the Lenders acknowledge the making of the Existing Term A Loan and the Existing Term B Loan and each Lender that has a Term A Commitment, severally and for itself alone, hereby agrees, on the terms and subject to the conditions hereinafter set forth and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, that such Existing Term A Loan shall continue to be outstanding as loans pursuant to the terms and conditions of this Agreement (each such loan, an "Original Term A Loan") and that an aggregate principal amount of Existing Term B Loan shall be converted to Term A Loans and shall continue to be outstanding as Term A Loans (each such loan, a "Converted Term A Loan", and together with the Original Term A Loans, "Term A Loans") pursuant to the terms and conditions of this Agreement, such that, on the Effective Date, the aggregate principal amount of Original Term A Loans and Converted Term A Loans (the "Effective Date Term A Amount") shall equal $60,000,000 and each Lender that has a Term A Loan Commitment shall be deemed to have outstanding Term A Loans in an aggregate principal amount equal to its Term A Percentage of such Effective Date Term A Amount. No amounts paid or prepaid with respect to Term A Loans may be reborrowed.

         Section 2.2 Reduction of the Commitment Amounts. The Commitment Amounts are subject to reduction from time to time pursuant to this Section 2.2.

                  2.2.1 Optional. (a) The Borrower may, from time to time on any Business Day occurring after the Effective Date, voluntarily reduce the amount of the Revolving Loan Commitment Amount, the Swing Line Loan Commitment Amount or the Letter of Credit Commitment Amount on the Business Day so specified by the Borrower; provided, however, that all such reductions shall require at least one Business Day's prior notice to the Administrative Agent and be permanent, and any partial reduction of any Commitment Amount shall be in a minimum amount of $500,000 and in an integral multiple of $100,000. Any optional or mandatory reduction of the Revolving Loan Commitment Amount pursuant to the terms of this Agreement which reduces the Revolving Loan Commitment Amount below the sum of
(i) the Swing Line Loan Commitment Amount and (ii) the Letter of Credit Commitment Amount shall result in an automatic and corresponding reduction of the Swing Line Loan Commitment Amount and/or Letter of Credit Commitment Amount (as directed by the Borrower in a notice to the Administrative Agent delivered together with the notice of such voluntary reduction in the Revolving Loan Commitment Amount or, in the absence of such direction, pro rata based upon the respective amounts thereof) to an aggregate amount not in excess of the Revolving Loan Commitment Amount, as so reduced, without any further action on the part of the Swing Line Lender or the Issuer.

                  (b) In the event of refusals by a Lender to consent to proposed amendments, modifications or waivers with respect to this Agreement which have been approved by the Required Lenders as provided in Section 10.1.2, the Borrower shall have the right, upon three (3) Business Days' prior written notice to the Administrative Agent (which notice the Administrative Agent shall promptly transmit to each of the Lenders), to terminate the entire Revolving Loan Commitment of such Lender, so long as all Loans, together with accrued and unpaid interest, fees and all other amounts, due and owing to such Lender are repaid concurrently with the effectiveness of such termination. At such time, such Lender shall no longer constitute a "Lender" for purposes of this Agreement, except with respect to indemnifications under this Agreement which shall survive as to such repaid Lender.

                  2.2.2 Mandatory. Following the prepayment in full of the Term A Loans, the Revolving Loan Commitment Amount shall, without any further action, automatically and permanently be reduced on the date such Term A Loans would otherwise have been required to be prepaid pursuant to clause (d) through (f) of
Section 3.1.1 and Section 3.1.2, in an amount equal to the amount by which such Term A Loans would otherwise be required to be prepaid if such Term A Loans had been outstanding.

         Section 2.3 Borrowing Procedures. Loans (other than Swing Line Loans) shall be made by the Lenders in accordance with Section 2.3.1, and Swing Line Loans shall be made by the Swing Line Lender in accordance with Section 2.3.2.

                  2.3.1 Borrowing Procedure. In the case of Loans other than Swing Line Loans, by delivering a Borrowing Request to the Administrative Agent not later than 2:00 p.m. on a Business Day, the Borrower may from time to time irrevocably request, on not less than one Business Day's notice in the case of Base Rate Loans, or three Business Days' notice in the case of Eurodollar Rate Loans, and in either case not more than five Business Days' notice, that a Borrowing be made, in the case of either Eurodollar Rate Loans or Base Rate Loans, in a minimum amount of either $1,000,000 or the unused amount of the applicable Commitment; provided, however, that, subject to the Borrower's right to convert such Loans to Eurodollar Rate Loans pursuant to Section 2.4, all of the Loans made on the Effective Date shall be made as Base Rate Loans; and provided, further, that prior to the earlier to occur of (a) the 60th day after the Effective Date and (b) the date on which the Administrative Agent reasonably determines that the primary syndication of the Loans has been completed (with the Administrative Agent agreeing to promptly notify the Borrower of such determination) (the "Syndication Period"), no Loan may be made as, or converted into, a Eurodollar Rate Loan with an Interest Period in excess of one month (with all such Interest Periods ending on the same day during such period). On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day, specified in such Borrowing Request. In the case of Loans other than Swing Line Loans, not later than 1:00 p.m. on such Business Day each Lender that has a Commitment to make the Loans being requested shall deposit with the Administrative Agent same day funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Administrative Agent shall promptly make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

                  2.3.2 Swing Line Loans. (a) By telephonic notice to the Swing Line Lender not later than 1:00 p.m. on a Business Day (followed (within one Business Day) by the delivery of a confirming Borrowing Request), the Borrower may from time to time irrevocably request that Swing Line Loans be made by the Swing Line Lender in an aggregate minimum principal amount of $50,000. All Swing Line Loans shall be made as Base Rate Loans and shall not be entitled to be converted into Eurodollar Rate Loans. The proceeds of each Swing Line Loan shall be made available by the Swing Line Lender to the Borrower by wire transfer to the account the Borrower shall have specified in its notice therefor not later than 4:00 p.m. on the Business Day telephonic notice is received by the Swing Line Lender.

                      (b) If (i) any Swing Line Loan shall be outstanding for more than three Business Days, (ii) any Swing Line Loan is or will be outstanding on a date when the Borrower requests that a Revolving Loan be made, or (iii) any Default shall occur and be continuing, then each Revolving Loan Lender (other than the Swing Line Lender) irrevocably agrees that it will, at the request of the Swing Line Lender, make a Revolving Loan (which shall initially be funded as a Base Rate Loan) in an amount equal to such Lender's Revolving Loan Percentage of the aggregate principal amount of all such Swing

         Line Loans then outstanding (such outstanding Swing Line Loans hereinafter referred to as the "Refunded Swing Line Loans"). Not later than 1:00 p.m. on the first Business Day following receipt by each Revolving Loan Lender of a request to make Revolving Loans as provided in the preceding sentence, each Revolving Loan Lender shall deposit in an account specified by the Swing Line Lender the amount so requested in same day funds and such funds shall be applied by the Swing Line Lender to repay the Refunded Swing Line Loans. At the time the Revolving Loan Lenders make the above referenced Revolving Loans the Swing Line Lender shall be deemed to have made, in consideration of the making of the Refunded Swing Line Loans, Revolving Loans in an amount equal to the Swing Line Lender's RL Percentage of the aggregate principal amount of the Refunded Swing Line Loans. Upon the making (or deemed making, in the case of the Swing Line Lender) of any Revolving Loans pursuant to this clause (b), the amount so funded shall become outstanding under such Revolving Loan Lender's Revolving Note and shall no longer be owed under the Swing Line Note. All interest payable with respect to any Revolving Loans made (or deemed made, in the case of the Swing Line Lender) pursuant to this clause (b) shall be appropriately adjusted to reflect the period of time during which the Swing Line Lender had outstanding Swing Line Loans in respect of which such Revolving Loans were made. Each Revolving Loan Lender's obligation to make the Revolving Loans referred to in this clause (b) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, any Obligor or any Person for any reason whatsoever; (ii) the occurrence or continuance of any Default; (iii) any adverse change in the condition (financial or otherwise) of any Obligor; (iv) the acceleration or maturity of any Obligations or the termination of any Commitment after the making of any Swing Line Loan; (v) any breach of any Loan Document by any Person; or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

         Section 2.4 Continuation and Conversion Elections. Subject to the second proviso in the first sentence of Section 2.3.1, by delivering a Continuation/ Conversion Notice to the Administrative Agent not later than 2:00 p.m. on a Business Day, the Borrower may from time to time irrevocably elect, on not less than one Business Day's notice in the case of conversions into Base Rate Loans, or three Business Days' notice in the case of continuations of or conversions into Eurodollar Rate Loans, and in either case not more than five Business Days' notice, that all, or any portion in an aggregate minimum amount of $500,000 be, in the case of Base Rate Loans, converted into Eurodollar Rate Loans or be, in the case of Eurodollar Rate Loans, converted into Base Rate Loans or continued as Eurodollar Rate Loans (in the absence of delivery of a Continuation/Conversion Notice with respect to any Eurodollar Rate Loan at least three Business Days (but not more than five Business Days) before the last day of the then current Interest Period with respect thereto, such Eurodollar Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); provided, however, that (x) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders that have made such Loans, and (y) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, Eurodollar Rate Loans when any Payment Default or Event of Default has occurred and is continuing or when any other Default has occurred and is continuing to the extent the Administrative Agent or Required Lenders have notified the Borrower that the occurrence and continuance of such Default shall prevent the Borrower from so continuing or converting such Loans.

         Section 2.5 Funding. Each Lender may, if it so elects, fulfill its obligation to make, continue or convert Eurodollar Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such Eurodollar Rate Loan; provided, however, that such Eurodollar Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Borrower to repay such Eurodollar Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, for purposes of any determination to be made for purposes of Section 4.1, 4.2, 4.3 or 4.4, it shall be conclusively assumed that each Lender elected to fund all Eurodollar Rate Loans by purchasing Dollar deposits in its LIBOR Office's interbank eurodollar market (as such office may be changed from time to time pursuant to Section 4.11 or otherwise).

         Section 2.6 Issuance Procedures. By delivering to the Administrative Agent an Issuance Request not later than 12:00 noon on a Business Day, the Borrower may from time to time irrevocably request on not less than three nor more than ten Business Days' notice, in the case of an initial issuance of a Letter of Credit and not less than three Business Days' prior notice, in the case of a request for the extension of the Stated Expiry Date of a Letter of Credit (in each case, unless a shorter notice period is agreed to by the Issuer, in its sole discretion), that the Issuer issue, or extend the Stated Expiry Date of, a Letter of Credit on behalf of the Borrower (whether issued for the account of or on behalf of the Borrower or any Subsidiary Guarantor) in such form as may be requested by the Borrower and approved by the Issuer (such approval not to be unreasonably withheld), solely for the purposes described in Section 7.1.7. Notwithstanding anything to the contrary contained herein or in any separate application for any Letter of Credit, the Borrower hereby acknowledges and agrees that it shall be deemed to be the obligor for purposes of each such Letter of Credit issued hereunder (whether the account party on such Letter of Credit is the Borrower or a Subsidiary Guarantor) and shall be obligated to reimburse the Issuer in accordance with the reimbursement provisions herein. Each Letter of Credit shall by its terms be stated to expire on a date (its "Stated Expiry Date") no later than the earlier to occur of (i) 30 days prior to the Revolving Loan Commitment Termination Date in the case of standby Letters of Credit or 10 days prior to the Revolving Loan Commitment Termination Date in the case of trade Letters of Credit or (ii) (A) unless otherwise agreed to by the Issuer in its sole discretion 364 days from the date of its issuance in the case of trade Letters of Credit or (B) (1) with respect to standby Letters of Credit having Letter of Credit Outstandings at any time of $5,000,000 or less in the aggregate, the date 10 days prior to the Revolving Loan Commitment Termination Date and (2) unless otherwise agreed to by the Issuer in its sole discretion, 548 days from the date of its issuance in the case of all other standby Letters of Credit, provided, however that each standby Letter of Credit may without violating this clause (ii) provide by its terms that it will be automatically extended for additional successive periods of up to one (1) year on terms acceptable to the Issuer of such Letter of Credit.

                  2.6.1 Other Lenders' Participation. Upon the issuance of each Letter of Credit, and without further action, each Revolving Loan Lender (other than the Issuer) shall be deemed to have irrevocably purchased, to the extent of its RL Percentage of such Letter of Credit, a participation interest in such Letter of Credit (including the Contingent Liability and any Reimbursement Obligation with respect thereto), and such Revolving Loan Lender shall, to the


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

extent of its RL Percentage of such Letter of Credit, be responsible for reimbursing within one Business Day the Issuer for Reimbursement Obligations which have not been reimbursed by the Borrower in accordance with Section 2.6.3. In addition, such Revolving Loan Lender shall be entitled to receive its RL Percentage of the Letter of Credit fees payable pursuant to Section 3.3.3 with respect to each Letter of Credit (other than the issuance fees payable to the Issuer of such Letter of Credit pursuant to the last sentence of Section 3.3.3) and of interest payable pursuant to Section 2.6.2 with respect to any Reimbursement Obligation. To the extent that any Revolving Loan Lender has reimbursed the Issuer for a Disbursement, such Lender shall be entitled to receive its ratable portion of any amounts subsequently received (from the Borrower or otherwise) in respect of such Disbursement.

                  2.6.2 Disbursements. The Issuer will notify the Borrower and the Administrative Agent promptly of the presentment for payment of any Letter of Credit issued by the Issuer, together with notice of the date (the "Disbursement Date") such payment shall be made (each such payment, a "Disbursement"). Subject to the terms and provisions of such Letter of Credit and this Agreement, the Issuer shall make such payment to the beneficiary (or its designee) of such Letter of Credit. Not later than 12:00 noon on the first Business Day following the Disbursement Date, the Borrower will reimburse the Administrative Agent, for the account of the Issuer, for all amounts which the Issuer has disbursed under such Letter of Credit in good faith, together with interest thereon at a rate per annum equal to the rate per annum then in effect for Base Rate Loans (with the then Applicable Margin for Revolving Loans accruing on such amount) pursuant to Section 3.2 for the period from the Disbursement Date through the date of such reimbursement. Without limiting in any way the foregoing and notwithstanding anything to the contrary contained herein or in any separate application for any Letter of Credit, the Borrower hereby acknowledges and agrees that it shall be obligated to reimburse the Issuer upon each Disbursement of a Letter of Credit made by the Issuer in good faith, and it shall be deemed to be the obligor for purposes of each such Letter of Credit issued hereunder (whether the account party on such Letter of Credit is the Borrower or a Subsidiary Guarantor).

                  2.6.3 Reimbursement. The obligation (a "Reimbursement Obligation") of the Borrower under Section 2.6.2 to reimburse the Issuer with respect to each Disbursement (including interest thereon), and, upon the failure of the Borrower to reimburse the Issuer, each Revolving Loan Lender's obligation under Section 2.6.1 to reimburse the Issuer, shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower or such Revolving Loan Lender, as the case may be, may have or have had against the Issuer or any Lender, including any defense based upon the failure of any Disbursement to conform to the terms of the applicable Letter of Credit (if, in the Issuer's good faith opinion, such Disbursement is determined to be appropriate) or any non-application or misapplication by the beneficiary of the proceeds of such Letter of Credit so long as such Disbursement is made in good faith; provided, however, that after paying in full its Reimbursement Obligation hereunder, nothing herein shall adversely affect the right of the Borrower or such Lender, as the case may be, to commence any proceeding against the Issuer for any wrongful Disbursement made by the Issuer under a Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct on the part of the Issuer.

                  2.6.4 Deemed Disbursements. Upon the occurrence and during the continuation of any Default under Section 8.1.9 or upon notification by the Administrative Agent (acting at the direction of the Required Lenders) to the Borrower of its obligations under this Section, following the occurrence and during the continuation of any other Event of Default,

                  (a) the aggregate Stated Amount of all Letters of Credit shall, without demand upon or notice to the Borrower or any other Person, be deemed to have been paid or disbursed by the Issuer of such Letters of Credit (notwithstanding that such amount may not in fact have been paid or disbursed); and

                  (b) the Borrower shall be immediately obligated to deposit with the Issuer the amount deemed to have been so paid or disbursed by the Issuer.

Amounts payable by the Borrower pursuant to this Section shall be deposited in immediately available funds with the Administrative Agent and held as collateral security for the Reimbursement Obligations. When all Defaults giving rise to the deemed disbursements under this Section have been cured or waived the Administrative Agent shall return to the Borrower all amounts then on deposit with the Administrative Agent pursuant to this Section which have not been applied to the satisfaction of actual Reimbursement Obligations not arising by operation of this Section 2.6.4.

                  2.6.5 Nature of Reimbursement Obligations. Each Obligor and, to the extent set forth in Section 2.6.1, each Revolving Loan Lender shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuer (except to the extent of its own bad faith, gross negligence or willful misconduct) shall not be responsible for:

                  (a) the form, validity, sufficiency, accuracy, genuineness or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

                  (b) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or the proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

                  (c) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit;

                  (d) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, telecopier, cable, telegraph, telex or otherwise; or

                  (e) any loss or delay in the transmission or otherwise of any document or draft required in order to make a Disbursement under a Letter of Credit.

                  2.6.6 Existing Letters of Credit. The Existing Letters of Credit were issued pursuant to the Existing Credit Agreement and were the only letters of credit issued under the Existing Credit Agreement which were outstanding as of the Effective Date. The Borrower, Issuer and each of the Lenders hereby agree with respect to the Existing Letters of Credit that such Existing Letters of Credit, for all purposes under this Agreement, including, without limitation, Sections 2.6.1 and 2.6.3, shall be deemed to be Letters of Credit governed by the terms and conditions of this Agreement and for purposes of Section 3.3.3 hereof (provided that the fee called for by the proviso to the second sentence thereof shall be payable on the dates such fee was payable under the Existing Credit Agreement), shall be deemed to be issued on the Effective Date. Each Revolving Loan Lender agrees to participate in each Existing Letter of Credit issued by the Issuer to the extent of its RL Percentage of such Existing Letter of Credit.

         Section 2.7 Register; Notes.

                      (a) Each Lender may maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. In the case of a Lender that does not request, pursuant to Section 2.7(c) below, execution and delivery of a Note evidencing the Loans made by such Lender to the Borrower, such account or accounts shall, to the extent not inconsistent with the notations made by the Administrative Agent in the Register, be conclusive and binding on the Borrower absent manifest error; provided, however, that the failure of any Lender to maintain such account or accounts shall not limit or otherwise affect any Loan Obligations of the Borrower or any other Obligor.

                      (b) The Borrower hereby designates the Administrative Agent to serve as the Borrower's agent, solely for the purpose of this clause (b), to maintain a register (the "Register") in which the Administrative Agent will record each Lender's Commitments, the Loans made by each Lender and each repayment in respect of the principal amount of the Loans of each Lender and annexed to which the Administrative Agent shall retain a copy of each Lender Assignment Agreement delivered to the Administrative Agent pursuant to Section
         10.11.1. Failure to make any recordation, or any error in such recordation, shall not affect the Borrower's obligation in respect of such Loans. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person in whose name a Loan (and as provided in Section 2.7(c) the Note evidencing such Loan, if any) is registered as the owner thereof for all purposes of this Agreement, notwithstanding notice or any provision herein to the contrary. A Lender's Commitment and the Loans made pursuant thereto may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer in the Register. Any assignment or transfer of a Lender's Commitment and/or the Loans made pursuant thereto shall be registered in the Register only upon delivery to the Administrative Agent of a Lender Assignment Agreement duly executed by the assignor and assignee thereof. No assignment or transfer of a Lender's Commitment or the Loans made pursuant thereto shall be effective unless such assignment or transfer shall have been recorded in the Register by the Administrative Agent as provided in this Section.

                      (c) The Borrower agrees that, upon the request to the Administrative Agent by any Lender, the Borrower will execute and deliver to such Lender, as applicable, a Revolving Note, Term A Note and/or Swing Line Note evidencing the Loans made by such Lender. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Notes (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal amount of, and the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall, to the extent not inconsistent with the notations made by the Administrative Agent in the Register, be conclusive and binding on the Borrower absent manifest error; provided, however, that the failure of any Lender to make any such notations or any error in any such notation shall not limit or otherwise affect any Loan Obligations of any Obligor. The Loans evidenced by any such Note and interest thereon shall at all times (including after assignment pursuant to Section 10.11.1) be represented by one or more Notes payable to the order of the payee named therein and its registered assigns. A Note and the obligation evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Note and the obligation evidenced thereby in the Register (and each Note shall expressly so provide). Any assignment or transfer of all or part of an obligation evidenced by a Note shall be registered in the Register only upon surrender for registration of assignment or transfer of the Note evidencing such obligation, accompanied by a Lender Assignment Agreement duly executed by the assignor thereof, and thereupon, if requested by the assignee, one or more new Notes shall be issued to the designated assignee and the old Note shall be returned by the Administrative Agent to the Borrower marked "exchanged". No assignment of a Note and the obligation evidenced thereby shall be effective unless it shall have been recorded in the Register by the Administrative Agent as provided in this Section.

         Section 2.8 Additional Facility; Increase in Facilities.

                  (a) The Borrower shall have the right at any time (so long as (x) no Default or Event of Default then exists and (y) the Borrower shall have delivered to the Administrative Agent a Compliance Certificate for the period of four full Fiscal Quarters immediately preceding the incurrence described below (prepared in good faith and in a manner and using such methodology which is consistent with the most recent financial statements delivered pursuant to Section 7.1.1) giving pro forma effect to such incurrence and evidencing compliance with the covenants set forth in Section 7.2.4 and a pro forma Leverage Ratio of not more than 2.00:1.0 as of the last day of such period, and from time to time after the Syndication Period to incur from one or more existing Lenders and/or other Persons that are eligible to be Assignee Lenders and which, in each case, agree to make such loans to the Borrower, loans and commitments to make loans in an aggregate principal amount not to exceed $75,000,000 minus the amount of Subordinated Debt in excess of $25,000,000 incurred in accordance with Section 7.2.2(k), which loans may be incurred either (i) as one or more tranches of additional term loans (the "Additional Term Loans") as determined by the Administrative Agent that are pari passu in all respects to the Loans made pursuant to Section 2.1.3 under a facility that would provide that the Additional Term Loans would have an average life to maturity and a final maturity no earlier than Term A Loans or (ii) as additional Revolving Loan Commitments and Revolving Loans (the "Additional Revolving Loans" and together with the Additional Term Loans, the "Additional Loans").

                  (b) In the event that the Borrower desires to incur Additional Loans, it will enter into an amendment with the lenders (who shall by execution thereof become Lenders hereunder if not theretofore Lenders) to provide for such Additional Loans, which amendment shall set forth any terms and conditions of the Additional Loans not covered by this Agreement (including, without limitation, the conversion to Base Rate Loans of any outstanding Revolving Loans that are Eurodollar Rate Loans and corresponding payment of any breakage costs pursuant to Section 4.4 in the case of an amendment providing for Additional Revolving Loans) as agreed by the Borrower and such Lenders, and shall provide for the issuance of promissory notes to evidence the Additional Loans if requested by the lenders advancing Additional Loans (which notes shall constitute Notes for purposes of this Agreement), with such amendment to be in form and substance reasonably acceptable to the Administrative Agent and consistent with the terms of this Section 2.8(b) and of the other provisions of this Agreement. No consent of any Lender (other than any Lender making Additional Loans) is required to permit the Loans contemplated by this Section 2.8(b) or the aforesaid amendment to effectuate the Additional Loans.

                                  ARTICLE III
                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

         Section 3.1 Repayments and Prepayments; Application. The Borrower agrees that the Loans shall be repaid and prepaid pursuant to the following terms.

                3.1.1 Repayments and Prepayments. The Borrower shall repay in full the unpaid principal amount of each Loan upon the applicable Stated Maturity Date therefor. Prior thereto, payments and prepayments of Loans shall or may be made as set forth below.

                      (a) From time to time on any Business Day, the Borrower may make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any

                            (i) Loans (other than Swing Line Loans); provided,
                      however, that (A) any such prepayment of the Term A Loans shall be made pro rata among Term A Loans of the same type and, if applicable, having the same Interest Period of all Lenders that have made such Term A Loans (to be applied as set forth in Section 3.1.2) and any such prepayment of Revolving Loans shall be made pro rata among the Revolving Loans of the same type and, if applicable, having the same Interest Period of all Lenders that have made such Revolving Loans; (B) all such voluntary prepayments shall require at least one but no more than five Business Days' prior written notice to the Administrative Agent given no later than 12:00 noon; and (C) all such voluntary partial prepayments shall be, in the case of Eurodollar Rate Loans, in an aggregate minimum amount of $500,000 and, in the case of Base Rate Loans, in an aggregate minimum amount of $100,000; and

                            (ii) Swing Line Loans; provided, that (A) all such
                      voluntary prepayments shall require prior telephonic notice to the Swing Line Lender not later than 1:00 p.m. (or such later time as may be agreed by the Swing Line Lender) on the day of such prepayment (such notice to be confirmed in writing within 24 hours thereafter); and (B) all such


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


                      voluntary partial prepayments shall be in an aggregate minimum amount of $50,000.

                      (b) On each date when the sum of (i) the aggregate outstanding principal amount of all Revolving Loans and Swing Line Loans and (ii) the aggregate amount of all Letter of Credit Outstandings exceeds the Revolving Loan Commitment Amount (as it may be reduced from time to time pursuant to this Agreement), the Borrower shall make a mandatory prepayment of Revolving Loans or Swing Line Loans (or both) and, if necessary, Cash Collateralize Letter of Credit Outstandings, in an aggregate amount equal to such excess.

                      (c) On the Stated Maturity Date with respect to the Term A Loans and on each Quarterly Payment Date occurring during each period set forth below, the Borrower shall make a scheduled repayment of the aggregate outstanding principal amount, if any, of all Term A Loans in an amount equal to the amount set forth below opposite such Stated Maturity Date or period during which such Quarterly Payment Date occurs, as applicable (in each case as such amount may have been reduced pursuant to Section 3.1.2(b)):

                                                                                Amount of Required
                                       Period                                   Principal Repayment
                                       ------                                   -------------------
                  Effective Date through (and including) 6/30/02                    $2,250,000.00
                  7/1/02 through (and including) 6/30/03                            $3,000,000.00
                  7/1/03 through (and including) 6/30/04                            $4,500,000.00
                  7/1/04 through (and including) 3/31/05                            $5,250,000.00
                  Stated Maturity Date for Term A Loans                             $5,250,000.00
                                                                     or, if different, the then outstanding
                                                                     principal amount of all Term A Loans

                      (d) The Borrower shall, following the receipt by the Borrower or any Subsidiary of any Casualty Proceeds in excess of $2,000,000 (individually or in the aggregate when taken together with all other Casualty Proceeds and all Net Disposition Proceeds) over the course of a Fiscal Year deliver to the Administrative Agent a calculation of the amount of such Casualty Proceeds and make a mandatory prepayment of the Term A Loans in an amount equal to 100% of such Casualty Proceeds within 30 days of the receipt thereof to be applied as set forth in Section 3.1.2; provided, however, that (i) no mandatory prepayment on account of Casualty Proceeds (other than proceeds of business interruption insurance) shall be required under this clause if the Borrower informs the Administrative Agent in writing no later than 30 days following the occurrence of the Casualty Event resulting in such Casualty Proceeds of its or such Subsidiary's good faith intention to apply such Casualty Proceeds to the rebuilding or replacement of the damaged, destroyed or condemned assets or property or to otherwise reinvest such proceeds in assets or property which will be used or useful in the business then conducted by the Borrower and its Subsidiaries and the Borrower or such Subsidiary


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
         in fact uses such Casualty Proceeds to rebuild, replace or acquire such assets or property within 360 days following the receipt of such Casualty Proceeds, with the amount of such Casualty Proceeds unused after such 360-day period being applied to the repayment of Term A Loans pursuant to Section 3.1.2 and (ii) no mandatory prepayment on account of proceeds of business interruption insurance shall be required under this clause if the Borrower informs the Administrative Agent in writing promptly following the receipt of such proceeds of its or such Subsidiary's good faith intention to expend such proceeds in the maintenance of the businesses then conducted by the Borrower and its Subsidiaries and/or reinvest such proceeds in assets or property that will be used or useful in such businesses and the Borrower or such Subsidiary in fact so uses such proceeds within 360 days following the receipt of such proceeds, with the amount of such proceeds not so used within such 360-day period being applied to the repayment of Term A Loans pursuant to Section 3.1.2; provided, further, however, that at any time when any Payment Default or Event of Default shall have occurred and be continuing, all Casualty Proceeds (together with Net Disposition Proceeds not applied as provided in clause (e) below) shall be deposited in an account maintained with the Administrative Agent to pay for such rebuilding, replacement or use whenever no Payment Default or Event of Default is then continuing or except as otherwise agreed to by the Administrative Agent for disbursement at the request of the Borrower or such Subsidiary, as the case may be.

                      (e) The Borrower shall, following the receipt by the Borrower or any Subsidiary of any Net Disposition Proceeds in excess of $2,000,000 (individually or in the aggregate when taken together with all other Net Disposition Proceeds and all Casualty Proceeds) over the course of a Fiscal Year deliver to the Administrative Agent a calculation of the amount of such Net Disposition Proceeds and make a mandatory prepayment of the Term A Loans in an amount equal to 100% of such Net Disposition Proceeds within one Business Day of the receipt thereof to be applied as set forth in Section 3.1.2; provided, however, that no mandatory prepayment on account of Net Disposition Proceeds shall be required under this clause if the Borrower informs the Administrative Agent in writing promptly following the receipt of such Net Disposition Proceeds of its or such Subsidiary's good faith intention to reinvest such Net Disposition Proceeds in assets or property that will be used or useful in its business and the Borrower or such Subsidiary in fact so reinvests such Net Disposition Proceeds within 360 days following the receipt of such Net Disposition Proceeds, with the amount of such Net Disposition Proceeds not so reinvested after such 360-day period being applied to the repayment of Term A Loans pursuant to Section 3.1.2; provided, further, however, that at any time when any Payment Default or Event of Default shall have occurred and be continuing, all Net Disposition Proceeds (together with Casualty Proceeds not applied as provided in clause (d) above) shall be deposited in an account maintained with the Administrative Agent to be so used whenever no Payment Default or Event of Default is then continuing or except as otherwise agreed to by the Administrative Agent for disbursement at the request of the Borrower.

                      (f) Concurrently with the receipt by the Borrower or any Subsidiary of any Net Debt Proceeds, the Borrower shall deliver to the Administrative Agent a calculation of the amount of such Net Debt Proceeds, and make a mandatory prepayment of the Term A Loans in an amount equal to 100% of such Net Debt Proceeds, to be applied as set forth in Section 3.1.2.


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

                      (g) Immediately upon any acceleration of the Stated Maturity Date of any Loans pursuant to Section 8.2 or Section 8.3, the Borrower shall repay all the Loans, unless, pursuant to Section 8.3, only a portion of all the Loans is so accelerated (in which case the portion so accelerated shall be so repaid).

                      (h) In the event of refusals by a Lender to consent to proposed amendments, modifications or waivers with respect to this Agreement which have been approved by the Required Lenders as provided in Section 10.1.2, the Borrower shall have the right, upon three (3) Business Days' prior written notice to the Administrative Agent (which notice the Administrative Agent shall promptly transmit to each of the Lenders), to repay all Loans, together with accrued and unpaid interest, fees and all other amounts due and owing to such Lender in accordance with said Section 10.1.2, so long as (A) in the case of the repayment of Revolving Loans of any Revolving Loan Lender pursuant to this clause (h), the Revolving Loan Commitment of such Revolving Loan Lender is terminated concurrently with such repayment pursuant to
         Section 2.2.1(b) and (B) in the case of the repayment of Loans of any Lender, the consents required by Section 10.1.2 in connection with the repayment pursuant to this clause (h) shall have been obtained.

Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by Section 4.4.

                  3.1.2 Application. Amounts prepaid pursuant to Section 3.1.1 shall be applied as set forth in this Section.

                      (a) Subject to clause (b), each prepayment or repayment of the principal of the Loans shall be applied, to the extent of such prepayment or repayment, first, to the principal amount thereof being maintained as Base Rate Loans, and second, subject to the terms of
         Section 4.4, to the principal amount thereof being maintained as Eurodollar Rate Loans.

                      (b) Each prepayment of Term A Loans made pursuant to clauses (a), (d), (e), and (f) of Section 3.1.1 shall be applied (i) first, to a mandatory prepayment of the outstanding principal amount of all Term A Loans (with the amount of such prepayment of the Term A Loans being applied to the remaining scheduled amortization payments of the Term A Loans pro rata in accordance with the amount of each such remaining Term A Loan amortization payments after giving effect to all prior reductions thereto (provided, however, that any voluntary prepayments of Term A Loans, pursuant to clause (a) of Section 3.1.1 may, at the Borrower's discretion, instead be applied to the remaining scheduled amortization payments of the Term A Loans in direct order of maturity)), and (ii) second, once all Term A Loans have been repaid in full, to the repayment of any outstanding Revolving Loans and, in the case of prepayments pursuant to clause (d), (e) or (f) of Section 3.1.1, to a reduction of the Revolving Loan Commitment Amount in accordance with Section 2.2.2.

         Section 3.2 Interest Provisions. Interest on the outstanding principal amount of Loans shall accrue and be payable by the Borrower in accordance with the terms set forth below.


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

                  3.2.1 Rates. Subject to Section 2.3.2, pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, the Borrower may elect that Loans comprising a Borrowing accrue interest at a rate per annum:

                      (a) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin; provided that all Swing Line Loans shall always accrue interest at the then effective Applicable Margin for Revolving Loans maintained as Base Rate Loans; and

                      (b) on that portion maintained as a Eurodollar Rate Loan, during each Interest Period applicable thereto, equal to the sum of the Eurodollar Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin.

All Eurodollar Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such Eurodollar Rate Loan.

                  3.2.2 Post-Maturity Rates. After the date any principal amount of any Loan or Reimbursement Obligation is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise), or after any other monetary Obligation of the Borrower shall have become due and payable, the Borrower shall pay interest (after as well as before judgment) on such delinquent amounts at a rate per annum equal to the Alternate Base Rate from time to time in effect, plus the Applicable Margin for Base Rate Loans, plus a margin of 2%.

                  3.2.3 Payment Dates. Interest accrued on each Loan shall be payable, without duplication:

                      (a) on the Stated Maturity Date therefor;

                      (b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan on the principal amount so paid or prepaid;

                      (c) with respect to Base Rate Loans, on each Quarterly Payment Date occurring after the Effective Date;

                      (d) with respect to Eurodollar Rate Loans, on the last day of each applicable Interest Period (and, if such Interest Period shall exceed three months, on the date occurring on each three-month interval occurring after the first day of such Interest Period);

                      (e) with respect to any Base Rate Loans converted into Eurodollar Rate Loans on a day when interest would not otherwise have been payable pursuant to clause (c), on the date of such conversion; and

                      (f) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to Section 8.2 or Section 8.3, immediately upon such acceleration.


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

Interest accrued on Loans or other monetary Loan Obligations after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

         Section 3.3 Fees. The Borrower agrees to pay the fees set forth below. All such fees shall be non-refundable.

                  3.3.1 Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Loan Lender, for the period (including any portion thereof when the Revolving Loan Commitment is suspended by reason of the Borrower's inability to satisfy any condition of
Section 5.1 or 5.2) commencing on the Effective Date and continuing through the Revolving Loan Commitment Termination Date, a commitment fee in an amount equal to the Commitment Fee, in each case on such Lender's Percentage of the sum of the average daily unused portion of the Revolving Loan Commitment Amount (with Letter of Credit Outstandings and Swing Line Loans outstanding being deemed usage thereof for purposes of this Section 3.3.1). All commitment fees payable pursuant to this Section shall be calculated on a year comprised of 365 days or, if appropriate, 366 days and payable by the Borrower in arrears on each Quarterly Payment Date, commencing with the first Quarterly Payment Date following the Effective Date and on the Revolving Loan Commitment Termination Date.

                  3.3.2 Agent's Fee. The Borrower agrees to pay the fees in the amounts and on the dates set forth in the Agent's Fee Letter.

                  3.3.3 Letter of Credit Fees. The Borrower agrees to pay to the Administrative Agent, for the pro rata account of each Revolving Loan Lender, a Letter of Credit fee in an amount per annum equal to the then effective Applicable Margin for Revolving Loans maintained as Eurodollar Rate Loans, multiplied by the Stated Amount of each such Letter of Credit, such fees being payable quarterly in arrears on each Quarterly Payment Date following the date of issuance of each Letter of Credit and on the Revolving Loan Commitment Termination Date. The Borrower further agrees to pay to the Issuer (subject to the proviso to this sentence) quarterly in arrears on each Quarterly Payment Date following the date of each issuance and extension of each Letter of Credit issued or extended by the Issuer and on the Revolving Loan Commitment Termination Date, a facing fee in an amount equal to 1/8 of 1% per annum on the Stated Amount of such Letter of Credit; provided that, if on the date any Letter of Credit is issued and on each anniversary thereof the facing fee which would accrue with respect to such Letter of Credit over the succeeding 365 days (assuming such Letter of Credit would remain undrawn until its Stated Expiry
Date) would be less than $500, the Borrower shall pay the Issuer a facing fee of $500 with respect to such Letter of Credit in advance on the date of such issuance or anniversary. In addition to the fees described in the preceding two sentences of this Section 3.3.3, the Borrower agrees to pay to the Issuer its customary processing fees for issuing, modifying and making payment under each Letter of Credit. All Letter of Credit fees payable pursuant to this Section shall be calculated on a year comprised of 365 days or, if applicable, 366 days.

                                   ARTICLE IV
                  CERTAIN EURODOLLAR RATE AND OTHER PROVISIONS

         Section 4.1 Eurodollar Rate Lending Unlawful. If any Lender shall in good faith determine (which determination shall, upon notice thereof to the Borrower and the Administrative Agent, be conclusive and binding on the Borrower) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any Governmental Authority asserts that it is unlawful, for such Lender to make or continue any Loan as, or to convert any Loan into, a Eurodollar Rate Loan, the obligations of such Lender to make, continue or convert any such Eurodollar Rate Loan shall, upon such determination, forthwith be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and all outstanding Eurodollar Rate Loans payable to such Lender shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

         Section 4.2 Deposits Unavailable. If the Administrative Agent shall have determined that

                      (a) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to it in the interbank eurodollar market; or

                      (b) by reason of circumstances affecting the interbank eurodollar market, adequate means do not exist for ascertaining the interest rate applicable hereunder to Eurodollar Rate Loans;

then, upon notice from the Administrative Agent to the Borrower and the Lenders, the obligations of all Lenders under Section 2.3 and Section 2.4 to make or continue any Loans as, or to convert any Loans into, Eurodollar Rate Loans shall forthwith be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

         Section 4.3 Increased Eurodollar Rate Loan Costs, etc. The Borrower agrees to reimburse each Secured Party for any increase in the cost to such Secured Party of, or any reduction in the amount of any sum receivable by such Secured Party in respect of, such Secured Party's Commitments and the making of Credit Extensions hereunder (including the making, continuing or maintaining (or of its obligation to make or continue) any Loans as, or of converting (or of its obligation to convert) any Loans into, Eurodollar Rate Loans) that arise in connection with any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in after the Effective Date of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any Governmental Authority, except for such changes with respect to increased capital costs and Taxes which are governed by Sections
4.5 and 4.6, respectively. Each affected Secured Party shall promptly notify the Administrative Agent and the Borrower in writing of the occurrence of any such event, stating, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Secured Party for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrower directly to such Secured Party within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrower.


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

         Section 4.4 Funding Losses. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make or continue any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a Eurodollar Rate Loan (but excluding any loss of margin after the date of the relevant conversion, repayment, prepayment or failure to borrow, continue or convert) as a result of

                      (a) any conversion or repayment or prepayment of the principal amount of any Eurodollar Rate Loan on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Article III or otherwise;

                      (b) any Loans not being made as Eurodollar Rate Loans in accordance with the Borrowing Request therefor; or

                      (c) any Loans not being continued as, or converted into, Eurodollar Rate Loans in accordance with the Continuation/Conversion Notice therefor;

then, upon the written notice of such Lender to the Borrower (with a copy to the Administrative Agent), the Borrower shall, within five days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice shall, in the absence of manifest error, be conclusive and binding on the Borrower.

         Section 4.5 Increased Capital Costs. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any Governmental Authority affects or would affect the amount of capital required or expected to be maintained by any Secured Party or any Person controlling such Secured Party, and such Secured Party determines (in its good faith discretion) that the rate of return on its or such controlling Person's capital as a consequence of the Commitments or the Credit Extensions made, or the Letters of Credit participated in, by such Secured Party is reduced to a level below that which such Secured Party or such controlling Person could have achieved but for the occurrence of any such circumstance, then upon notice from time to time by such Secured Party to the Borrower, the Borrower shall within five days following receipt of such notice pay directly to such Secured Party additional amounts sufficient to compensate such Secured Party or such controlling Person for such reduction in rate of return. A statement of such Secured Party as to any such additional amount or amounts and setting forth in reasonable detail the calculation thereof shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such amount, such Secured Party may use any reasonable method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable; provided that such Secured Party may not impose materially greater costs on the Borrower than on any similarly situated borrower by virtue of any such averaging or attribution method.

         Section 4.6 Taxes. The Borrower covenants and agrees as follows with respect to Taxes.

                      (a) Any and all payments by the Borrower under each Loan Document shall be made without setoff, counterclaim or other defense, and free and clear of, and without deduction or withholding for or on account of, any Taxes. In the event that any Taxes are required by law to be deducted or withheld from any payment required to be made by the Borrower to or on behalf of any Secured Party under any Loan Document, then:

                            (i) subject to clause (f), if such Taxes are
                      Non-Excluded Taxes, the amount of such payment shall be increased as may be necessary such that such payment is made, after withholding or deduction for or on account of such Taxes, in an amount that is not less than the amount provided for in such Loan Document; and

                            (ii) the Borrower shall withhold the full amount of
                      such Taxes from such payment (as increased pursuant to clause (a) (i)) and shall pay such amount to the Governmental Authority imposing such Taxes in accordance with applicable law.

                      (b) In addition, the Borrower shall pay any and all Other Taxes imposed to the relevant Governmental Authority imposing such Other Taxes in accordance with applicable law.

                      (c) As promptly as practicable after the payment of any Taxes or Other Taxes, and in any event within 45 days of any such payment being due, the Borrower shall furnish to the Administrative Agent a copy of an official receipt (or a certified copy thereof) evidencing the payment of such Taxes or Other Taxes. The Administrative Agent shall make copies thereof available to any Lender upon request therefor.

                      (d) Subject to clause (f), the Borrower shall indemnify each Secured Party for any Non-Excluded Taxes and Other Taxes levied, imposed or assessed on (and whether or not paid directly by) such Secured Party (whether or not such Non-Excluded Taxes or Other Taxes are correctly or legally asserted by the relevant Governmental Authority). Promptly upon having knowledge that any such Non-Excluded Taxes or Other Taxes have been levied, imposed or assessed, and promptly upon notice thereof by any Secured Party, the Borrower shall pay such Non-Excluded Taxes or Other Taxes directly to the relevant Governmental Authority (provided, however, that no Secured Party shall be under any obligation to provide any such notice to the Borrower). In addition, the Borrower shall indemnify each Secured Party for any incremental Taxes that may become payable by such Secured Party as a result of any failure of the Borrower to pay any Taxes when due to the appropriate Governmental Authority (except to the extent such incremental Taxes result solely from the failure of the Secured Party to give notice to the Borrower of Taxes subject to indemnity under this clause (d) and the Borrower did not otherwise have knowledge of such Taxes) or to deliver to the Administrative Agent, pursuant to clause
         (c), documentation evidencing the payment of Taxes or Other Taxes. With respect to indemnification for Non-Excluded Taxes and Other Taxes actually paid by any Secured Party or the indemnification provided in the immediately preceding sentence, such indemnification shall be made within 30 days after the date such Secured Party makes written demand therefor. The Borrower acknowledges that any payment made to any Secured Party or to any Governmental Authority in respect of the indemnification obligations of the Borrower provided in this clause shall constitute a payment in respect of which the provisions of clause
         (a) and this clause shall apply.

                      (e) Each Non-Domestic Lender, on or prior to the date on which such Non-Domestic Lender becomes a Lender hereunder (and from time to time thereafter upon the request of the Borrower or the Administrative Agent, but only for so long as such Non-Domestic Lender is legally entitled to do so), shall deliver to the Borrower and the Administrative Agent either

                            (i) two duly completed copies of either (A) Internal
                      Revenue Service Form W-8BEN or (B) Internal Revenue Service Form W-8ECI, or in either case an applicable successor form; or

                            (ii) in the case of a Non-Domestic Lender that is
                      not legally entitled to deliver either form listed in clause (e)(i), (x) a certificate of a duly authorized officer of such Non-Domestic Lender to the effect that such Non-Domestic Lender is not (A) a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (B) a "10 percent shareholder" of the Borrower within the meaning of
                      Section 881(c)(3)(B) of the Code, or (C) a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code (such certificate, an "Exemption Certificate") and
                      (y) two duly completed copies of Internal Revenue Service Form W-8BEN or applicable successor form.

                      (f) The Borrower shall not be obligated to gross up any payments to any Lender pursuant to clause (a)(i), or to indemnify any Lender pursuant to clause (d), in respect of United States federal withholding taxes to the extent imposed as a result of (i) the failure of such Lender to deliver to the Borrower the form or forms and/or an Exemption Certificate, as applicable to such Lender, pursuant to clause
         (e), (ii) such form or forms and/or Exemption Certificate not establishing a complete exemption from U.S. federal withholding tax or the information or certifications made therein by the Lender being untrue or inaccurate on the date delivered in any material respect, or
         (iii) the Lender designating a successor lending office at which it maintains its Loans which has the effect of causing such Lender to become obligated for tax payments in excess of those in effect immediately prior to such designation; provided, however, that the Borrower shall be obligated to gross up any payments to any such Lender pursuant to clause (a)(i), and to indemnify any such Lender pursuant to clause (d), in respect of United States federal withholding taxes if
         (i) any such failure to deliver a form or forms or an Exemption Certificate or the failure of such form or forms or Exemption Certificate to establish a complete exemption from U.S. federal withholding tax or inaccuracy or untruth contained therein resulted from a change in any applicable statute, treaty, regulation or other applicable law or any case law, revenue ruling or notice or pronouncement by a Governmental Authority interpreting any of the foregoing occurring after the Effective Date, which change rendered such Lender no longer legally entitled to deliver such form or forms or Exemption Certificate or otherwise ineligible for a complete exemption from U.S. federal withholding tax, or rendered the information or certifications made in such form or forms or Exemption Certificate untrue or inaccurate in a material respect or (ii) the obligation to gross up payments to any such Lender pursuant to clause (a)(i) or to indemnify any such Lender pursuant to clause (d) is with respect to an Assignee Lender that becomes an Assignee Lender as a result of an assignment made at the request of the Borrower.

                      (g) If the Administrative Agent or any Lender receives a refund in respect of Taxes as to which it has been grossed up by the Borrower pursuant to clause (a)(i) or indemnified by the Borrower pursuant to clause (d) and the Administrative Agent or the Lender, as applicable, determines in its sole, good faith judgment that such refund is attributable to such gross up or indemnification, then the Lender or the Administrative Agent, as the case may be, shall pay such amount to the Borrower as the Lender or the Administrative Agent determines to be the proportion of the refund as will leave it, after such payment, in no better or worse financial position with respect to Tax liabilities and related expenses than it would have been in absent such payment. Neither the Lenders nor the Administrative Agent shall be obligated to disclose information regarding its tax affairs or computations to the Borrower in connection with this clause (g) or any other provision of this Section 4.6.

         Section 4.7 Payments, Computations, etc. Unless otherwise expressly provided in a Loan Document, all payments by the Borrower pursuant to each Loan Document shall be made by the Borrower to the Administrative Agent for the pro rata account of the Secured Parties entitled to receive such payment. All payments shall be made without setoff, deduction or counterclaim not later than 12:00 noon on the date due in same day or immediately available funds to such account as the Administrative Agent shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day. The Administrative Agent shall promptly remit in same day funds to each Secured Party its share, if any, of such payments received by the Administrative Agent for the account of such Secured Party. All interest (other than interest on Eurodollar Rate Loans) and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 365 days or, if appropriate, 366 days. All interest on Eurodollar Rate Loans shall be computed on the basis of actual number of days (including the first day but excluding the last day), occurring during the period for which such interest or fee is payable over a year comprised of 360 days. Payments due on other than a Business Day shall (except as otherwise required by clause (c) of the definition of the term "Interest Period") be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees in connection with that payment.

         Section 4.8 Sharing of Payments. If any Secured Party shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Credit Extension or Reimbursement Obligation (other than pursuant to the terms of Sections 4.3, 4.4, 4.5 or 4.6) in excess of its pro rata share of payments obtained by all Secured Parties, such Secured Party shall purchase from the other Secured Parties such participations in Credit Extensions made by them as shall be necessary to cause such purchasing Secured Party to share the excess payment or other recovery ratably (to the extent such other Secured Parties were entitled to receive a portion of such payment or recovery) with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Secured

Party, the purchase shall be rescinded and each Secured Party which has sold a participation to the purchasing Secured Party shall repay to the purchasing Secured Party the purchase price to the ratable extent of such recovery together with an amount equal to such selling Secured Party's ratable share (according to the proportion of (a) the amount of such selling Secured Party's required repayment to the purchasing Secured Party to (b) total amount so recovered from the purchasing Secured Party) of any interest or other amount paid or payable by the purchasing Secured Party in respect of the total amount so recovered. The Borrower agrees that any Secured Party purchasing a participation from another Secured Party pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 4.9) with respect to such participation as fully as if such Secured Party were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law any Secured Party receives a secured claim in lieu of a setoff to which this Section applies, such Secured Party shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Secured Parties entitled under this Section to share in the benefits of any recovery on such secured claim.

         Section 4.9 Setoff. Each Secured Party shall, upon the occurrence and during the continuance of any Event of Default described in clauses (a) through
(d) of Section 8.1.9 or, with the consent of the Required Lenders, upon the occurrence and during the continuance of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) the Borrower hereby grants to each Secured Party a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with such Secured Party; provided, however, that any such appropriation and application shall be subject to the provisions of Section 4.8. Each Secured Party agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Secured Party; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Secured Party under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Secured Party may have.

         Section 4.10 Replacement of Lenders. If any Lender (an "Affected Lender") (x) makes a demand upon the Borrower for (or if the Borrower is otherwise required to pay) amounts pursuant to Section 4.3, 4.5 or 4.6 (and the payment of such amounts are more onerous in the reasonable judgment of the Borrower than with respect to the other Lenders), or gives notice pursuant to
Section 4.1 requiring a conversion of such Affected Lender's Eurodollar Rate Loans to Base Rate Loans or suspending such Lender's obligation to make Loans as, or to convert Loans into, Eurodollar Rate Loans, or (y) is then subject to a Lender Default, the Borrower may, within 30 days of receipt by the Borrower of such demand or notice, as the case may be, give notice (a "Replacement Notice") in writing to the Administrative Agent and such Affected Lender of its intention to replace such Affected Lender with a financial institution or other Person (a "Replacement Lender") designated in such Replacement Notice; provided, however, that no Replacement Notice may be given by the Borrower and no such replacement may occur if (i) such replacement conflicts or would conflict with any applicable law or regulation, (ii) unless the Administrative Agent otherwise consents, any Event of Default shall have occurred and be continuing at the time of the giving of such notice or the time of such replacement or (iii) prior to the giving of such notice or the time of any such replacement, such Lender, in the Borrower's reasonable judgment, shall have taken any necessary action under
Section 4.3, 4.5 or 4.6 (if applicable) so as to eliminate the continued need for payment of amounts owing pursuant to Section 4.3, 4.5 or 4.6 or shall have cured the failure or other event that resulted in any relevant Lender Default. If the Administrative Agent shall, in the exercise of its reasonable discretion and within five Business Days of its receipt of such Replacement Notice, notify the Borrower and such Affected Lender in writing that the Replacement Lender is satisfactory to the Administrative Agent (such consent not being required where the Replacement Lender is already a Lender), then such Affected Lender shall, subject to the payment of any amounts due to the Affected Lender pursuant to Section 4.4, assign, in accordance with Section 10.11.1, all of its Commitments, Loans, Notes (if any) and other rights and obligations under this Agreement and all other Loan Documents (including Reimbursement Obligations, if applicable) to such Replacement Lender; provided, however, that
(i) such assignment shall be without recourse, representation or warranty and shall be on terms and conditions reasonably satisfactory to such Affected Lender and such Replacement Lender, (ii) the purchase price paid by such Replacement Lender shall be in the amount of such Affected Lender's Loans and its Percentage of outstanding Reimbursement Obligations, together with all accrued and unpaid interest and fees in respect thereof, plus all other amounts (including the amounts demanded and unreimbursed under Sections 4.3, 4.5 and 4.6), owing to such Affected Lender hereunder and (iii) the Borrower shall pay to the Affected Lender and the Administrative Agent to the extent so requested all reasonable out-of-pocket expenses incurred by the Affected Lender and the Administrative Agent in connection with such assignment and assumption (including the processing fees described in Section 10.11.1). Upon the effective date of an assignment described above, the Replacement Lender shall become a "Lender" for all purposes under this Agreement and the other Loan Documents.

         Section 4.11 Change of Lending Office. Each Lender agrees that if it makes any demand for payment under Sections 4.3, 4.4, 4.5 or 4.6, or if any introduction or change of the type described in Section 4.1 shall occur with respect to it, it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to designate a different lending office if the making of such a designation would reduce or obviate the need for the Borrower to make payments under Section 4.3, 4.4, 4.5 or 4.6, or would eliminate or reduce the effect of any introduction or change described in Section 4.1.

                                   ARTICLE V
                         CONDITIONS TO CREDIT EXTENSIONS

         Section 5.1 Effective Date. The effectiveness of this Agreement shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 5.1.

                  5.1.1 Resolutions, etc. The Administrative Agent shall have received from each Obligor, as applicable, (i) a copy of a good standing certificate, dated a date reasonably close to the Effective Date, for each such Person and (ii) a certificate, dated the Effective Date, duly executed and delivered by such Person's Secretary or Assistant Secretary, managing member or general partner, as applicable, as to

                      (a) resolutions of each such Person's Board of Directors (or other managing body, in the case of other than a corporation) then in full force and effect authorizing, to the extent relevant, all aspects of the Transactions applicable to such Person and the execution, delivery and performance of each Loan Document to be executed by such Person and the transactions contemplated hereby and thereby;

                      (b) the incumbency and signatures of those of its officers, managing member or general partner, as applicable, authorized to act with respect to each Loan Document to be executed by such Person (each, an "Authorized Officer"); and

                      (c) the full force and validity of each Organic Document of such Person and copies thereof;

upon which certificates each Secured Party may conclusively rely until it shall have received a further certificate of the Secretary, Assistant Secretary, managing member or general partner, as applicable, of any such Person canceling or amending the prior certificate of such Person.

                  5.1.2 Transactions Consummated. (a) The Dividend Payments, the Contributions and the Mergers, shall have been duly approved by the Board of Directors and (if required by applicable law) the shareholders and/or any other organizational bodies of the parties thereto, and all Reorganization Documents shall have been duly executed and delivered by the parties thereto and shall be in full force and effect. The structure and all terms of the Dividend Payments, the Contribution and the Mergers and all Reorganization Documents shall be reasonably satisfactory in form and substance to the Administrative Agent. Each material condition precedent to the obligations of each Person party to the Reorganization Agreement to consummate the Mergers as set forth in the Reorganization Documents shall have been satisfied to the reasonable satisfaction of the Administrative Agent or waived with the consent of the Administrative Agent, and the Dividend Payments, the Contributions and the Mergers shall have been consummated in accordance with the Delaware General Corporation Law and the Delaware Limited Liability Company Act in all material respects and all other material requirements of applicable law (including the filing of the Certificates of Merger with the Secretary of State of the State of Delaware with respect to the First Step Merger and the Second Step Merger) and with the Reorganization Documents (without giving effect to any material amendment, modification or waiver with respect thereto unless consented to by the Administrative Agent).

                      (b) The Borrower shall have received gross cash proceeds in an aggregate amount of not less than $100,000,000 from the IPO. All terms and conditions (and the documentation) in connection with the IPO shall be reasonably satisfactory to the Administrative Agent.

                      (c) The structure and all terms of the Sub Debt Prepayment and all Sub Debt Prepayment Documents (including an amendment to the Subordinated Loan Agreement in form and substance reasonably satisfactory to the Administrative Agent) shall be reasonably satisfactory in form and substance to the Administrative Agent. The Borrower shall have consummated the Sub Debt Prepayment pursuant to the terms of the Sub Debt Prepayment Documents (without giving effect to any amendment, modification or waiver with respect thereto unless consented to by the Administrative Agent). In the event that the gross cash proceeds from the IPO on the Effective Date exceed $105,000,000, the Borrower may, in its discretion, increase the amount of Subordinated Loans to be redeemed pursuant to the Sub Debt Prepayment by an amount equal to the lesser of $20,000,000 and the amount of such excess (rounded to the nearest multiple of $1,000,000), together with premium in an aggregate amount reasonably satisfactory to the Administrative Agent.

                      (d) The Borrower shall have made the Prepayment in accordance with the terms of the Existing Credit Agreement and the AAR Agreement, including the payment of all accrued and unpaid interest and fees and any breakage costs pursuant to Section 4.4 of the Existing Credit Agreement.

                      (e) The fees and expenses incurred by the Borrower and its Subsidiaries, with respect to the Transactions shall not exceed $18,500,000.

                  5.1.3 Revolving Loans; Cash on Hand. After giving effect to the Transactions, the Borrower shall not have outstanding Revolving Loans or Swing Line Loans in excess of $20,000,000 in the aggregate.

                  5.1.4 Closing Date Certificate. The Administrative Agent shall have received the Borrower Closing Date Certificate, dated the Effective Date and duly executed and delivered by an Authorized Officer of the Borrower, in which certificate the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of the Borrower as of such date, and, at the time such certificate is delivered, such statements shall in fact be true and correct in all material respects. All material documents and agreements required to be appended to the Borrower Closing Date Certificate shall be in form and substance reasonably satisfactory to the Administrative Agent.

                  5.1.5 Delivery of Notes. The Administrative Agent shall have received, for the account of each Lender, such Lender's Note or Notes duly executed and delivered by an Authorized Officer of the Borrower.

                  5.1.6 Payment of Outstanding Indebtedness, etc. On the Effective Date and after giving effect to the IPO, neither the Borrower nor any of its Subsidiaries shall have any existing Indebtedness other than (i) the Loan Obligations, (ii) existing Subordinated Debt in an aggregate principal amount not exceeding $45,000,000 and (iii) other indebtedness existing prior to giving effect to the Transactions incurred in accordance with the Existing Credit Agreement which is not being repaid in connection with the Transactions or which is reasonably satisfactory to the Administrative Agent.

                  5.1.7 Effective Date Fees, Expenses, etc. The Administrative Agent shall have received for its account, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable in accordance with the Agent's Fee Letter and pursuant to Section 3.3 and, to the extent invoiced,
Section 10.3.

                  5.1.8 Financial Information, Material Adverse Change. (a) The Administrative Agent shall have received, with counterparts for each Lender, and be reasonably satisfied with the form and scope (which shall be consistent with the financial statements previously delivered to the Administrative Agent) of

                            (i) unaudited consolidated financial statements of
                      GEEG and its Subsidiaries, including balance sheets and income and cash flow statements, as of the end of and for each of the first three Fiscal Months in 2001 certified as complete and correct by the chief financial or accounting Authorized Officer of the Borrower;


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

                            (ii) consolidated pro forma balance sheet of the
                      Borrower, as of the end of the most recently available Fiscal Month of the Borrower occurring prior to the Effective Date, certified by the chief financial or accounting Authorized Officer of the Borrower, giving effect to the consummation of the Transactions and the other transactions contemplated by this Agreement and the Transaction Documents to be consummated on the Effective Date and reflecting estimated transaction related accounting adjustments and the proposed corporate and capital structures of the Borrower and its Subsidiaries, prepared in accordance in all material respects with Regulation S-X; and

                            (iii) projected financial statements (including
                      balance sheets and statements of operations, stockholders' equity and cash flows) of the Borrower and its Subsidiaries for the five-year period following the Effective Date, in form and substance reasonably satisfactory to the Administrative Agent (the "Projections").

                      (b) Since December 31, 2000, nothing shall have occurred which is reasonably likely to have a material adverse effect on the rights or remedies of the Lenders or the Administrative Agent, or on the ability of the Borrower and its Subsidiaries to perform their obligations to the Lenders or which is reasonably likely to constitute or give rise to any material adverse change in the business, operations, prospects or financial condition of the Borrower and its Subsidiaries taken as a whole.

                  5.1.9 Opinions of Counsel. The Administrative Agent shall have received opinions, dated the Closing Date and addressed to the Administrative Agent and all Lenders, from:

                      (a) White & Case LLP, counsel to the Obligors, in form and substance reasonably satisfactory to the Administrative Agent; and

                      (b) such opinions of local counsel to the Obligors as may be reasonably requested by the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent.

                  5.1.10 Filing Agent, etc. All UCC financing statements (Form UCC-1) or other similar financing statements and UCC amendment statements (Form UCC-3) (collectively, the "Filing Statements") required to be delivered on the Effective Date pursuant to the Credit Documents shall have been delivered to CT Corporation System or another similar filing service company acceptable to the Administrative Agent (the "Filing Agent"). The Filing Agent shall have acknowledged in a writing satisfactory to the Administrative Agent (i) the Filing Agent's receipt of all Filing Statements, (ii) that the Filing Statements have either been submitted for filing in the appropriate filing offices or will be submitted for filing in the appropriate offices within ten days following the Effective Date and (iii) that the Filing Agent will notify the Administrative Agent of the results of such submissions within 30 days following the Effective Date.


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

                  5.1.11 Solvency Certificate. The Administrative Agent shall have received, with counterparts for each Lender, a certificate duly executed and delivered by the chief financial Authorized Officer of the Borrower, dated the Effective Date, in the form of Exhibit I attached hereto.

                  5.1.12 Security and Pledge Agreements. The Administrative Agent shall have received, with counterparts for each Lender, each Security and Pledge Agreement, dated as of the Effective Date and duly executed and delivered by an Authorized Officer of the Borrower and each Subsidiary Guarantor, as applicable, together with

                      (a) certificates evidencing all of the issued and outstanding Capital Stock pledged pursuant to the applicable Security and Pledge Agreement, which certificates in each case shall be accompanied by undated instruments of transfer duly executed in blank, or, if any such shares of Capital Stock pledged pursuant to such Security and Pledge Agreement are uncertificated securities, the Administrative Agent shall have obtained "control" (as defined in the UCC) over such shares of Capital Stock) and such other instruments and documents as may be necessary under applicable law, in the reasonable opinion of the Administrative Agent, to perfect the first priority security interest of the Administrative Agent in such shares of Capital Stock; provided, however, that (i) no more than 65% of the shares of Capital Stock held by the Borrower or a Subsidiary of the Borrower of a Foreign Subsidiary will be required to be pledged and (ii) no shares of Capital Stock of any Foreign Subsidiary held by another Foreign Subsidiary will be required to be pledged to the Administrative Agent;

                      (b) all Intercompany Notes, if any, pledged pursuant to the Security and Pledge Agreement;

                      (c) executed copies of Filing Statements naming each such Obligor as a debtor and the Administrative Agent as the secured party, or other similar instruments or documents to be filed under the Uniform Commercial Code of all jurisdictions, as the Administrative Agent may reasonably require to perfect the security interests (or maintain the perfected security interests) of the Administrative Agent pursuant to the Security and Pledge Agreement;

The Administrative Agent shall be satisfied that (i) the Lien granted to the Administrative Agent, for the benefit of the Secured Parties in the collateral described above is a first priority (or local equivalent thereof) security interest subject only to Liens permitted pursuant to Section 7.2.3; and (ii) no Lien exists on any of the collateral described above other than the Lien created in favor of the Administrative Agent, for the benefit of the Secured Parties, pursuant to a Loan Document and Liens permitted pursuant to Section 7.2.3.

                  5.1.13 Foreign Pledge Agreements. All Foreign Pledge Agreements (if any), or amendments thereto, shall have been duly executed and delivered by all parties thereto and shall remain in full force and effect, and all Liens granted to the Administrative Agent thereunder shall be duly perfected to provide the Administrative Agent with a security interest in and Lien on all collateral granted thereunder free and clear of other Liens, except to the extent consented to by the Administrative Agent.


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

                  5.1.14 Patent Security Agreement, Copyright Security Agreement and Trademark Security Agreement. The Administrative Agent shall have received the Patent Security Agreement, the Copyright Security Agreement and the Trademark Security Agreement, as applicable, each dated as of the Effective Date, duly executed and delivered by an Authorized Officer of each Obligor that has delivered a Security and Pledge Agreement.

                  5.1.15 Mortgage Amendments. Amendments to all existing Mortgages shall have been duly executed and delivered by all parties thereto, and all Liens granted to the Administrative Agent thereunder shall remain in full force and effect, and all Liens granted to the Administrative Agent thereunder shall be duly perfected to provide the Administrative Agent with a security interest in and Lien on all collateral granted thereunder free and clear of other Liens, except to the extent consented to by the Administrative Agent.

                  5.1.16 Perfection Certificate. The Administrative Agent shall have received updated Perfection Certificates, dated as of the Effective Date, duly executed and delivered by an Authorized Officer of each Obligor that is a party to a Security and Pledge Agreement.

                  5.1.17 Insurance. The Administrative Agent shall have received insurance certificates, from one or more insurance companies reasonably satisfactory to the Administrative Agent, evidencing coverage required to be maintained pursuant to the Loan Documents.

                  5.1.18 Litigation. There shall exist no pending or threatened action, suit, inquiry, investigation, litigation or proceeding pending or threatened in any court or before any arbitrator or governmental instrumentality
(a) with respect to the Transactions (other than an action with respect to the IPO that is not reasonably likely to have a material adverse effect on the IPO) or the legality or validity of any Loan Document or any Material Document or (b) could reasonably be expected to have a Material Adverse Effect. There shall not exist any judgment, order, injunction or other restraint prohibiting or imposing materially adverse conditions upon the Transactions or the related financing.

                  5.1.19 Approvals. All material governmental, shareholder and third party consents and approvals necessary in connection with the consummation of the Transactions, and the related financings and other transactions contemplated hereby shall have been duly obtained and all applicable waiting periods shall have expired without any action being taken by any competent authority that could restrain, prevent or impose any materially adverse conditions on the Transactions or the continued operations of the Borrower or any of its Subsidiaries. After giving effect to the Transactions, the financings incurred in connection therewith and the other transactions contemplated hereby, there shall be no conflict with, or default under, any material agreement of the Borrower and its Subsidiaries (including the Transaction Documents).

         Section 5.2 All Credit Extensions. The obligation of each Lender and the Issuer to make any Credit Extension (including the initial Credit Extension) shall be subject to, and the satisfaction of, each of the conditions precedent set forth below.

                  5.2.1 Compliance with Warranties, No Default, etc. At the time of each Credit Extension and after giving effect thereto:

                      (a) the representations and warranties set forth in each Loan Document shall, in each case, be true and correct in all material respects with the same


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
        effect as if then made (unless stated to relate to a specified earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and

                      (b) no Default shall have then occurred and be continuing.

                  5.2.2 Credit Extension Request, etc. Subject to Section 2.3.2, the Administrative Agent shall have received a Borrowing Request if Loans are being requested, or an Issuance Request if a Letter of Credit is being requested or extended. Each of the delivery of a Borrowing Request or Issuance Request and the acceptance by the Borrower of the proceeds of such Credit Extension shall constitute a representation and warranty by the Borrower that on the date of such Credit Extension (both immediately before and after giving effect to such Credit Extension and the application of the proceeds thereof) the statements made in Section 5.2.1 are true and correct in all material respects.

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Secured Parties to enter into this Agreement and to make Credit Extensions hereunder, the Borrower makes the following representations, warranties and agreements as of the Effective Date (both before and after giving effect to the Credit Extensions occurring on such date and after giving effect to the Transactions, and all references to the Secured Parties herein and elsewhere in this Agreement, shall, unless otherwise specifically indicated, be references to the Secured Parties after giving effect to the Transactions) and as of the date of each Credit Extension, which representations, warranties and agreements shall survive the execution and delivery of this Agreement and the Notes and the occurrence of each Credit Extension (with the occurrence of each Credit Extension being deemed to constitute a representation and warranty that the matters specified in this
Article VI are true and correct in all material respects on and as of the date of such Credit Extension unless, in the case of a Credit Extension subsequent to the Closing Date, such representations and warranties are stated to relate to a specific earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

         Section 6.1 Organization, etc. The Borrower and each Subsidiary of the Borrower (i) is validly organized and existing and in good standing under the laws of the state or jurisdiction of its incorporation or organization, (ii) is duly qualified to do business and is in good standing as a foreign entity in each jurisdiction where the nature of its business requires such qualification and where the failure to be so qualified could reasonably be expected to have a Material Adverse Effect) and (iii) has full corporate, partnership or limited liability company power and authority, as the case may be, to own and hold under lease its property and to conduct its business substantially as currently conducted by it.

         Section 6.2 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by each Obligor of each Loan Document executed or to be executed by it, each such Obligor's participation in the consummation of all aspects of the Transactions, and the execution, delivery and performance by such Obligor of the agreements executed and delivered by it in connection with the Transactions are in each case within each such Person's corporate, partnership or limited liability company powers, as the case may be, have been duly authorized


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
by all necessary corporate, partnership or limited liability company action, as the case may be, and do not

                      (a) contravene any (i) Obligor's Organic Documents, (ii) material contractual restriction binding on or affecting any Obligor,
         (iii) court decree or order binding on or affecting any Obligor or (iv) material law or governmental regulation binding on or affecting any Obligor; or

                      (b) result in, or require the creation or imposition of, any Lien on any Obligor's properties (except as permitted by this Agreement).

         Section 6.3 Government Approval, Regulation, etc. No material authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person (other than those that have been, or on the Effective Date, will be, or, in the case of Filing Statements delivered on the Effective Date, will be within 10 days of the Effective Date, duly obtained or made and which are, or on the Effective Date will be, or, in the case of Filing Statements delivered on the Effective Date, will be within 10 days of the Effective Date, in full force and effect) is required for (a) the due execution, delivery or performance by any Obligor of any Loan Document to which it is a party or (b) the due execution, delivery and/or performance by any Obligor of the Transaction Documents to which each is a party, or (c) the conduct of the business of the Borrower and its Subsidiaries as currently conducted following the Closing Date. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         Section 6.4 Validity, etc. Each Loan Document and the Transaction Documents to which each Obligor is a party constitute, or will, on the due execution and delivery thereof by such Obligor, constitute, the legal, valid and binding obligations of such Obligor, enforceable against it in accordance with their respective terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by principles of equity).

         Section 6.5 Financial Information.

                      (a) The financial statements furnished to the Administrative Agent and each Lender pursuant to Section 5.1.8(a)(i) and Section 7.1.1(b) of the Existing Credit Agreement have been prepared in accordance with GAAP consistently applied, and present fairly in all material respects the consolidated financial condition of the Persons and/or businesses covered thereby as at the dates thereof and the results of their operations for the periods then ended.

                      (b) The pro forma balance sheets furnished to the Administrative Agent and each Lender pursuant to Section 5.1.8(a)(ii) fairly presents in all material respects the pro forma estimated financial condition of the Borrower as of such date giving effect to the Transactions.


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

                      (c) The Projections were prepared by the Borrower in good faith on the basis of information and assumptions that the Borrower and its senior management believed to be reasonable as of the date of the Projections (it being understood that projections are not to be viewed as facts and that actual results during the period covered by the Projections may differ from projected results and such differences may be material).

                      (d) All balance sheets, all statements of operations, shareholders' equity and cash flow and all other financial information relating to the Borrower furnished pursuant to Section 7.1.1 have been and will for periods following the Effective Date be prepared in accordance with GAAP consistently applied, and present fairly in all material respects the consolidated financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended.

         Section 6.6 No Material Adverse Change. There has been no material adverse change in the business, operations, financial condition or prospects of the Borrower and its Subsidiaries, taken as a whole, since December 31, 2000.

         Section 6.7 Litigation. There is no pending or, to the knowledge of the Borrower, threatened litigation, action or proceeding

                      (a) affecting the Borrower or any of its Subsidiaries or any of their respective properties, businesses, assets or revenues, which could reasonably be expected to have a Material Adverse Effect; or

                      (b) which purports to affect the legality, validity or enforceability of any Loan Document, any Material Document (other than the Subordinated Debt Documents) or the Transactions.

         Section 6.8 Labor Matters. There is no labor strike, work stoppage, lockout or other work action or other labor controversy, and no such dispute or controversy is actually pending or, to the Borrower's or any of its Subsidiaries' knowledge, threatened against or affecting the Borrower of any of its Subsidiaries that has had or could reasonably be expected to have a Material Adverse Effect.

         Section 6.9 Subsidiaries. The Borrower has no Subsidiaries, except those Subsidiaries

                      (a) which are identified in Item 6.9 of the Disclosure Schedule; or

                      (b) which are permitted to have been organized or acquired in accordance with the terms of this Agreement.

Item 6.9 of the Disclosure Schedule (a) lists, with respect to each Subsidiary,
(i) the state or jurisdiction of such Subsidiary's incorporation or organization and (ii) the percentage of shares of the Capital Stock of such Subsidiary owned by the Borrower or another Subsidiary, (b) identifies each Subsidiary which is a Foreign Subsidiary and (c) identifies each Subsidiary which is a Non-Material Subsidiary.


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

         Section 6.10 Ownership of Properties. The Borrower and each Subsidiary of the Borrower maintains (a) in the case of owned real property, good and marketable fee title to, (b) in the case of material owned personal property, good and valid title to, or (c) in the case of material leased real or personal property, valid and enforceable leasehold interests (as the case may be) in, all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever, free and clear in each case of all Liens or claims, except for Liens permitted pursuant to Section 7.2.3. Item 6.10 of the Disclosure Schedule contains a complete and accurate description, by owner/lessor and location (by street address) of all owned and/or leased real properties as of the Effective Date (as supplemented from time to time with information provided by the Borrower in the Compliance Certificate delivered by the Borrower to the Administrative Agent pursuant to clause (c) of Section 7.1.1; provided, that
Item 6.10 shall not be required to be supplemented at any time other than such times as the Compliance Certificate is delivered or required to be delivered hereunder.

         Section 6.11 Taxes. Except as disclosed in Item 6.11 of the Disclosure Schedule, each of Holdings, GEEG, the Borrower and each of their respective Subsidiaries has filed all material Tax returns and reports required by law to have been filed by it, has withheld all material Taxes that were required to be withheld in respect of compensation or other amounts paid to any employee or independent contractor (or, in the case of independent contractors, Holdings, GEEG, the Borrower or the relevant Subsidiary has the right to indemnification with respect thereto) and has paid all material Taxes and governmental charges thereby shown or required to be due and owing, except any such Taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

         Section 6.12 Pension and Welfare Plans. During the twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement and prior to the date of any Credit Extension hereunder, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA, that could (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect. No condition exists or event or transaction has occurred with respect to any Pension Plan which could reasonably be expected to result in the incurrence by the Borrower or any member of the Controlled Group of any material liability, fine or penalty, that could (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Subtitle B of Title I of ERISA, which could reasonably be expected to result in a Material Adverse Effect.

         Section 6.13 Environmental Warranties. The Borrower represents and warrants that:

                      (a) all facilities and property (including underlying groundwater) owned or leased by the Borrower or any of its Subsidiaries have been, and continue to be, owned or leased by the Borrower and its Subsidiaries in material compliance with all Environmental Laws;

                      (b) there have been no past, and there are no pending or threatened () claims, complaints, notices or requests for information received by the Borrower or any of its Subsidiaries with respect to any alleged violation of any Environmental Law, or (ii) complaints, notices or inquiries to the Borrower or any of its Subsidiaries regarding potential liability under any Environmental Law, that could (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect;

                      (c) there have been no Releases of Hazardous Materials at, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries that could (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect;

                      (d) the Borrower and its Subsidiaries (i) have been issued all permits, certificates, approvals, licenses and other authorizations relating to environmental matters necessary for their business (except to the extent the failure to have such permits, certificates, approvals, licenses or authorizations so issued could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect) and (ii) are in material compliance therewith;

                      (e) no property now or previously owned or leased by the Borrower or any of its Subsidiaries is listed or proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up;

                      (f) there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries that could (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect;

                      (g) neither the Borrower nor any of its Subsidiaries has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to material claims against the Borrower or such Subsidiary for any remedial work, damage to natural resources or personal injury, including claims under CERCLA, which could (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect;

                      (h) there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned or leased by the Borrower or any of its Subsidiaries that could (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect; and

                      (i) no conditions exist at, on or under any property now or previously owned or leased by Holdings, GEEG or the Borrower or any of its Subsidiaries that could, with the passage of time, or the giving of notice or both, reasonably be expected (individually or in the aggregate) to have a Material Adverse Effect under any Environmental Law.

         Section 6.14 Accuracy of Information. None of the factual information (which shall not for purposes of this Section 6.14 include the Projections) heretofore or contemporaneously


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

furnished in writing to any Secured Party by or on behalf of any Obligor in connection with any Loan Document or any transaction contemplated hereby (including the Transactions), taken as a whole, contains any untrue statements of material fact, or omits to state any material facts necessary in either case to make such information taken as a whole not materially misleading in light of the circumstances under which such information was provided, and no other factual information hereafter furnished in connection with any Loan Document by or on behalf of any Obligor to any Secured Party will contain any untrue statements of material fact or will omit to state any material facts in either case necessary to make such information taken as a whole not materially misleading on the date as of which such information is dated or certified in light of the circumstances under which such information was provided.

         Section 6.15 Regulations U and X. Neither the Borrower nor any of its Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Credit Extensions will be used to purchase or carry margin stock or otherwise for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation U or Regulation
X. Terms for which meanings are provided in F.R.S. Board Regulation U or Regulation X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

         Section 6.16 Status of Obligations as Senior Indebtedness, etc. The subordination provisions relating to the Subordinated Debt (including the subordination provisions set forth in the Subordinated Loan Agreement) are enforceable against the holders of the applicable Subordinated Debt by the holder of any "Senior Indebtedness" or similar term referring to the Obligations (as defined in the applicable Subordinated Debt Documents). All Obligations, including those to pay principal of and interest (including interest accruing subsequent to the filing of, or which would have accrued but for the filing of, a petition for bankruptcy, reorganization or similar proceeding, whether or not allowed as a claim under such proceeding) on the Loans and Reimbursement Obligations, and fees and expenses in connection therewith, constitute "Senior Indebtedness" or similar term relating to the Obligations (as defined in the applicable Subordinated Debt Documents) and all such Obligations are entitled to the benefits of the subordination created by such Subordinated Debt Documents. The Borrower acknowledges that the Administrative Agent, each Lender and the Issuer is entering into this Agreement and is extending its Commitments in reliance upon the subordination provisions of the Subordinated Debt Documents.

         Section 6.17 Solvency. After giving effect to each Credit Extension hereunder, the Borrower and each Subsidiary Guarantor is Solvent.

         Section 6.18 Other Representations and Warranties. All representations and warranties made by Holdings, GEEG, the Borrower or to the best knowledge of the Borrower, made by each other party to a Transaction Document, under such Transaction Document and all representations and warranties made by the Borrower under the Subordinated Debt Documents relating to the Subordinated Loans are, in each case, true and correct in all material respects as of the Effective Date (except to the extent any such representation and warranty is stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and no material default has occurred and is continuing under any such Transaction Document.


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

                                  ARTICLE VII
                                   COVENANTS


         Section 7.1 Affirmative Covenants. The Borrower agrees with each Secured Party hereto that, until the Termination Date has occurred, the Borrower will perform, or cause to be performed, the obligations set forth below.

                  7.1.1 Financial Information, Reports, Notices, etc. The Borrower will furnish, or cause to be furnished, to the Administrative Agent copies of the following financial statements, reports, notices and information:

                      (a) as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, the unaudited consolidated and consolidating (by operating segment) balance sheets of the Borrower and consolidated balance sheets of each operating segment of the Borrower, in each case, as of the end of such Fiscal Quarter and consolidated and consolidating (by operating segment) statements of income and cash flow of the Borrower and consolidated statements of income and cash flow of each operating segment of the Borrower, in each case, for such Fiscal Quarter and for the elapsed portion of the Fiscal Year ended with the end of such Fiscal Quarter, and including (in each case), in comparative form the figures for the corresponding Fiscal Quarter in, and year to date portion of, the immediately preceding Fiscal Year and comparable budgeted figures for such period, certified by the chief financial or accounting Authorized Officer of the Borrower, that they fairly present in all material respects in accordance with GAAP the financial condition of the Borrower, as of the date indicated and the results of its operations and changes in its respective cash flows for the periods indicated, subject to normal year-end audit adjustments and the absence of footnotes;

                      (b) as soon as available and in any event within 90 days after the end of each Fiscal Year, a copy of the consolidated and consolidating (by operating segment) balance sheets of the Borrower and the consolidated balance sheets of each operating segment of the Borrower, and the related consolidated and consolidating statements (by operating segment) of income and cash flow of the Borrower and consolidated statements of income and cash flow of each operating segment of the Borrower, in each case, for such Fiscal Year, setting forth in comparative form the figures for the immediately preceding Fiscal Year and comparable budgeted figures for such period and, in the case of such consolidated balance sheets and statements of income and cash flow of the Borrower, in each case audited (without any Impermissible Qualification) by a "Big Five" accounting firm or other independent public accountants reasonably acceptable to the Administrative Agent, which shall include a statement that, in performing the examination necessary to deliver the audited financial statements of the Borrower, no knowledge was obtained of any Event of Default and, in the case of such consolidating balance sheets and statements of income and cash flow, certified by the chief financial or accounting Authorized Officer of the Borrower, that they fairly present in all material respects in accordance with GAAP the financial condition of the Borrower, as the case may be, as of the date indicated and the results of its operations and changes in its respective cash flows for the periods indicated;


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

                      (c) concurrently with the delivery of the financial information pursuant to clauses (a) and (b), a Compliance Certificate, executed by the chief financial or accounting Authorized Officer of the Borrower, showing compliance with the financial covenants set forth in
         Section 7.2.4 and stating that no Default has occurred and is continuing (or, if a Default has occurred, specifying the details of such Default and the action that the applicable Obligor has taken or proposes to take with respect thereto);

                      (d) as soon as available and in any event within 60 days after the end of each Fiscal Year, capital and operating budgets for the Borrower in form and scope customarily prepared by management for its internal use and consistent with past practice prepared by the Borrower (and approved by the Board of Directors of the Borrower) for each Fiscal Month of the succeeding Fiscal Year prepared in reasonable detail with discussion of the principal assumptions upon which such budgets are based;

                      (e) as soon as possible and in any event within three Business Days after any officer of the Borrower obtains knowledge of the occurrence of a Default, a statement of an Authorized Officer of the Borrower setting forth details of such Default and the action which such Obligor has taken and proposes to take with respect thereto;

                      (f) as soon as possible and in any event within three Business Days after any officer of the Borrower obtains knowledge of the commencement of any litigation, action, proceeding or labor controversy or of an adverse development in any existing litigation, action, proceeding or labor controversy which could reasonably be expected to have a Material Adverse Effect, notice thereof and, to the extent the Administrative Agent requests, copies of all material documentation relating thereto;

                      (g) promptly after the sending or filing thereof, copies of all reports, notices, prospectuses and registration statements which any Obligor files with the SEC or any national securities exchange;

                      (h) as soon as possible and in any event within three Business Days of any officer of the Borrower becoming aware of any of the following which, individually or in the aggregate, could reasonably be expected to result in liabilities in excess of $5,000,000 or a Material Adverse Effect: (i) the institution of any steps by any Person to terminate any Pension Plan, (ii) the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA, (iii) the taking of any action with respect to a Pension Plan which could result in the requirement that any Obligor furnish a bond or other security to the PBGC or such Pension Plan, or (iv) the occurrence of any event with respect to any Pension Plan which could result in the incurrence by any Obligor of any liability, fine or penalty, notice thereof and copies of all documentation relating thereto;

                      (i) promptly upon receipt thereof, copies of all final "management letters" submitted to any Obligor by the independent public accountants referred to in clause (b) in connection with each audit made by such accountants;


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

                      (j) promptly following the mailing or receipt of any notice or report delivered under the terms of any Subordinated Debt with respect to a breach or default thereunder, copies of such notice or report;

                      (k) to the extent required to disclose information not previously disclosed pursuant to the Loan Documents concurrently with the delivery of the financial information pursuant to clause(b), an updated Perfection Certificate for each Obligor, executed by an Authorized Officer of such Obligor; and

                      (l) such other financial and other information as the Required Lenders or the Administrative Agent may from time to time reasonably request.

                  7.1.2 Maintenance of Existence; Compliance with Laws, etc. The Borrower will:

                      (a) preserve and maintain (i) its legal existence and (ii) its qualification as a foreign corporation in each jurisdiction where the nature of its business or the location of its assets requires it to be so qualified, except to the extent the failure to be so qualified would not result in a Material Adverse Effect;

                      (b) cause each of its Subsidiaries to, except as otherwise permitted by Section 7.2.10, preserve and maintain its legal existence and qualification as a foreign entity in each jurisdiction where the nature of the business or the location of its assets requires it to be so qualified, except to the extent the failure to be so qualified would not result in a Material Adverse Effect; and

                      (c) comply in all material respects with all applicable laws, rules, regulations and orders, including the payment (before the same become delinquent) of all material taxes, assessments and governmental charges imposed upon the Borrower or any of its Subsidiaries or upon their property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on the books of the Borrower or any such Subsidiary, as applicable.

                  7.1.3 Maintenance of Properties. The Borrower will, and will cause each of its Subsidiaries to, maintain, preserve, protect and keep its and their respective material properties in good repair, working order and condition (ordinary wear and tear excepted), and make necessary repairs, renewals and replacements to the extent necessary to operate the business carried on by the Borrower and its Subsidiaries as it is currently conducted, unless the Borrower or any such Subsidiary determines in good faith that the continued maintenance of such property is no longer economically desirable.

                  7.1.4 Insurance. The Borrower will, and will cause each of its Subsidiaries to, maintain insurance with financially sound and reputable insurance companies, and with respect to property and risks of a character usually maintained by Persons of comparable size engaged in the same or similar business and similarly situated, against loss, damage and liability of the kinds and in the amounts customarily maintained by such Persons. In any event, unless otherwise agreed by the Administrative Agent, insurance will be maintained in at least such amounts and against at least such risks as are set forth in Item
7.1.4 of the Disclosure Schedule. The Borrower


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
and its Subsidiaries shall furnish to each Lender, upon written request, full information as to the insurance carried. At any time that insurance at levels described in Item 7.1.4 of the Disclosure Schedule is not being maintained by an Obligor, the Borrower will notify the Agents in writing within two (2) Business Days thereof and, if thereafter notified by the Required Lenders to do so, such Obligor, as the case may be, shall obtain insurance at such levels at least equal to those set forth in Item 7.1.4 of the Disclosure Schedule. The provisions of this Section 7.1.4 shall be deemed to be supplemental to, but not duplicative of, the provisions of any other Loan Document that requires the maintenance of insurance.

         All such insurance shall be written by financially responsible companies selected by the Borrower and (except for automobile insurance) having an A.M. Best rating of "A" or better and being in a financial size category of VII or larger (or an equivalent rating of any successor publication of a similar nature), or by other companies acceptable to the Administrative Agent. The Borrower shall, and shall cause each of the other Obligors to, keep its property insured in favor of the Administrative Agent, and all policies (including mortgage title insurance policies) or certificates (or certified copies thereof) with respect to such insurance (and any other insurance maintained by the Obligors (other than workers' compensation, employee benefit insurance and directors and officers liability insurance)) (i) shall be endorsed to the Administrative Agent's satisfaction for the benefit of the Administrative Agent and (ii) shall name the Administrative Agent as loss payee (to the extent covering risk of loss or damage to tangible property) and as an additional named insured as its interests may appear (to the extent covering any other risk). Each policy referred to in this Section 7.1.4 shall provide that (i) the respective insurers irrevocably waive any and all rights of subrogation with respect to the Administrative Agent, (ii) it will not be canceled or reduced, or allowed to lapse without renewal, except after not less than 30 days' written notice to the Administrative Agent and (iii) the interests of the Administrative Agent and the Lenders shall not be invalidated by (A) any act or negligence of the Borrower, any of its Subsidiaries or any Person having an interest in any property covered by a Mortgage, (B) occupancy or use of any such property for purposes more hazardous than permitted by such policy or (C) any foreclosure or other proceedings relating to such property. The Borrower will advise the Administrative Agent promptly of any significant policy cancellation (other than any such cancellation in connection with the replacement thereof), reduction or amendment. The Administrative Agent agrees to turn over to the Borrower or relevant Subsidiary any insurance proceeds received by it as loss payee following receipt by the Administrative Agent of written notice from the Borrower or its relevant Subsidiary of its intended use of such proceeds, to the extent such proceeds are not required to be (i) applied at such time to repay Loans or Cash Collateralize Letter of Credit Outstandings or held in an account by the Administrative Agent pursuant to Section 3.1.1 or (ii) held by the Agents pursuant to the terms of any Mortgage or Security and Pledge Agreement.

         On or before the Effective Date, the Borrower will deliver to the Administrative Agent certificates of insurance reasonably satisfactory to the Administrative Agent evidencing the existence of all insurance required to be maintained by the Borrower hereunder setting forth the respective coverages, limits of liability, carrier, policy number and period of coverage. The Borrower will not, and will not permit any of their respective Subsidiaries to, obtain or carry separate insurance concurrent in form or contributing in the event of loss with that required by this Section 7.1.4 unless the Administrative Agent is the named insured thereunder, for the benefit of the Secured Parties, with loss payable as provided herein. The Borrower will


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
immediately notify the Administrative Agent whenever any such separate insurance is obtained and shall deliver to the Administrative Agent the certificates evidencing the same.

         Without limiting the obligations of the Borrower and its Subsidiaries under the foregoing provisions of this Section 7.1.4, in the event the Borrower or any of its Subsidiaries, as the case may be, shall fail to maintain in full force and effect insurance as required by the foregoing provisions of this
Section 7.1.4, or if the Borrower or any of its Subsidiaries, as the case may be, shall fail to endorse and deposit all policies or certificates with respect thereto, then the Administrative Agent may (upon notice to the Borrower or its Subsidiary, as the case may be), but shall have no obligation so to do, procure insurance covering the interests of the Lenders and the Administrative Agent in such amounts and against such risks as the Administrative Agent (or the Required Lenders) shall deem reasonably appropriate, and the Borrower or such Subsidiary, as the case may be, shall reimburse the Administrative Agent in respect of any premiums, costs and expenses paid by the Administrative Agent in procuring such insurance to the extent such premiums, costs and expenses do not exceed the premiums, costs and expenses necessary to obtain the insurance required above pursuant to this Section 7.1.4.

                  7.1.5 Bank Meeting; Books and Records. (a) The Required Lenders or the Administrative Agent may request, at their election upon reasonable notice to the Borrower, a bank meeting to be held by the Borrower at a location reasonably determined by the Required Lenders or Administrative Agent, as the case may be; provided that the Borrower shall not be required to hold more than one bank meeting in any Fiscal Year; provided, further, that, if a Default has occurred and is continuing and a bank meeting pursuant to this
Section 7.1.5(a) has theretofore been held in the Fiscal Year in which such Default has occurred, the Required Lenders or the Administrative Agent may request, at their election at reasonable times and intervals upon reasonable notice to the Borrower, a bank meeting by conference telephone.

                      (b) The Borrower will, and will cause each of its Subsidiaries to, keep books and records in accordance with GAAP which accurately reflect in all material respects its business affairs and transactions and permit the Administrative Agent or any Lender or Issuer whose visit is coordinated with the Administrative Agent or any of their respective designated representatives, at reasonable times and intervals upon reasonable notice to the chief financial officer or an Authorized Officer of the Borrower to visit each of such Person's offices, to discuss such Person's financial matters with its officers and employees, and its independent public accountants (and the Borrower hereby authorizes such independent public accountant to so discuss each of such Person's financial matters whether or not any representative of such Person is present) and to examine (and photocopy extracts from) any of such Person's books and records; provided that so long as no Default has occurred and is continuing, no Lender or Issuer shall request more than two visits pursuant to this clause (b) per Fiscal Year; provided, further, that if the bank meeting pursuant to clause
         (a) of this Section 7.1.5 is held in any Fiscal Year, such bank meeting shall constitute one visit by such Lenders or Issuer in such Fiscal Year (whether or not such Lender or Issuer is present at such bank meeting). The Borrower shall pay any fees of its independent public accountant incurred in connection with any consultation pursuant to this Section 7.1.5.

                  7.1.6 Environmental Law Covenant. The Borrower will, and will cause each of its Subsidiaries to,

                      (a) (i) use and operate all of its and their facilities and properties in compliance with all Environmental Laws (except to the extent the failure to so comply could not reasonably be expected to have a Material Adverse Effect), (ii) keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in compliance therewith (except to the extent the failure to so keep or comply could not reasonably be expected to have a Material Adverse Effect), and (iii) handle all Hazardous Materials in compliance with all applicable Environmental Laws (except to the extent the failure to so comply could not reasonably be expected to have a Material Adverse Effect); and

                      (b) promptly notify the Administrative Agent and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties in respect of, or as to compliance with, Environmental Laws, which claims, complaints, notices or inquiries could (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect, and shall promptly resolve, subject to good faith disputes, any material non-compliance with Environmental Laws and keep its property free of any Lien imposed by any Environmental Law.

                  7.1.7 Use of Proceeds. The Borrower will:

                      (a) apply the proceeds of the Loans

                            (i) in the case of the Term A Loans, to partially
                      finance the consummation of the Transaction (as defined in the Existing Credit Agreement) and to pay fees and expenses incurred in connection therewith; and

                            (ii) in the case of Revolving Loans and Swing Line
                      Loans, for post-closing working capital and general corporate purposes of the Borrower and the Subsidiary Guarantors (including working capital adjustments under the Merger Documents); provided that up to $20,000,000 of the Revolving Loans may remain outstanding on the Effective Date.

                      (b) use Letters of Credit only for purposes of supporting working capital and general corporate purposes of the Borrower and its respective Subsidiaries.

                  7.1.8 Mortgages. At the request of the Administrative Agent or the Required Lenders (in their sole discretion), the Borrower and/or each Subsidiary Guarantor shall cause the Administrative Agent and the Secured Parties to have, at all times, a first priority perfected security interest (subject only to Liens permitted hereunder) in all of the fee owned real property located in the United States of the Borrower or the Subsidiary Guarantors, so long as the book value or fair market value of each such property made subject to a Mortgage hereunder exceeds $3,000,000, by executing and delivering Mortgages that may be necessary in the reasonable opinion of the Administrative Agent to create a valid, first priority perfected Lien (subject only to Liens permitted hereunder) against such real property.

                  Should the Administrative Agent or Required Lenders elect to exercise the option described in the immediately preceding paragraph, in connection with the execution and delivery of such Mortgages, the Borrower shall, and shall cause each such Subsidiary Guarantor to:

                      (a) provide evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of each such Mortgage as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable to create a valid, first priority perfected Lien (subject only to Liens permitted hereunder) against the properties purported to be covered thereby;

                      (b) obtain mortgagee's title insurance policies in favor of the Administrative Agent for the benefit of the Secured Parties in amounts and in form and substance and issued by insurers, reasonably satisfactory to the Administrative Agent, with respect to the property purported to be covered by each Mortgage, insuring that title to such property is marketable and that the interests created by each Mortgage constitute valid first Liens thereon free and clear of all material defects and encumbrances other than as permitted hereunder or as otherwise approved by the Administrative Agent, and such policies shall also include a survey reading, and, if required by the Administrative Agent and if available, revolving credit endorsement, comprehensive endorsement, variable rate endorsement, access and utilities endorsements, mechanic's lien endorsement and such other endorsements as the Administrative Agent shall reasonably request and shall be accompanied by evidence of the payment in full of all premiums thereon; and

                      (c) provide such other approvals, opinions, or documents as the Administrative Agent may reasonably request with respect to such real property, including consents and estoppel agreements from landlords, and a reasonably current survey of each property purported to be covered by a Mortgage in form and substance satisfactory to the Administrative Agent and the title insurer; provided that the Borrower and its Subsidiaries shall not be required to use more than commercially reasonable efforts to obtain any such documentation from third parties.

                  7.1.9 Future Subsidiaries. Without limiting the effect of any provision contained herein, upon any Person becoming either a direct or indirect Subsidiary of the Borrower,

                      (a) such Person, if not theretofore a party to the Subsidiary Security and Pledge Agreement and the Subsidiary Guaranty, shall execute and deliver to the Administrative Agent a supplement to each of the Subsidiary Security and Pledge Agreement and the Subsidiary Guaranty for the benefit of the Secured Parties; provided, however, that, in the event that such Subsidiary is a Foreign Subsidiary, such Subsidiary shall not be required to become a guarantor under the Subsidiary Guaranty or execute and deliver a supplement to the Subsidiary Security and Pledge Agreement, provided further, however, that (x) in the event of any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive or guideline of any Governmental Authority that would eliminate the increase in income tax attributable to the Borrower and its Subsidiaries that would result from the execution and delivery of a Subsidiary Guaranty by such Foreign Subsidiary (including with respect to the operation of Section 956 (or any successor provision thereto) of the Code), the Administrative Agent or the Required Lenders may require the execution and delivery by such Foreign Subsidiary (to the extent such Foreign Subsidiary is a Material Subsidiary) of a supplement to each of the Subsidiary Guaranty and the Subsidiary Security and Pledge Agreement and (y) in no event shall a Foreign Subsidiary be required to grant a security interest in its assets and properties except for the Capital Stock of Subsidiaries held by it and required to be pledged to the Administrative Agent pursuant to the immediately succeeding clause (b);

                      (b) the Borrower or, if not the Borrower, the Subsidiary of the Borrower that will own shares of the Capital Stock of such Person (which Subsidiary, if not theretofore a party to the Subsidiary Security and Pledge Agreement, shall, unless such Subsidiary is a Foreign Subsidiary that is not required to be a Subsidiary Guarantor pursuant to the provisos to the immediately preceding clause (a), execute and deliver to the Administrative Agent a supplement to the Subsidiary Security and Pledge Agreement for the purpose of becoming a pledgor thereunder) shall, pursuant to the applicable Security and Pledge Agreement, deliver to the Administrative Agent:

                            (i) certificates evidencing all of the issued and
                      outstanding Capital Stock pledged pursuant to the applicable Security and Pledge Agreement, which certificates in each case shall be accompanied by undated instruments of transfer duly executed in blank, or, if any such shares of Capital Stock pledged pursuant to such Security and Pledge Agreement are uncertificated securities, the Administrative Agent shall have obtained "control" (as defined in the UCC) over such shares of Capital Stock and such other instruments and documents as may be necessary under applicable law, in the reasonable opinion of the Administrative Agent, to perfect the first priority security interest of the Administrative Agent in such shares of Capital Stock; provided, however, that (i) no more than 65% of the shares of Capital Stock held by the Borrower or a Subsidiary of the Borrower of any Foreign Subsidiary that is not required to be a Subsidiary Guarantor pursuant to the provisos to the immediately preceding clause (a) will be required to be pledged and
                      (ii) no shares of Capital Stock of any Foreign Subsidiary held by another Foreign Subsidiary that is not required to be a Subsidiary Guarantor pursuant to the provisos to the immediately preceding clause (a) will be required to be pledged to the Administrative Agent; provided further, however, that, in the event of any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive or guideline of any Governmental Authority that would eliminate the increase in income tax attributable to the Borrower and its Subsidiaries referred to in the immediately preceding subclause (i) and the provisos to the immediately preceding clause (a) (including with respect to the operation of Section 956 (or any successor provision thereto) of the Code), the Administrative Agent or the Required Lenders may require the pledge of more than 65% of such shares of Capital Stock;

                            (ii) all Intercompany Notes, if any, pledged
                      pursuant to the applicable Security and Pledge Agreement;

                            (iii) executed copies of Filing Statements naming
                      such Obligor as a debtor and the Administrative Agent as the secured party, or other similar instruments or documents to be filed under the Uniform Commercial Code of all jurisdictions as may be necessary, in the reasonable opinion of the Administrative Agent, to perfect the security interests of the Administrative Agent pursuant to the applicable Security and Pledge Agreement;

                            (iv) executed copies of proper UCC termination
                      statements (Form UCC-3), if any, necessary to release all Liens and other rights of any Person in any collateral described in the applicable Security and Pledge Agreement previously granted by any Person, except to the extent such Liens are otherwise permitted hereunder; and

                            (v) to the extent requested by the Administrative
                      Agent, certified copies of UCC Requests for Information or Copies (Form UCC-11) or a similar search report listing all effective financing statements which name such Person (under its present name and any previous names under which it has conducted business during the five-year period prior to the Closing Date) as the debtor and which are filed in the jurisdictions in which filings are to be made pursuant to clause (iii) above, together with copies of such financing statements (none of which shall cover any collateral described in any Loan Document, except to the extent such Liens are otherwise permitted hereunder or are being released pursuant to clause (iv) above), together, in each case, with such opinions of legal counsel as the Administrative Agent may reasonably request, which legal opinions shall be in form and substance reasonably satisfactory to the Administrative Agent.

         The Administrative Agent shall be satisfied that the Lien granted to the Administrative Agent, for the benefit of the Secured Parties in the collateral described above is a first priority (or local equivalent thereof) security interest, subject only to Liens permitted pursuant to Section 7.2.3 and no Lien exists on any of the collateral described above other than the Lien created in favor of the Administrative Agent, for the benefit of the Secured Parties, pursuant to a Loan Document, and the other Liens permitted pursuant to
Section 7.2.3.

                  7.1.10 Additional Collateral. Without limiting the provisions of Sections 7.1.8 and 7.1.9, the Borrower shall, and shall cause each of its Subsidiaries (except to the extent exempted from the requirement of granting certain security interests as a result of the provisos to clause (a) of Section 7.1.9) to, cause the Lenders to have at all times a first priority perfected security interest (subject only to Liens permitted pursuant to Section 7.2.3) in all of the personal property and, to the extent required pursuant to Section 7.1.8, real property, owned from time to time by the Borrower and such Subsidiary to the extent the same constitutes or would constitute collateral under the applicable Security and Pledge Agreement; provided that it shall not constitute a default under this Section 7.1.10 unless the aggregate fair market value of all assets


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

otherwise subject to this Section 7.1.10 in which the Lenders do not have a perfected security interest exceeds $1,000,000. In addition, the Borrower shall cause each of their respective Material Foreign Subsidiaries on the Closing Date which did not execute and deliver a Subsidiary Guaranty or did not have more than 65% of its Capital Stock pledged to the Administrative Agent, in the event of any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive or guideline of any Governmental Authority that would eliminate the increase in amount of income tax attributable to the Borrower and its Subsidiaries referred to in subclauses (i) and (ii) of Section 5.1.11 and the proviso to clause (a) of
Section 5.1.13 (including with respect to the operation of Section 956 (or any successor provision thereto) of the Code), to the extent requested by the Administrative Agent or the Required Lenders, to execute and deliver the Subsidiary Guaranty and the Subsidiary Security and Pledge Agreement (or supplements thereto) and/or have 100% of such shares of Capital Stock pledged to the Administrative Agent in accordance with the terms of Section 7.1.9; together, in each case, with such opinions of legal counsel as the Administrative Agent may reasonably request, which legal opinions shall be in form and substance reasonably satisfactory to the Administrative Agent; provided, however, that any such Foreign Subsidiary shall not be required to grant a security interest in its assets and properties except for the Capital Stock of Subsidiaries held by it and required to be pledged to the Administrative Agent pursuant to this Section.

         Section 7.2 Negative Covenants. The Borrower covenants and agrees with each Secured Party hereto that, until the Termination Date has occurred, the Borrower will perform, or cause to be performed, the obligations set forth below.

                  7.2.1 Business Activities. The Borrower will not, and will not permit any of its Subsidiaries to, engage in any business activity except those business activities in which the Borrower and its Subsidiaries are engaged on the Effective Date, business activities which are reasonable extensions thereof and activities reasonably incidental thereto.

                  7.2.2 Indebtedness. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, other than:

                      (a) Indebtedness in respect of the Loan Obligations, including Additional Loans made pursuant to Section 2.8;

                      (b) Intentionally Omitted;

                      (c) Indebtedness existing as of the Effective Date which is identified in Item 7.2.2(c) of the Disclosure Schedule, and refinancing of such Indebtedness by the Borrower or, if other than the Borrower, the original obligor thereof;

                      (d) unsecured Indebtedness of the Borrower and its Subsidiaries in respect of performance, surety or appeal bonds or completion guarantees provided in the ordinary course of business, but excluding (in each case), Indebtedness incurred through the borrowing of money or Contingent Liabilities in respect thereof;

                      (e) Indebtedness of the Borrower and its Subsidiaries (i) in respect of industrial revenue bonds or other similar governmental or municipal bonds, (ii) evidencing the deferred purchase price of newly acquired property or incurred to finance the acquisition of equipment of the Borrower and its Subsidiaries (pursuant to purchase money mortgages or otherwise, whether owed to the seller or a third party) used in the ordinary course of business of the Borrower and its Subsidiaries (provided, that such Indebtedness is incurred within 90 days of the acquisition of such property) and (iii) Capitalized Lease Liabilities; provided, that the aggregate amount of all Indebtedness outstanding pursuant to this clause shall not at any time exceed $10,000,000;

                      (f) Indebtedness of any Subsidiary Guarantor owing to the Borrower or any other Subsidiary Guarantor, which Indebtedness shall, if payable to the Borrower or a Domestic Subsidiary, be evidenced by one or more Intercompany Notes, duly executed and delivered in pledge to the Administrative Agent pursuant to a Security and Pledge Agreement, and shall not be forgiven or otherwise discharged for any consideration other than payment in full or in part in cash (provided, that only the amount repaid in part shall be discharged);

                      (g) Indebtedness of a Foreign Subsidiary owing to the Borrower or a Subsidiary Guarantor (including (i) the then aggregate amount which is undrawn and available under letters of credit with respect to which the Borrower or a Subsidiary Guarantor is obligated to reimburse the issuer thereof for drawings thereunder and a Foreign Subsidiary is the account party with respect to such letters of credit and (ii) the then aggregate amount which has been drawn under such letters of credit with respect to which the issuer thereof has not been reimbursed) which, when aggregated with the amount of Investments made by the Borrower and the Subsidiary Guarantors in Foreign Subsidiaries under clause (f) of Section 7.2.5, does not exceed $20,000,000, and which shall be evidenced by one or more Intercompany Notes duly executed and delivered in pledge to the Administrative Agent pursuant to a Security and Pledge Agreement, and shall not be forgiven or otherwise discharged for any consideration other than payment in full or in part in cash (provided, that only the amount repaid in part shall be discharged); provided, however, that the aggregate amount of Indebtedness permitted under this clause (h) that is funded in cash at any time shall not exceed $10,000,000;

                      (h) Indebtedness of Foreign Subsidiaries that are wholly-owned Subsidiaries owing to other Foreign Subsidiaries;

                      (i) Indebtedness of Foreign Subsidiaries incurred for working capital purposes in an aggregate amount at any time outstanding not to exceed $6,000,000;

                      (j) unsecured Indebtedness (not evidenced by a note or other instrument) of the Borrower owing to (i) a Subsidiary Guarantor or (ii) a Subsidiary that has previously executed and delivered to the Administrative Agent the Interco Subordination Agreement (or a supplement thereto);

                      (k) Subordinated Debt of the Borrower in an initial aggregate principal amount which, when aggregated with the amount of Additional Loans incurred in accordance with Section 2.8, does not exceed $100,000,000 (as reduced by any repayment of principal thereof) issued pursuant the Subordinated Debt Documents, in each case on terms and conditions no more restrictive than the Subordinated Loan Agreement, the proceeds of such additional Subordinated Debt being used by the

         Borrower (i) to pay fees, costs and expenses in connection with the issuance of such Subordinated Debt and (ii) for general corporate and working capital purposes, including Permitted Acquisitions; provided that: (A) no Default or Event of Default exists at the time of issuance thereof or would result therefrom and (B) the Borrower shall have delivered to the Administrative Agent a Compliance Certificate for the period of four full Fiscal Quarters immediately preceding such issuance (prepared in good faith and in a manner and using such methodology which is consistent with the most recent financial statements delivered pursuant to Section 7.1.1) giving pro forma effect to such issuance and evidencing compliance with the covenants set forth in Section 7.2.4 and a pro forma Leverage Ratio of not more than 2.00:1.0 as of the last day of such period;

                      (l) unsecured Indebtedness of the Borrower in respect of Permitted Seller Notes, so long as the aggregate principal amount of Permitted Seller Notes issued, when aggregated with the aggregate amount of Indebtedness assumed or acquired pursuant to clause (m) of this Section 7.2.2, does not exceed $40,000,000;

                      (m) Indebtedness of a Person existing at the time such Person became a Subsidiary of the Borrower (such Person, an "Acquired Person"), together with all Indebtedness assumed by the Borrower or any of its Subsidiaries in connection with any Permitted Acquisition (including any Permitted Acquisition of assets) (all such Indebtedness being referred to in this clause (m) as "Assumed Indebtedness"), which, when aggregated with the aggregate principal amount of Permitted Seller Notes issued, does not exceed $40,000,000, but only to the extent that such Indebtedness was not created or incurred in contemplation of such Person becoming a Subsidiary or such Permitted Acquisition; provided that the terms and provisions of all Assumed Indebtedness which would at the time it is assumed or acquired by the Borrower or any of its Subsidiaries result in the aggregate principal amount of Assumed Indebtedness assumed or acquired hereunder to exceed $20,000,000 or any amount in excess of $20,000,000 shall have been previously consented to by the Administrative Agent (such consent not to be unreasonably withheld);

                      (n) Indebtedness of the Borrower in respect of Hedging Obligations (i) incurred (A) pursuant to Section 7.2.11 or (B) with respect to Indebtedness of the Borrower that bears interest at fluctuating rates of interest and is otherwise permitted to be incurred hereunder to the extent the notional principal amount with respect to the relevant Hedging Obligation does not exceed the principal amount of the Indebtedness to which such Hedging Obligation relates or (ii) pursuant to agreements designed to protect the Borrower and its Subsidiaries against fluctuations in currency exchange rates to the extent entered into in the ordinary course of business and not for speculative purposes;

                      (o) Indebtedness of the Borrower incurred in connection with repurchases of Borrower Common Stock from full-time employees of the Borrower or its Subsidiaries; provided, however, that (i) the aggregate amount of such repurchases funded with Indebtedness does not exceed $7,500,000 in the aggregate outstanding at any time and (ii) such Indebtedness is subordinated to the Obligations on terms no less favorable to the Secured Parties than those set forth on Exhibit J hereto;

                      (p) Intentionally Omitted;

                      (q) guaranties by the Borrower and the Subsidiary Guarantors of each other's Indebtedness to the extent that such Indebtedness is otherwise permitted under this Section 7.2.2;

                      (r) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business so long as such Indebtedness is extinguished within three Business Days of the incurrence thereof;

                      (s) Indebtedness of the Borrower or any Subsidiary of the Borrower arising from agreements of the Borrower or a Subsidiary of the Borrower providing for indemnification, adjustment of purchase price or similar obligations in respect of the disposition of any business, assets or a Subsidiary of the Borrower that is permitted under this Agreement; provided, however, that the maximum liability in respect of such Indebtedness shall at no time exceed the gross cash proceeds actually received by the Borrower and its Subsidiaries in connection with such disposition; and

                      (t) other unsecured Indebtedness of the Borrower and its Subsidiaries (other than Indebtedness of Foreign Subsidiaries owing to the Borrower or any Subsidiary Guarantor) in an aggregate amount at any time outstanding not to exceed $10,000,000;

provided, however, that no Indebtedness otherwise permitted by clause (e)(i),
(i), (k), (l), (m), (o) or (t) shall be assumed or otherwise incurred if a Default has occurred and is then continuing or would result therefrom.

                  7.2.3 Liens. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Lien upon any of its property (including Capital Stock of any Person), revenues or assets, whether now owned or hereafter acquired, except:

                      (a) Liens securing payment of the Obligations;

                      (b) Intentionally Omitted;

                      (c) Liens existing as of the Effective Date and disclosed and described in Item 7.2.3(c) of the Disclosure Schedule securing Indebtedness described in clause (c) of Section 7.2.2, and refinancings of such Indebtedness; provided, that no such Lien shall encumber any additional property and the amount of Indebtedness secured by such Lien is not increased from that existing on the Effective Date (as such Indebtedness may have been permanently reduced subsequent to the Effective Date);

                      (d) Liens securing Indebtedness of the type permitted under clause (e)(ii) or (iii) of Section 7.2.2; provided, that (i) such Lien is granted within 90 days after such Indebtedness is incurred or any refinancing thereof permitted under such clause and (ii) such Lien secures only the assets that are the subject of the Indebtedness referred to in such clause;

                      (e) Liens securing Indebtedness permitted by clause (m) of
         Section 7.2.2; provided, that such Liens existed prior to such Person becoming a Subsidiary or such Permitted Acquisition occurring, were not created in anticipation thereof and do not attach to any other asset of the Borrower or any of its Subsidiaries theretofore or thereafter existing;

                      (f) Liens in favor of carriers, warehousemen, mechanics, materialmen and landlords granted in the ordinary course of business for amounts not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                      (g) Liens incurred or deposits made in the ordinary course of business in connection with worker's compensation, unemployment insurance or other forms of governmental insurance or benefits (other than Liens in favor of the PBGC), or to secure performance of tenders, statutory obligations, bids, leases or other similar obligations (other than for borrowed money) entered into in the ordinary course of business;

                      (h) Liens arising from judgments, decrees or attachments under circumstances which do not otherwise result in an Event of Default under Section 8.1.6;

                      (i) easements, rights-of-way, zoning restrictions, minor defects or irregularities in title and other similar encumbrances not interfering in any material respect with the value or use of the property to which such Lien is attached;

                      (j) Liens for Taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                      (k) Liens securing Indebtedness of the type permitted by clause (i) of Section 7.2.2 and covering only assets of the Foreign Subsidiary obligated under such Indebtedness;

                      (l) Liens arising from precautionary UCC-1 financing statement filings regarding operating leases entered into by the Borrower or any Subsidiary of the Borrower in the ordinary course of business;

                      (m) licenses, leases or subleases granted to non-Affiliated Persons in the ordinary course of business not interfering in any material respect with the business of the Borrower or any of its Subsidiaries;

                      (n) restrictions imposed in the ordinary course of business on the sale or distribution of designated inventory that arise from the sale of such inventory to one or more customers;

                      (o) Liens in favor of customs or revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

                      (p) Liens securing Indebtedness permitted pursuant to clause (n) of Section 7.2.2; and

                      (q) other Liens on property of the Borrower or any of its Subsidiaries, provided that the fair market value of the property encumbered by Liens described in this clause (q), and the Indebtedness and other obligations secured thereby, does not exceed $3,000,000.

                  7.2.4 Financial Condition and Operations. The Borrower will not permit any of the events set forth below to occur.

                      (a) the Borrower will not permit the Leverage Ratio as of the last day of each Fiscal Quarter, commencing with the third Fiscal Quarter of the 2001 Fiscal Year, to be greater than the ratio set forth opposite such Fiscal Quarter below:

                                  Fiscal Quarter                       Leverage Ratio
                                  --------------                       --------------
                  Fiscal Quarters ending after the Effective
                  Date and prior to June 1, 2003                          2.50:1.0

                  Fiscal Quarters ending thereafter                       2.00:1.0

                      (b) the Borrower will not permit the Interest Coverage Ratio as of the last day of each Fiscal Quarter, commencing with the third Fiscal Quarter of the 2001 Fiscal Year, to be less than the ratio set forth opposite such Fiscal Quarter below:

                                                                         Interest
                                  Fiscal Quarter                       Coverage Ratio
                                  --------------                       --------------
                  Fiscal Quarters ending after the Effective
                  Date and prior to June 1, 2003                          4.00:1.0

                  Fiscal Quarters ending thereafter                       5.00:1.0

                      (c) the Borrower will not permit the Fixed Charge Coverage Ratio as of the last day of each Fiscal Quarter, commencing with the third Fiscal Quarter of the 2001 Fiscal Year, to be less than 2.00:1.00.

                  7.2.5 Investments. The Borrower will not, and will not permit any of its Subsidiaries to, purchase, make, incur, assume or permit to exist any Investment in any other Person, except:

                      (a) Investments existing on the Effective Date and identified in Item 7.2.5(a) of the Disclosure Schedule;

                      (b) Cash Equivalent Investments;

                      (c) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

                      (d) Capital Expenditures to the extent permitted pursuant to Section 7.2.7;

                      (e) Investments by way of contributions to capital or purchases of Capital Stock (i) by the Borrower in any Subsidiary Guarantor or by any Subsidiary Guarantor in other Subsidiary Guarantors or (ii) by any Subsidiary in the Borrower;

                      (f) Investments by the Borrower or a Subsidiary Guarantor in Foreign Subsidiaries (other than Investments described in clause (g) of Section 7.2.2 (which are hereby permitted pursuant to this clause
         (f))) to the extent the aggregate amount of such Investments does not exceed $20,000,000 (net of any repayments thereof) and provided that the aggregate amount of Indebtedness permitted pursuant to clause (g) of Section 7.2.2 and Investments made pursuant to this clause (f) does not exceed $20,000,000 (net of any repayments thereof);

                      (g) Investments by a Foreign Subsidiary in any other Foreign Subsidiary that is a wholly-owned Subsidiary;

                      (h) Investments (without duplication) that are permitted as Indebtedness pursuant to Section 7.2.2;

                      (i) Investments made by the Borrower and its Subsidiaries that constitute (i) accounts receivable arising, (ii) trade debt granted, or (iii) deposits made in connection with the purchase price of goods or services, in each case in the ordinary course of business;

                      (j) Investments in respect of Permitted Acquisitions;

                      (k) Investments consisting of any deferred portion of the sales price received by the Borrower or any Subsidiary in connection with any Disposition permitted under Section 7.2.11;

                      (l) Investments in respect of loans and advances made by the Borrower and its Subsidiaries in the ordinary course of business and consistent with past practices to their respective employees for moving, travel and emergency expenses and other similar expenses or for income tax liabilities, so long as the aggregate principal amount thereof at any one time outstanding (determined without regard to any write-downs or write-offs of such loans and advances) does not exceed $1,500,000;

                      (m) Investments in respect of loans made by the Borrower ("Management Notes") to certain of its executives and other managers ("Management Investors") in connection with their purchase of Borrower Common Stock), so long as the proceeds of such notes are used concurrently dollar-for-dollar for the purchase of such Borrower Common Stock;

                      (n) Restricted Payments permitted pursuant to Section
         7.2.6;

                      (o) Intentionally Omitted;

                      (p) Investments pursuant to Hedging Obligations permitted hereunder;

                      (q) the Borrower and its Subsidiaries may own the Capital Stock of their respective Subsidiaries created or acquired in accordance with the terms of this Agreement;

                      (r) advances to subcontractors in the ordinary course of business;

                      (s) the Borrower and its Subsidiaries may acquire and hold non-cash consideration issued by the purchaser of assets in connection with a sale of such assets to the extent permitted by Section 7.2.11;

                      (t) other Investments made by the Borrower and its Subsidiaries in an amount not to exceed $20,000,000 over the term of this Agreement; and

                      (u) Investments constituting the Transactions;

provided, however, that

                            (i) any Investment which when made complies with the
                      requirements of clause (a), (b) or (c) of the definition of the term "Cash Equivalent Investment" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; and

                            (ii) no Investment otherwise permitted by clause (f)
                      (other than Investments described in clause (g) of Section 7.2.2), (j) or (t) shall be permitted to be made if any Default has occurred and is continuing or would result therefrom.

                  7.2.6 Restricted Payments, etc. The Borrower will not, and will not permit any of their respective Subsidiaries to, declare or make a Restricted Payment, or make any deposit for any Restricted Payment, except:

                      (a) so long as at the time of such purchase (and after giving effect thereto) there shall exist no Default, the Borrower may repurchase Borrower Common Stock from any Management Investor (i) with proceeds of the key-man life insurance maintained on the life of such Management Investor, (ii) with cash in an aggregate amount not exceeding $3,000,000 per year or (iii) with Indebtedness permitted in accordance with clause (o) of Section 7.2.2;

                      (b) so long as at the time of such payment (and after giving effect thereto) there shall exist no Payment Default or Event of Default described in Section 8.1.3 or 8.1.9, the Borrower may pay fees to Harvest Partners and its respective Affiliates in respect of management services rendered by them to the Borrower and its Subsidiaries to the extent the aggregate amount of such fees in any Fiscal Year (or portion thereof) does not exceed $1,250,000 per year, and so long as such fees accrue ratably throughout such year and are payable in advance or semi-annually;

                      (c) (i) any Subsidiary of the Borrower may make Restricted Payments to the Borrower or any Subsidiary Guarantor and (ii) any non-wholly-owned Subsidiary of the Borrower may make Restricted Payments to its shareholders generally so long as the Borrower or its Subsidiary which owns the equity interest in the Subsidiary making such Restricted Payment receives at least its proportionate share thereof (based upon its relative holding of the equity interests in the Subsidiary making such Restricted Payment);

                      (d) repurchases of Capital Stock of the Borrower deemed to occur upon the exercise of stock options if such Capital Stock represents a portion of the exercise price thereof and so long as no cash is paid or distributed by the Borrower or any of its Subsidiaries in connection therewith;

                      (e) so long as (i) at the time of such Restricted Payment there shall exist no Default or Event of Default, (ii) the Borrower shall have delivered to the Administrative Agent a Compliance Certificate for the period of four full Fiscal Quarters immediately preceding such Restricted Payment (prepared in good faith and in a manner and using such methodology which is consistent with the most recent financial statements delivered pursuant to Section 7.1.1) giving pro forma effect to such Restricted Payment and evidencing compliance with the covenants set forth in Section 7.2.4 and a pro forma Leverage Ratio of not more than 2.00:1.0, in each case, as of the last day of such period, and (iii) after giving effect to such Restricted Payment at least $25,000,000 of the Revolving Loan Commitment Amount would be unused, the Borrower may make Restricted Payments that, when aggregated with (A) all Restricted Payments previously made after the Effective Date pursuant to this Section 7.2.6(e) and (B) without duplication payments of principal of, and premium and interest on, Subordinated Debt previously made after the Effective Date pursuant to Section 7.2.8(a)(i)(y), do not exceed an amount equal to 25% of the cumulative positive Net Income of the Borrower and its Subsidiaries for the period from January 1, 2001 through the end of the most recent Fiscal Quarter or Fiscal Year for which the Borrower has delivered the financial statements required pursuant to Section 7.1.1(a) or (b); and

                      (f) the Transactions shall be permitted.

                  7.2.7 Capital Expenditures, etc.

                      (a) Subject (in the case of Capitalized Lease Liabilities) to clause (e) of Section 7.2.2, the Borrower will not, and will not permit any of its Subsidiaries to, make or commit to make Capital Expenditures other than Capital Expenditures made or committed to be made by the Borrower and its Subsidiaries in any Fiscal Year which in the aggregate do not exceed $10,000,000:

provided, however, to the extent that Capital Expenditures made by the Borrower and its Subsidiaries during any Fiscal Year (or portion thereof) are less than the maximum amount permitted to be made for such Fiscal Year (or portion thereof), 50% of such unused amount (each such amount, a "carry-forward amount") may be carried forward to the immediately succeeding Fiscal Year and utilized to make Capital Expenditures in such succeeding Fiscal Year in the event the amount permitted in such succeeding Fiscal Year has been used (it being understood and agreed that no carry-forward amount may be carried beyond the Fiscal Year immediately succeeding the Fiscal Year in which it arose and that no portion of the carry-forward amount available for any Fiscal Year may be used until the entire amount of Capital Expenditures permitted to be made in such Fiscal Year (without giving effect to such carry-forward amount) shall be made).

                      (b) In addition to any Capital Expenditures permitted pursuant to paragraph (a) above, the Borrower and its Subsidiaries may make (i) Capital Expenditures with Casualty Proceeds and Net Disposition Proceeds to the extent permitted by clauses (d) and (e) of
         Section 3.1.1, and (ii) Capital Expenditures with Net Equity Proceeds. For the avoidance of doubt, any portion of any Permitted Acquisition that is permitted under Section 7.2.5 that is accounted for as Capital Expenditure shall not constitute a Capital Expenditure for purposes of this Section 7.2.7 (provided that the aggregate limit for Permitted Acquisitions shall be decreased dollar-for-dollar by the amount expended in respect of such Acquisition that is so accounted as a Capital Expenditure).

                  7.2.8 No Prepayment of Subordinated Debt. The Borrower will not, and will not permit any of its Subsidiaries to,

                      (a) make any payment or prepayment of principal of, or premium or interest on, any Subordinated Debt (i) other than (x) the stated, scheduled payment of interest and, in the case of any Permitted Seller Notes, principal set forth in the applicable Subordinated Debt Documents, (y) so long as (A) at the time of such payment or prepayment there shall exist no Default or Event of Default, (B) the Borrower shall have delivered to the Administrative Agent a Compliance Certificate for the period of four full Fiscal Quarters immediately preceding such payment or prepayment (prepared in good faith and in a manner and using such methodology which is consistent with the most recent financial statements delivered pursuant to Section 7.1.1) giving pro forma effect to such payment or prepayment and evidencing compliance with the covenants set forth in Section 7.2.4 and a pro forma Leverage Ratio as of the last day of such period of not more than 2.00:1.0, in each case, as of the last day of such period, and (C) after giving effect to such payment or prepayment at least $25,000,000 of the Revolving Loan Commitment Amount would be unused, payments and prepayments that, when aggregated with (1) all Restricted Payments previously made after the Effective Date pursuant to Section 7.2.6(e) and (2) without duplication payments of principal of, and premium and interest on, Subordinated Debt previously made after the Effective Date pursuant to this Section 7.2.8(a)(i)(y), do not exceed an amount equal to 25% of the cumulative positive Net Income of the Borrower and its Subsidiaries for the period from January 1, 2001 through the end of the most recent Fiscal Quarter or Fiscal Year for which the Borrower has delivered the financial statements required pursuant to Section 7.1.1(a) or (b) and (z) so long as at the time of such payment or prepayment there shall exist no Default, other payments and prepayments in an aggregate amount not to exceed

         $10,000,000 over the term of this Agreement, or (ii) which would violate the terms of this Agreement or the applicable Subordinated Debt Documents;

                      (b) except as permitted by clause (a), redeem, retire, purchase, defease or otherwise acquire any Subordinated Debt; or

                      (c) expect as permitted by clause (a), make any deposit (including the payment of amounts into a sinking fund or other similar fund) for any of the foregoing purposes;

provided, that the Transactions shall be permitted.

                  7.2.9 Capital Stock of Subsidiaries. (a) The Borrower will not permit any of its Subsidiaries to issue any Capital Stock (whether for value or otherwise), to any Person other than the Borrower or another Subsidiary of the Borrower.

                      (a) The Borrower will not issue any Redeemable Capital Stock not otherwise permitted to be issued pursuant to Section 7.2.2.

                  7.2.10 Consolidation, Merger, etc. The Borrower will not, and will not permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other Person, or otherwise enter into or consummate any Acquisition, except

                      (a) any Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, the Borrower (so long as the Borrower is the continuing or surviving corporation) or any other Subsidiary (provided, however, that a Subsidiary Guarantor may only liquidate or dissolve into, or merge with and into, the Borrower or another Subsidiary Guarantor), and the assets or Capital Stock of any Subsidiary may be purchased or otherwise acquired by the Borrower or any other Subsidiary (provided, however, that the assets or Capital Stock of any Subsidiary Guarantor may only be purchased or otherwise acquired by the Borrower or another Subsidiary Guarantor); provided, further, that in no event shall any Pledged Subsidiary consolidate with or merge with and into any Subsidiary other than another Pledged Subsidiary unless after giving effect thereto, the Administrative Agent shall have a perfected pledge of, and security interest in and to, at least the same percentage of the issued and outstanding interests of Capital Stock (on a fully diluted basis) of the surviving Person as the Administrative Agent had immediately prior to such merger or consolidation in form and substance satisfactory to the Administrative Agent, pursuant to such documentation and opinions as shall be necessary in the reasonable opinion of the Administrative Agent to create, perfect or maintain the collateral position of the Secured Parties therein;

                      (b) so long as no Default has occurred and is continuing or would occur after giving effect thereto, the Borrower or any of its Subsidiaries may consummate a Permitted Acquisition; and

                      (c) in connection with the Transactions.

                  7.2.11 Permitted Dispositions. The Borrower will not, and will not permit any of its Subsidiaries to, Dispose of any of the Borrower's or such Subsidiaries' assets (including accounts receivable and Capital Stock of Subsidiaries to any Person in one transaction or series of transactions unless:

                      (a) such Disposition is of (i) inventory Disposed of in the ordinary course of its business or (ii) equipment which is obsolete, worn out or otherwise no longer useful in the business of the Borrower and its Subsidiaries in the good faith opinion of management;

                      (b) such Disposition is permitted by Section 7.2.10;

                      (c) such Disposition is pursuant to a non-exclusive licensing arrangement entered into by the Borrower or any of its Subsidiaries with respect to any of its intellectual property in the ordinary course of its business consistent with past practice;

                      (d) (i) such Disposition is for not less than the fair market value of the assets to be Disposed, (ii) the consideration received by the Borrower or applicable Subsidiary consists of at least 80% cash, (iii) the net book value of such assets, together with the net book value of all other assets Disposed of pursuant to this clause
         (d), does not exceed $3,000,000 in any Fiscal Year or $12,000,000 over the term of this Agreement and (iv) immediately prior to and after giving effect to such Disposition no Default shall have occurred and be continuing; or

                      (e) such Disposition is in respect of the sale or exchange of specific items of equipment, so long as the purpose of each such sale or exchange is to acquire (and results within 120 days of such sale or exchange in the acquisition of) replacement items of equipment which are the functional equivalent of the item of equipment so sold or exchanged.

                  7.2.12 Modification of Certain Agreements. The Borrower will not, and will not permit any of its Subsidiaries to, consent to any amendment, supplement, waiver or other modification of, or enter into any forbearance from exercising any rights with respect to the terms or provisions contained in,

                      (a) the Subordinated Debt Documents, other than (i) pursuant to the Sub Debt Prepayment Documents and (ii) any amendment, supplement, waiver or modification for which no fee is payable to the holders of the relevant Subordinated Debt and which (A) extends the date or reduces the amount of any required repayment, prepayment or redemption of the principal of such Subordinated Debt, (B) reduces the rate or extends the date for payment of the interest, premium (if any) or fees payable on such Subordinated Debt or (C) makes the covenants, events of default or remedies in such Subordinated Debt Documents less restrictive on the obligors thereunder; or

                      (b) any of the other Material Documents, other than any amendment, supplement, waiver or modification which would not be materially adverse to the rights, interests or obligations of any Secured Party under any Loan Document.

                  7.2.13 Transactions with Affiliates. The Borrower will not, and will not permit any of its Subsidiaries to, enter into or cause or permit to exist any arrangement, transaction or contract (including for the purchase, lease or exchange of property or the rendering of services) with any of its other Affiliates, unless such arrangement, transaction or contract is on terms customary for similar arrangements, transactions or contracts entered into by Persons generally and such terms are no less favorable to the Borrower or such Subsidiary than it could obtain in an arm's-length transaction with a Person that is not an Affiliate, except:

                      (a) Restricted Payments may be made to the extent provided in Section 7.2.6;

                      (b) transactions exclusively between or among the Borrower and one or more Subsidiary Guarantors that are wholly-owned Subsidiaries of the Borrower and not Foreign Subsidiaries or exclusively between or among such Subsidiary Guarantors;

                      (c) the Borrower and its Subsidiaries may make purchases of materials at prevailing market prices in the ordinary course of business consistent with past practices from Edgein Corp.;

                      (d) the Borrower and its Subsidiaries may conduct any transaction otherwise permitted pursuant to Sections 7.2.2(c), (f),
         (g), (h), (j), (p) and (q), 7.2.3(c) and (i), 7.2.5(a), (e), (f), (g),
         (l), (m) and (o), 7.2.6 and 7.2.10(a); and

                      (e) the Borrower and its Subsidiaries may enter into and perform their respective obligations under the Material Documents (and otherwise consummate the Transactions) and may pay customary directors fees in the ordinary course of business.

Notwithstanding anything to the contrary contained above, except for transactions specifically permitted by clauses (a) - (e), (i) prior to entering into any transaction or series related transactions with any Affiliate of the Borrower or any Affiliate of the Borrower's Subsidiaries involving or having a value in excess of $3,000,000 the Borrower shall deliver to the Administrative Agent a certificate of an Authorized Officer stating that, in the good faith determination of the Board of Directors of the Borrower (as evidenced by a resolution), the transaction is on terms in all material respects no less favorable to the Borrower or any of its Subsidiaries, as the case may be, than could be obtained from an unaffiliated party and (ii) the Borrower or any of its Subsidiaries shall not enter into any transaction with any of their respective Affiliates involving or having a value of more than $10,000,000 or if there is no member of the Board of Directors of the Borrower who does not have any direct or indirect financial interest in or with respect to the transaction being considered, unless the Borrower or such Subsidiary, as the case may be, has received an opinion from an independent financial advisor to the effect that such transaction (or series of transactions) is fair to the Borrower or such Subsidiary, as the case may be, from a financial point of view; provided, that if the Borrower is required by the terms of any Subordinated Debt Document to deliver an officer's certificate and resolutions of the type described in clause
(i) above and/or an opinion of the type described in clause (ii) above, the Borrower shall also deliver such officer's certificate and resolutions and/or opinion to the Administrative Agent.

                  7.2.14 Restrictive Agreements, etc. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any agreement prohibiting

                      (a) the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired, for the benefit of any Secured Party;

                      (b) the ability of any Obligor to amend or otherwise modify any Loan Document; or

                      (c) the ability of any Subsidiary to make any payments, directly or indirectly, to the Borrower, including by way of dividends, advances, repayments of loans, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or transfer any of its assets or property to the Borrower.

The foregoing prohibitions shall not apply to restrictions contained (i) in any Loan Document, (ii) in the case of clauses (a) and (c), in (A) any agreement governing any Indebtedness permitted by clause (e) of Section 7.2.2 as to the assets financed with the proceeds of such Indebtedness or (B) any agreement of a Foreign Subsidiary governing the Indebtedness permitted by clause (i) of Section
7.2.2 as to the assets of such Foreign Subsidiary and (iii) in the case of clause (c), pursuant to (A) applicable law, (B) customary non-assignment provisions in leases or (C) customary provisions restricting the transfer of property or assets that are subject to an agreement to transfer such property or assets.

                  7.2.15 Sale and Leaseback. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly enter into any agreement or arrangement providing for the sale or transfer by it of any property (now owned or hereafter acquired) to a Person and the subsequent lease or rental of such property or other similar property from such Person; provided that the Borrower may enter into any agreement or arrangement providing for the sale or transfer by it of any property (now owned or hereafter acquired) to a Person and the subsequent lease or rental of such property or other similar property from such Person so long as at the time of determination the present value (discounted at the interest rate implicit in the lease) of the obligation of the lessee of the property subject to such sale and leaseback transaction for rental payments during the remaining term of the lease included in such transaction (such present value, "Attributable Debt"), including any period for which such lease has been extended or may, at the option of the lessor, be extended or until the earliest date on which the lessee may terminate such lease without penalty or upon payment of penalty (in which case the rental payments shall include such penalty), after excluding all amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water, utilities and similar charges, does not exceed at any time $4,000,000.

                  7.2.16 Take or Pay Contracts. The Borrower will not, and will not permit any of its Subsidiaries to, enter into or be a party to any arrangement for the purchase of materials, supplies, other property or services if such arrangement by its express terms requires that payment be made by the Borrower or such Subsidiary regardless of whether such materials, supplies, other property or services are delivered or furnished to it.

                  7.2.17 Accounting Changes. The Borrower will not, and will not permit any of its Subsidiaries to, end its fiscal year (each, a "Fiscal Year") on a day other than the last Saturday in each calendar year and its first three
(3) Fiscal Quarters (each, a "Fiscal Quarter") in each

Fiscal Year to end on the dates other than those that are thirteen (13) weeks, twenty-six (26) weeks and thirty-nine (39) weeks after the end of the immediately preceding Fiscal Year, respectively; provided, however, to the extent required by applicable law, a Foreign Subsidiary may end its fiscal year on the last of the relevant calendar year and may end each of its fiscal quarters on the last day of the relevant calendar quarter.

                                  ARTICLE VIII
                                EVENTS OF DEFAULT

         Section 8.1 Listing of Events of Default. Each of the following events or occurrences described in this Article shall constitute an "Event of Default".

                  8.1.1 Non-Payment of Obligations. The Borrower shall default in the payment or prepayment when due of

                      (a) any principal of any Loan, or any Reimbursement Obligation or any deposit of cash for collateral purposes pursuant to
         Section 2.6.4; or

                      (b) any interest on any Loan or fee described in Article III or any other monetary Loan Obligation, and such default shall continue unremedied for a period of three Business Days after such amount was due.

                  8.1.2 Breach of Warranty. Any representation or warranty of any Obligor made or deemed to be made in any Loan Document (including any certificates delivered pursuant to Article V) is or shall be incorrect when made or deemed to have been made in any material respect.

                  8.1.3 Non-Performance of Certain Covenants and Obligations. The Borrower shall default in the due performance or observance of any of its obligations under Section 7.1.1(e), 7.1.2(a)(i) or 7.2.

                  8.1.4 Non-Performance of Other Covenants and Obligations. (a) The Borrower shall default in the due performance or observance of any of its obligations under Section 7.1.8, 7.1.9 or 7.1.10 and such default shall continue unremedied for a period of 30 days.

                      (b) Any Obligor shall default in the due performance and observance of any agreement contained in any Loan Document executed by it (other than the agreements described in Section 8.1.1, 8.1.2, 8.1.3 or 8.1.4(a)), and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to the Borrower by any Agent or the Required Lenders.

                  8.1.5 Default on Other Indebtedness. A default shall occur in the payment of any amount when due (subject to any applicable grace period), whether by acceleration or otherwise, of any principal or stated amount of, or interest or fees on, any Indebtedness (other than Indebtedness described in Section 8.1.1) of the Borrower or any of its Subsidiaries having a principal or stated amount, individually or in the aggregate, in excess of $5,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the


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holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause or declare such Indebtedness to become due and payable or to require such Indebtedness to be prepaid, redeemed, purchased or defeased, or require an offer to purchase or defease such Indebtedness to be made, prior to its expressed maturity.

                  8.1.6 Judgments. Any judgment or order for the payment of money, individually or in the aggregate, in excess of $5,000,000 (exclusive of any amounts fully covered by insurance (less any applicable deductible) to the extent the provider of such insurance is not denying its liability with respect thereto) shall be rendered against the Borrower or any of its Subsidiaries and such judgment shall not have been vacated or discharged or stayed or bonded pending appeal within 30 days after the entry thereof or enforcement proceedings shall have been commenced by any creditor upon such judgment or order.

                  8.1.7 Pension Plans. Any of the following events shall occur with respect to any Pension Plan

                      (a) the institution of any steps by the Borrower, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Borrower or any such member is required to make a contribution to such Pension Plan, or could reasonably be expected to incur a liability or obligation to such Pension Plan, in excess of $5,000,000; or

                      (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA in an amount in excess of $5,000,000.

                  8.1.8 Change in Control. Any Change in Control shall occur.

                  8.1.9 Bankruptcy, Insolvency, etc. the Borrower or any Material Subsidiary shall

                      (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness generally to pay, debts as they become due;

                      (b) apply for, consent to or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for any substantial part of the property of any thereof, or make a general assignment for the benefit of creditors;

                      (c) in the absence of such application, consent, sufferance or assignment, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days; provided, that the Borrower (for itself and its Material Subsidiaries) hereby expressly authorize each Secured Party to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Credit Documents;

                      (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or


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         insolvency law or any dissolution, winding up or liquidation proceeding, in respect thereof, and, if any such case or proceeding is not commenced by the Borrower or any such Material Subsidiary, such case or proceeding shall be consented to or acquiesced in by such Person or shall result in the entry of an order for relief or shall remain for 60 days undismissed; provided, that the Borrower (for itself and its Material Subsidiaries) hereby expressly authorize each Secured Party to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Credit Documents; or

                      (e) take any action authorizing, or in furtherance of, any of the foregoing.

                  8.1.10 Impairment of Security, etc. Any material provision of any Loan Document or any Lien granted thereunder with respect to any material assets shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto; any Obligor shall contest in any manner such effectiveness, validity, binding nature or enforceability; or, except as permitted under any Loan Document, any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien.

                  8.1.11 Failure of Subordination. The subordination provisions relating to any Subordinated Debt (the "Subordination Provisions") shall for any reason be revoked or invalidated or otherwise cease to be in full force and effect or to be enforceable by the Lenders, the Agents and the Issuers in material accordance with the terms thereof or the monetary Obligations shall fail to constitute "Senior Indebtedness" (or a similar term) referring to the Obligations; or any Obligor of Subordinated Debt shall disavow or contest in any manner (i) the effectiveness, validity or enforceability of any of the material Subordination Provisions, (ii) that the Subordination Provisions exist for the benefit of the Lenders, the Agents and the Issuers or (iii) that all payments of principal of or premium and interest on the Subordinated Debt, or realized from the liquidation of any property of any Obligor, shall be subject to any of such Subordination Provisions.

         Section 8.2 Action if Bankruptcy. If any Event of Default described in clauses (a) through (d) of Section 8.1.9 shall occur with respect to the Borrower, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Loan Obligations (including Reimbursement Obligations) shall automatically be and become immediately due and payable by the Borrower, without notice or demand to any Person, and the Borrower shall automatically and immediately be obligated to Cash Collateralize all Letter of Credit Outstandings.

         Section 8.3 Action if Other Event of Default. If any Event of Default (other than any Event of Default described in clauses (a) through (d) of Section 8.1.9) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Required Lenders, shall by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Loan Obligations (including Reimbursement Obligations) to be due and payable by the Borrower and/or the relevant Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Loan Obligations which shall be so declared due and payable shall be


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and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the relevant Commitments shall terminate and the Borrower shall automatically and immediately be obligated to Cash Collateralize all Letter of Credit Outstandings.

                                   ARTICLE IX
                                    THE AGENT

         Section 9.1 Appointments and Authorizations; Actions.

                      (a) Each Lender hereby appoints Bankers Trust as its Administrative Agent under and for purposes of each Loan Document. Each Lender authorizes the Administrative Agent to act on behalf of such Lender under each Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Administrative Agent (with respect to which the Administrative Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel in order to avoid contravention of applicable law), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Administrative Agent, pro rata according to such Lender's proportionate Total Exposure Amount, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Administrative Agent in any way relating to or arising out of any Loan Document, including reasonable attorneys' fees, and as to which the Administrative Agent is not reimbursed by the Borrower; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted from the Administrative Agent's gross negligence or willful misconduct. The Administrative Agent shall not be required to take any action under any Loan Document, or to prosecute or defend any suit in respect of any Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Administrative Agent shall be or become, in the Administrative Agent's determination, inadequate, such Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given. Notwithstanding any provision to the contrary contained elsewhere in any Loan Document, the Administrative Agent shall not have any duties or responsibilities except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into any Loan Document or otherwise exist against the Administrative Agent.

                      (b) The Issuer shall act on behalf of the Lenders with respect to the Letters of Credit issued by it and the documents associated therewith until such time and except for so long as the Administrative Agent may agree at the request of the Required Lenders to act for the Issuer with respect thereto; provided, however, that the Issuer shall have all of the benefits and immunities (i) provided to the Administrative Agent in this


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         Section 9.1 with respect to any acts taken or omissions of the Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Administrative Agent", as used in this Section 9.1, included the Issuer with respect to such acts or omissions, and (ii) as additionally provided in this Agreement with respect to the Issuer.

                      (c) The Swing Line Lender shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Section
         9.1 with respect to any acts taken or omissions suffered by the Swing Line Lender in connection with Swing Line Loans made or proposed to be made by it as fully as if the term "Administrative Agent", as used in this Section 9.1, included the Swing Line Lender with respect to such acts or omissions and (ii) as additionally provided in this Agreement with respect to the Swing Line Lender.

                      (d) The Lenders authorize the Administrative Agent to hold, for and on behalf of the Lenders, security in the assets and properties of the Borrower and its Subsidiaries securing the Obligations.

         Section 9.2 Funding Reliance, etc. Unless the Administrative Agent shall have been notified in writing by any Lender by 3:00 p.m. on the Business Day prior to a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender and the Borrower severally agree to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Borrower to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Loans comprising such Borrowing (in the case of the Borrower) and (in the case of a Lender), at the Federal Funds Rate, for the first two Business Days after which such amount has not been repaid, and thereafter at the interest rate applicable to Loans comprising such Borrowing.

         Section 9.3 Exculpation. Neither the Administrative Agent nor any of its directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under any Loan Document, in connection herewith or therewith, except for its own willful misconduct or gross negligence, nor responsible for any recitals, statements, representations or warranties herein or therein or in any certificate, report, statement or other document referred to or provided for herein or therein, nor for the effectiveness, enforceability, validity or due execution of any Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the observance or performance by any Obligor of its Obligations. Any such inquiry which may be made by either the Administrative Agent shall not obligate it to make any further inquiry or to take any action. The Administrative Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing


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which the Administrative Agent believes to be genuine and to have been presented by a proper Person.

         Section 9.4 Successor. The Administrative Agent may resign as such at any time upon at least 30 days' prior notice to the Borrower and all Lenders. If the Administrative Agent at any time shall resign, the Required Lenders may appoint another Lender as a successor Administrative Agent which shall thereupon become the Administrative Agent hereunder. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $250,000,000 to act as Administrative Agent until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above; provided, however, that if, such retiring Administrative Agent is unable to find a commercial banking institution which is willing to accept such appointment and which meets the qualifications set forth in above, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor as provided for above. The appointment of any successor Administrative Agent pursuant to the fifth sentence of this Section 9.4 shall require the consent of the Borrower, which consent shall not be unreasonably withheld or delayed and which consent shall not be required if a Default has occurred and is then continuing. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall be entitled to receive from the retiring Administrative Agent such documents of transfer and assignment as such successor Administrative Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. After any retiring Administrative Agent's resignation hereunder as the Administrative Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under the Loan Documents, and Sections 10.3 and 10.4 shall continue to inure to its benefit.

         Section 9.5 Credit Extensions by each Agent. Each of the Administrative Agent and the Issuer shall have the same rights and powers with respect to
(x)(i) in the case of an Agent, the Credit Extensions made by it or any of its Affiliates and (ii) in the case of the Issuer, the Loans made by it or any of its Affiliates, and (y) the Notes held by it or any of its Affiliates as any other Lender and may exercise the same as if it were not an Agent or the Issuer. Each Agent, the Issuer and each and each of their respective Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if the Administrative Agent or the Issuer were not the Administrative Agent or the Issuer hereunder. The Lenders acknowledge that, pursuant to such activities, Bankers Trust or its Affiliates may receive information regarding the Borrower or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Borrower or such Affiliate) and acknowledge that Bankers Trust and its Affiliates shall be under no obligation to provide such information to them.


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         Section 9.6 Credit Decisions. Each Lender acknowledges that it has, independently of the Administrative Agent and each other Lender, and based on such Lender's review of the financial information of the Borrower and its Subsidiaries, the Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments. Each Lender also acknowledges that it will, independently of the Administrative Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under the Loan Documents.

         Section 9.7 Copies, etc. The Administrative Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to the Administrative Agent by the Borrower pursuant to the terms of the Loan Documents (unless concurrently delivered to the Lenders by the Borrower). The Administrative Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Administrative Agent from the Borrower for distribution to the Lenders by the Administrative Agent in accordance with the terms of the Loan Documents.

         Section 9.8 Reliance by Agents. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any certification, notice or other communication (including any thereof by telephone, telecopy, telegram or cable) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent. As to any matters not expressly provided for by the Loan Documents, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Required Lenders or all of the Lenders as is required in such circumstance or as the Administrative Agent deems appropriate, and such instructions of such Lenders and any action taken or failure to act pursuant thereto shall be binding on all Secured Parties; prior to acting, or refraining from acting, in any such circumstance, either such Agent may request confirmation from the Lenders of their obligation to indemnify the Administrative Agent against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. For purposes of applying amounts in accordance with this Section, the Administrative Agent shall be entitled to rely upon any Secured Party that has entered into a Rate Protection Agreement with any Obligor for a determination (which such Secured Party agrees to provide or cause to be provided upon request of the Administrative Agent) of the outstanding Obligations owed to such Secured Party under any Rate Protection Agreement. Unless it has actual knowledge evidenced by way of written notice from any such Secured Party and the Borrower to the contrary, the Administrative Agent, in acting in such capacity under the Loan Documents, shall be entitled to assume that no Rate Protection Agreements or Obligations in respect thereof are in existence or outstanding between any Secured Party and any Obligor.

         Section 9.9 Notice of Defaults. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or an Event of Default unless the Administrative Agent has received a written notice from a Lender or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default or


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Event of Default, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall (subject to Section 10.1) take such action with respect to such Default or Event of Default as shall be directed by the Required Lenders (or, if required, all Lenders) and in accordance with the terms of this Agreement; provided, that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Required Lenders or all Lenders, as applicable.

         Section 9.10 Other Titles. None of the institutions identified as "Syndication Agent" or "Documentation Agent" on the title page to this Agreement shall have any obligations, liabilities or duties under this Agreement other than those applicable to a Lender (but only if such institution is a Lender) as such, and no such institution shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any such institution in deciding to enter into this Agreement or in taking or not taking any action hereunder.

                                   ARTICLE X
                            MISCELLANEOUS PROVISIONS

         Section 10.1 Waivers, Amendments, etc.

                  10.1.1 Waiver and Amendment Requirements. The provisions of each Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders; provided, however, that no such amendment, modification or waiver shall:

                      (a) modify this Section without the consent of all Lenders except that this Section may be modified with the consent of the Required Lenders (or in the case of loans pursuant to Section 2.8, those lenders making such loans) as required to include any additional Tranche herein on the same basis as those Tranches existing on the date hereof are included herein on the date hereof;

                      (b) increase the aggregate amount of any Credit Extensions required to be made by a Lender pursuant to a Commitment (it being understood that waivers or modifications (x) of conditions precedent, covenants, Defaults or Events of Default or (y) of a mandatory reduction in the Commitment Amount relating to such Commitment shall not constitute an increase of the aggregate amount of Credit Extensions that may be required to be made by such Lender pursuant to such Commitment), extend any final Commitment Termination Date or reduce any fees described in Article III payable to any Lender without the consent of such Lender;

                      (c) extend any Stated Maturity Date for any Lender's Loan (it being understood that amending the mandatory prepayment provisions (other than the Stated Maturity Date) or financial covenants (or component definitions thereof) shall not constitute an extension of any Lender's Loan) or extend the stated maturity of any Letter


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         of Credit beyond the Revolving Loan Commitment Termination Date, or reduce the principal amount of, rate of interest or fees on any Loan or Reimbursement Obligations (which shall in each case include the conversion of all or any part of the Loan Obligations into equity of any Obligor) (it being understood that amending the financial covenants or component definitions thereof shall not constitute a reduction in the rate of interest applicable to any Loan or Reimbursement Obligation), or extend the date on which interest or fees are payable in respect of such Loan or Reimbursement Obligation, in each case, without the consent of the Lender which has made such Loan or, in the case of a Reimbursement Obligation, the Issuer owed, and those Lenders participating in, such Reimbursement Obligation (it being understood and agreed, however, that any vote to rescind any acceleration made pursuant to Section 8.2 and Section 8.3 of amounts owing with respect to the Loans and other Loan Obligations shall only require the vote of the Required Lenders);

                      (d) reduce the percentage set forth in the definition of "Required Lenders" or modify any requirement hereunder that any particular action be taken by all Lenders without the consent of all Lenders (it being understood that, with the consent of the Required Lenders (or in the case of loans pursuant to Section 2.8, those lenders making such loans), additional extensions of credit pursuant to this Agreement (including, without limitation, any new or additional Tranche) may be included in the determination of Required Lenders on substantially the same basis as the extensions of Term A Loans and Revolving Loan Commitments are included in such determination on the date hereof);

                      (e) except as otherwise expressly provided in a Loan Document, release (i) the Borrower from its Loan Obligations under the Loan Documents, or any Subsidiary Guarantor from its Obligations under the Subsidiary Guaranty (other than in connection with a Disposition of all or substantially all of the Capital Stock of such Subsidiary Guarantor in a transaction permitted by Section 7.2.11 or consented to by the Required Lenders) or (ii) all or substantially all of the collateral under the Loan Documents, or consent to the assignment or transfer by the Borrower or any Subsidiary Guarantor of any of its rights and obligations under this Agreement, in each case without the consent of all Lenders; provided that the Required Lenders may consent to the release of any Subsidiary Guarantor that (A) accounted for no more than 15% of consolidated revenues of the Borrower and its Subsidiaries for the four consecutive Fiscal Quarters of the Borrower ending on March 31, 2001, or if later, the last day of the most recently completed Fiscal Quarter with respect to which, pursuant to
         Section 7.1.1, financial statements have been, or are required to have been, delivered by the Borrower to the Administrative Agent and (B) has assets which represent no more than 15% of the consolidated assets of the Borrower and its Subsidiaries as of March 31, 2001, or if later, the last day of the last Fiscal Quarter of the most recently completed Fiscal Quarter with respect to which, pursuant to Section 7.1.1, financial statements have been, or are required to have been, delivered by the Borrower to the Administrative Agent;

                      (f) amend, modify or waive clause (b) of Section 3.1.1 in a manner adverse to the holders of Revolving Loan Commitments unless such amendment, modification or waiver shall have been consented to by the holders of at least a majority of the Revolving Loan Commitments;


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                      (g) amend, modify or waive the provisions of clause
         (a)(i), (c), (d), (e) or (f) of Section 3.1.1 or clause (b) of Section
         3.1.2 although the Required Lenders may waive in whole or in part, any prepayment or repayment pursuant to clause (a)(i), (d), (e) or (f) of
         Section 3.1.1 so long as the application, as amongst the various Tranches, of any such prepayment or repayment which is still required to be made is not altered), unless such amendment, modification or waiver shall have been consented to by the holders of at least a majority of the aggregate amount of Loans outstanding under the Tranche or Tranches adversely affected by such modification (it being agreed that, in the event consented to by the Required Lenders, any increase in a Commitment Amount or the inclusion of another commitment to extend credit under this Agreement shall not be deemed for purposes of this clause (g) to constitute a modification that would adversely affect a Tranche);

                      (h) change any of the terms of Section 2.3.2 without the consent of the Swing Line Lender;

                      (i) change any of the terms of Section 2.6 without the consent of the Issuer;

                      (j) amend, waive or modify any provision of Article XI as it applies to the Administrative Agent or any other provision in any manner that affects adversely the interests, rights or obligations of the Administrative Agent (in its capacity as the Administrative Agent) or the Issuer, unless consented to by the Administrative Agent or the Issuer, as the case may be; or

                      (k) amend, modify or waive the definition of "Percentage", "RL Percentage" or "Term A Percentage" without the consent of each Lender affected thereby (it being understood that with the consent of the Required Lenders (or in the case of loans pursuant to Section 2.8, those lenders making such loans), the definition of "Percentage" and this clause (k) may be amended to reflect additional extensions of credit pursuant to this Agreement (including, without limitation, any new or additional Tranche) on substantially the same basis as RL Percentage and Term A Percentage are included therein on the date hereof).

No failure or delay on the part of the Administrative Agent, the Issuer or any Lender in exercising any power or right under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on any Obligor in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Administrative Agent, the Issuer or any Lender under any Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

         For purposes of this Section 10.1, the Administrative Agent shall have primary responsibility, together with the Borrower, in the negotiation, preparation and documentation relating to any amendment, modification or waiver under this Agreement, any other Loan


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Document or any other agreement or document related hereto or thereto contemplated pursuant to this Section.

                  10.1.2 Replacement of Non-Consenting Lenders. If, in connection with any proposed amendment, modification or waiver to any of the provisions of this Agreement as contemplated by clauses (a) through (g), inclusive, of the first proviso to Section 10.1.1, the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Borrower shall have the right, so long as all non-consenting Lenders whose individual consent is required are treated as described in either clauses (A) or (B) below, to either (A) replace each such non-consenting Lender or Lenders (or, at the option of the Borrower if the respective Lender's consent is required with respect to less than all Loans, to replace only the respective Loans of the respective non-consenting Lender which gave rise to the need to obtain such Lender's individual consent) with one or more financial institutions or other Persons (each a "Consenting Lender") pursuant to this Section 10.1.2 so long as at the time of such replacement, each such Consenting Lender consents to the proposed amendment, modification, or waiver or (B) terminate such non-consenting Lender's Revolving Loan Commitment and repay all outstanding Loans of such Lender which gave rise to the need to obtain such Lender's consent, in accordance with Section 2.2.1(b) and/or 3.1.1(h); provided that, unless the Revolving Loan Commitment terminated and Loans repaid pursuant to the preceding clause (B) are immediately replaced in full at such time through the addition of new Lenders or the increase of the Commitments and/or outstanding Loans of existing Lenders (who in each case must specifically consent thereto), then in the case of any action pursuant to preceding clause (B) the Required Lenders (determined before giving effect to the proposed action) shall specifically consent thereto, provided, further, that in any event Borrower shall not have the right to replace a Lender, terminate its Revolving Loan Commitment or repay its Loans solely as a result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) contemplated by the first proviso to this Section 10.1.2. At the time of any replacement pursuant to this Section 10.1.2, the Consenting Lender shall enter into one or more assignment agreements, in form and substance reasonably satisfactory to the Administrative Agent, pursuant to which the Consenting Lender shall acquire all of the Commitments and outstanding Loans of, and participation in Letters of Credit and Swing Line Loans by, the non-consenting Lender and (ii) all obligations of the Borrower owing to the non-consenting Lender (including, without limitation, such increased costs and excluding those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being paid) shall be paid in full to such non-consenting Lender concurrently with such replacement. Upon the execution of the respective assignment documentation, the payment of amounts referred to in clauses (i) and (ii) above and, if so requested by the Consenting Lender, delivery to the Consenting Lender of the appropriate Note or Notes executed by the Borrower, the Consenting Lender shall become a Lender hereunder and the non-consenting Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions under this Agreement, which shall survive as to such non-consenting Lender. Notwithstanding anything to the contrary contained above, no Lender that acts as an Issuer may be replaced hereunder at any time which it has Letters of Credit outstanding hereunder unless arrangements reasonably satisfactory to such Issuer (including the furnishing of a standby letter of credit in form and substance, and issued by an issuer reasonably satisfactory to such Issuer or the Cash Collateralizing of Letter of Credit Outstandings in amounts and pursuant to arrangements reasonably satisfactory to such Issuer) have been made with respect to such outstanding Letters of Credit.


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         Section 10.2 Notices; Time. All notices and other communications provided under each Loan Document shall be in writing (including by facsimile) and addressed, delivered or transmitted, if to the Administrative Agent, the Borrower, at its address or facsimile number set forth below its signature in this Agreement, and if to a Lender or the Issuer to the applicable Person at its address or facsimile number set forth below its signature in this Agreement or set forth in the Lender Assignment Agreement pursuant to which it became a Lender hereunder, or at such other address or facsimile number as may be designated by any such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter. Unless otherwise indicated, all references to the time of a day in a Loan Document shall refer to New York City time.

         Section 10.3 Payment of Costs and Expenses. The Borrower agrees to pay on demand all reasonable expenses of the Administrative Agent (including the fees and reasonable out-of-pocket expenses of Winston & Strawn, counsel to the Administrative Agent, and of local counsel, if any, who may be retained by or on behalf of the Administrative Agent) in connection with

                      (a) the negotiation, preparation, execution and delivery and ongoing administration of each Loan Document, including schedules and exhibits, the syndication of the Loans and any amendments, waivers, consents, supplements or other modifications to any Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated;

                      (b) the filing or recording of any Loan Document (including the Filing Statements) and all amendments, supplements, amendment and restatements and other modifications to any thereof, searches made following the Closing Date in jurisdictions where Filing Statements (or other documents evidencing Liens in favor of the Secured Parties) have been recorded and any and all other documents or instruments of further assurance required to be filed or recorded by the terms of any Loan Document; and

                      (c) the preparation and review of the form of any document or instrument relevant to any Loan Document.

The Borrower further agrees to pay, and to save each Secured Party harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of each Loan Document, the Credit Extensions or the issuance of the Notes. The Borrower also agrees to reimburse each Secured Party upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses of counsel to each Secured Party) incurred by such Secured Party in connection with the enforcement of any Loan Obligations.

         Section 10.4 Indemnification. In consideration of the execution and delivery of this Agreement by each Secured Party, the Borrower hereby indemnifies, exonerates and holds each Secured Party, each of their Affiliates and each of their respective officers, directors, employees and agents (collectively, the "Indemnified Parties") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action


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for which indemnification hereunder is sought), including reasonable attorneys'
fees and disbursements, whether incurred in connection with actions between or among the parties hereto or the parties hereto and third parties (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

                      (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Credit Extension, including all Indemnified Liabilities arising in connection with the Transactions;

                      (b) the entering into and performance of any Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrower as the result of any determination by the Required Lenders pursuant to Article V not to fund any Credit Extension, provided that any such action is resolved pursuant to a final judgment in a court of competent jurisdiction in favor of such Indemnified Party);

                      (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by any Obligor or any Subsidiary thereof of all or any portion of the Capital Stock or assets of any Person, whether or not an Indemnified Party is party thereto;

                      (d) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment arising from the Release or threatened Release by any Obligor or any Subsidiary thereof of any Hazardous Material;

                      (e) any investigation, claim, litigation, or proceeding related to personal injury arising from exposure or alleged exposure to Hazardous Materials handled by the Borrower or any of its Subsidiaries;

                      (f) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by any Obligor or any Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, such Obligor or Subsidiary; or

                      (g) each Lender's Environmental Liability (the indemnification herein shall survive repayment of the Obligations and any transfer of the property of any Obligor or its Subsidiaries by foreclosure or by a deed in lieu of foreclosure for any Lender's Environmental Liability, regardless of whether caused by, or within the control of, such Obligor or such Subsidiary);

except for Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of such Indemnified Party's gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final proceeding. Each Obligor and its successors and assigns hereby waive, release and agree not to make any claim or bring any cost recovery action against any Indemnified Party under CERCLA or any state equivalent, or any similar law now existing or hereafter enacted, with respect to any liabilities subject to indemnification under this Section 10.4. It is expressly understood and agreed that to the extent that any Indemnified Party


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is strictly liable under any Environmental Laws, each Obligor's obligation to such Indemnified Party under this indemnity shall likewise be without regard to fault on the part of any Obligor with respect to the violation or condition which results in liability of an Indemnified Party. If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Obligor agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

         Section 10.5 Survival. The obligations of the Borrower under Sections 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4 and the obligations of the Lenders under
Section 10.1, shall in each case survive any assignment from one Lender to another (in the case of Sections 10.3 and 10.4) and the occurrence of the Termination Date. The representations and warranties made by each Obligor in each Loan Document shall survive the execution and delivery of such Loan Document.

         Section 10.6 Severability. Any provision of any Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 10.7 Headings. The various headings of each Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of such Loan Document or any provisions thereof.

         Section 10.8 Execution in Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement.

         Section 10.9 Governing Law; Entire Agreement. EACH LOAN DOCUMENT (OTHER THAN THE LETTERS OF CREDIT, TO THE EXTENT SPECIFIED BELOW AND EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN A LOAN DOCUMENT) WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). EACH LETTER OF CREDIT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OR RULES DESIGNATED IN SUCH LETTER OF CREDIT, OR IF NO LAWS OR RULES ARE DESIGNATED, THE INTERNATIONAL STANDBY PRACTICES (ISP98--INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NUMBER 590 (THE "ISP RULES")) AND, AS TO MATTERS NOT GOVERNED BY THE ISP RULES, THE LAWS OF THE STATE OF NEW YORK. The Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto.

         Section 10.10 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Borrower may not assign or transfer its rights or obligations hereunder without the consent of all of the Lenders.


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         Section 10.11 Sale and Transfer of Credit Extensions; Participations in
Credit Extensions Notes. Each Lender may assign, or sell participations in, its Loans, Letters of Credit and Commitments to one or more other Persons in accordance with this the terms set forth below.

                  10.11.1 Assignments. Any Lender (an "Assignor Lender"),

                      (a) (i) with the written consents of the Borrower, the Administrative Agent and (in the case of any assignment of Revolving Loan Commitments and related participations in Letters of Credit and Letter of Credit Outstandings) the Issuer (which consents (A) shall not be unreasonably delayed or withheld, (B) of the Borrower shall not be required in connection with assignments made by the Administrative Agent during the Syndication Period, between two Lenders or upon the occurrence and during the continuance of any Event of Default and (C) of the Administrative Agent and the Issuer shall not be required in the case of any assignment made by or to Bankers Trust or any of its Affiliates) and (ii) with notice to, and the acknowledgment of, the Administrative Agent, may at any time assign and delegate to one or more commercial banks, funds that are regularly engaged in making, purchasing or investing in loans or securities, or other financial institutions, and

                      (b) with notice to the Borrower, the Administrative Agent, and (in the case of any assignment of Revolving Loan Commitments and related participations in Letters of Credit and Letter of Credit Outstandings) the Issuer, but without the consent of the Borrower, the Administrative Agent or the Issuer, may assign and delegate to any of its Affiliates or Related Funds or to any other Lender or any Affiliate or Related Fund of any other Lender

(each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Lender"), all or any fraction of such Assignor Lender's Loans and Commitments (and, in the case of any assignment of Revolving Loan Commitments, related participations in Letters of Credit, Letter of Credit Outstandings and Swing Line Loans) (which assignment and delegation shall be, as among Revolving Loan Commitments, Revolving Loans and participations in Letters of Credit, Letter of Credit Outstandings and Swing Line Loans, of a constant, and not a varying, percentage) is in a minimum aggregate amount of the lesser of
(i) $5,000,000 (provided that (1) assignments that are made on the same day to funds that (x) invest in commercial loans and (y) are managed or advised by the same investment advisor or any Affiliate of such investment advisor may be treated as a single assignment for purposes of the minimum amount and (2) no minimum amount shall be required in the case of any assignment between two Lenders so long as the Assignor Lender has an aggregate amount of Loans and Commitments of at least $2,000,000 following such assignment) unless the Borrower and the Administrative Agent otherwise consent or (ii) the then remaining amount of such Assignor Lender's Loans and Commitments; provided, however, that any such Assignee Lender will comply, if applicable, with the provisions contained in Section 4.6 and each Obligor, the Administrative Agent shall be entitled to continue to deal solely and directly with such Assignor Lender in connection with the interests so assigned and delegated to an Assignee Lender until

                  (A) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee


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                  Lender, shall have been given to the Borrower and the
                  Administrative Agent by such Assignor Lender and such Assignee Lender;

                  (B) such Assignee Lender shall have executed and delivered to the Borrower and the Administrative Agent a Lender Assignment Agreement, accepted by the Administrative Agent;

                  (C) the processing fees described below shall have been paid; and

                  (D) the Administrative Agent shall have registered such assignment and delegation in the Register pursuant to clause
                  (b) of Section 2.7.

From and after the date that the Administrative Agent accept such Lender Assignment Agreement and such assignment and delegation is registered pursuant to clause (b) of Section 2.7, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the Assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Any Assignor Lender that shall have previously requested and received any Note or Notes in respect of any Tranche to which any such assignment applies shall, upon the acceptance by the Administrative Agent of the applicable Lender Assignment Agreement, mark such Note or Notes "exchanged" and deliver them to the Borrower (against, if the Assignor Lender has retained Loans or Commitments with respect to the applicable Tranche and has requested replacement Notes pursuant to clause (b)(ii) of Section 2.7, its receipt from the Borrower of replacement Notes in the principal amount of the Loans and Commitments of the applicable Tranche retained by it). Such Assignor Lender or such Assignee Lender (unless the Assignor Lender or the Assignee Lender is Bankers Trust or one of its Affiliates) must also pay a processing fee to the Administrative Agent upon delivery of any Lender Assignment Agreement in the amount of $3,500, unless such assignment and delegation is by a Lender to its Affiliate or Related Fund or if such assignment and delegation is by a Lender to a Federal Reserve Bank, as provided below or the Administrative Agent otherwise agrees in writing. Any attempted assignment and delegation not made in accordance with this Section 10.11.1 shall be null and void. Nothing contained in this Section 10.11.1 shall prevent or prohibit any Lender from pledging its rights (but not its obligations to make Loans or participate in Letters of Credit, Letter of Credit Outstandings or Swing Line Loans) under this Agreement and/or its Loans hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank and any Lender that is a fund that invests in bank loans may pledge all or any portion of its rights (but not its obligations to make Loans or participate in Letters of Credit or Letter of Credit Outstandings) hereunder to any trustee or any other representative of holders of obligations owed or securities issued by such fund as security for such obligations or securities. In the event that S&P, Moody's or Thompson's BankWatch (or Insurance Watch Ratings Service, in the case of Lenders that are insurance companies (or Best's Insurance Reports, if such insurance company is not rated by Insurance Watch Ratings Service)) shall, after the date that any Lender with a Commitment to make Revolving Loans or participate in Letters of Credit, Letter of Credit Outstandings or Swing Line Loans becomes a Lender, downgrade the long-term certificate of deposit rating or long-term senior unsecured debt rating


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of such Lender, and the resulting rating shall be below BBB-, Baa3 or C (or BB, in the case of Lender that is an insurance company (or B, in the case of an insurance company not rated by InsuranceWatch Ratings Service)) respectively, then the Issuer or the Borrower shall have the right, but not the obligation, upon notice to such Lender and the Administrative Agent, to replace such Lender with an Assignee Lender in accordance with and subject to the restrictions contained in this Section, and such Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in this Section) all its interests, rights and obligations in respect of its Revolving Loan Commitment under this Agreement to such Assignee Lender; provided, however, that (i) no such assignment shall conflict with any law, regulation or order of any governmental authority and (ii) such Assignee Lender shall pay to such Lender in immediately available funds on the date of such assignment the principal of and interest and fees (if any) accrued to the date of payment on the Loans made, and Letters of Credit participated in, by such Lender hereunder and all other amounts accrued for such Lender's account or owed to it hereunder.

                  10.11.2 Participations. Any Lender may sell to one or more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "Participant") participating interests in any of the Loans, Commitments, or other interests of such Lender hereunder; provided, however, that

                      (a) no participation contemplated in this Section shall relieve such Lender from its Commitments or its other obligations under any Loan Document;

                      (b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations;

                      (c) each Obligor and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under each Loan Document;

                      (d) no Participant, unless such Participant is an Affiliate of such Lender or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action under any Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any actions of the type described in clauses (a), (b) or (c) of Section
         10.1 with respect to Loan Obligations participated in by such Participant; and

                      (e) the Borrower shall not be required to pay any amount under this Agreement that is greater than the amount which it would have been required to pay had no participating interest been sold.

The Borrower acknowledges and agrees that each Participant, for purposes of Sections 4.3, 4.4, 4.5, 4.6, 4.8, 4.9, 7.1.1, 10.3 and 10.4, shall be considered a Lender. Each Participant shall only be indemnified for increased costs and taxes pursuant to Section 4.3, 4.5 or 4.6 if and to the extent that the Lender which sold such participating interest to such Participant concurrently is entitled to make, and does make, a claim on the Borrower for such increased costs. Any Lender that sells a participating interest in any Loan, Commitment or other interest to a Participant under this Section shall indemnify and hold harmless the Borrower and the Administrative Agent from


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and against any taxes, penalties, interest or other costs or losses (including reasonable attorneys' fees and expenses) incurred or payable by the Borrower or the Administrative Agent as a result of the failure of the Borrower or the Administrative Agent to comply with its obligations to deduct or withhold any Taxes from any payments made pursuant to this Agreement to such Lender or the Administrative Agent, as the case may be, which Taxes would not have been incurred or payable if such Participant had been a Non-Domestic Lender that was entitled to deliver to the Borrower, the Administrative Agent or such Lender, and did in fact so deliver, a duly completed and valid Form W-8BEN or W-8ECI (or applicable successor form) entitling such Participant to receive payments under this Agreement without deduction or withholding of any United States federal taxes.

         Each Lender shall, as agent of the Borrower solely for the purpose of this Section, record in book entries maintained by such Lender the name and the amount of the participating interest of each Participant entitled to receive payments in respect of any participating interests sold pursuant to this Section.

         Section 10.12 Other Transactions. Nothing contained herein shall preclude the Administrative Agent, the Issuer or any other Lender from engaging in any transaction, in addition to those contemplated by the Loan Documents, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

         Section 10.13 Independence of Covenants. All covenants contained in this Agreement and each other Loan Document shall be given independent effect such that, in the event a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not, unless expressly so provided in such first covenant, avoid the occurrence of a Default or an Event of Default if such action is taken or such condition exists.

         Section 10.14 Confidentiality. Each of the Lenders severally agrees to keep confidential all information pertaining to the Borrower and its Subsidiaries furnished in connection with this Agreement which is provided to it by any such parties or from any other Person to the extent such Lender receives such information subject to an obligation of confidentiality or has actual knowledge that such information is subject to an obligation of confidentiality in accordance with such Lender's customary procedures for handling confidential information of this nature and in a prudent fashion, and shall not disclose such information to any Person except (i) to the extent such information is public when received by such Lender or becomes public thereafter due to the act or omission of any party other than a Lender, (ii) to an Affiliate of such Lender (subject to the confidentiality provisions provided herein), counsel, auditors, examiners of any regulatory authority having jurisdiction over such Lender, accountants and other consultants retained by the Administrative Agent or any Lender, (iii) in connection with any litigation regarding this Agreement or any Loan Document or the enforcement of the rights of any Lender or the Administrative Agent under this Agreement or any other Loan Document, (iv) to the extent required by any applicable statute, rule or regulation or court order (including , without limitation, by way of subpoena) or pursuant to the request of any Governmental Authority having jurisdiction over any Lender or the Administrative Agent; provided, however, that in such event, if the Lender(s) are able to do so, the Lender shall provide the Borrower with prompt notice of such requested disclosure so that the Borrower may seek a protective order or other


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appropriate remedy, and, in any event, the Lenders will endeavor in good faith to provide only that portion of such information which, in the reasonable judgment of the Lender(s), is relevant and legally required to be provided, or
(v) to the extent disclosure to other entities is appropriate in connection with any proposed or actual assignment or grant of a participation by any of the Lenders of interests in this Agreement and/or any of the other Loan Documents to such other financial institutions (subject to the confidentiality provisions provided herein). In no event shall the Administrative Agent or any Lender be obligated or required to return any such information or other materials furnished by the Borrower.

         Section 10.15 Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS, THE ISSUER OR THE BORROWER IN CONNECTION HEREWITH OR THEREWITH MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 10.2. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER, AS THE CASE MAY BE, HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS LOAN OBLIGATIONS UNDER THE LOAN DOCUMENTS.

         Section 10.16 Waiver of Jury Trial. THE ADMINISTRATIVE AGENT, EACH LENDER, THE ISSUER AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, EACH LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF SUCH AGENT, SUCH LENDER, THE ISSUER OR THE BORROWER IN CONNECTION THEREWITH. THE BORROWER


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ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION
FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH AGENT, EACH LENDER AND THE ISSUER ENTERING INTO THE LOAN DOCUMENTS.


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